UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CIRQUE ENERGY, INC.

(Name of Registrant as Specified in its Charter)

Copies to:

Marc J. Ross, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

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CIRQUE ENERGY, INC.

645 Griswold Street, Penobscot Building, Suite 3274

Detroit, MI 48226

Dear Stockholder:

A Special Meeting of stockholders of Cirque Energy, Inc., a Florida corporation, will be held at our headquarters, 645 Griswold Street, Penobscot Building, Suite 3274, Detroit, MI 48226, at __:00 a.m., local time, on ____________, _______ ___, 2015. The formal meeting notice and our proxy statement for the meeting are attached.

Each of the proposals to be presented at the Special Meeting is described in the accompanying proxy statement. We urge you to carefully review the proxy statement which discusses each of the proposals in more detail.

Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy card in the postage-paid envelope enclosed for that purpose. Returning your completed proxy will ensure your representation at the Special Meeting.

We look forward to seeing you on _________ ___, 2015.

Sincerely yours,

By Order of the Board of Directors

Joseph L. DuRant
Chief Executive Officer

CIRQUE ENERGY, INC.

645 Griswold Street, Penobscot Building, Suite 3274

Detroit, MI 48226

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held ________ __, 2015

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of stockholders of Cirque Energy, Inc., a Florida corporation, will be held at __:00 a.m., local time, on ______, ________ ___, 2015, at our headquarters located at 645 Griswold Street, Penobscot Building, Suite 3274, Detroit, MI 48226, for the following purposes:

1.	To ratify the amendment to our Articles of Incorporation whereby we changed the name of our company from Green Energy Renewable Solutions, Inc. to Cirque Energy, Inc.;

2.	To ratify the amendment to our Articles of Incorporation whereby we amended our Articles of Incorporation to provide for 300,000,000 authorized shares of common stock, par value $0.001 per share, and 20,000,000 shares of “blank check” preferred stock, par value $0.001 per share; and

3.	To approve an amendment to our Articles of Incorporation increasing the number of authorized shares of common stock, par value $0.001 per share, to 900,000,000.

Our Board of Directors recommends that you vote “FOR” each of the proposals. Stockholders of record at the close of business on _______________, 2015 (the “Record Date”), are entitled to vote at the Special Meeting and any postponement or adjournment thereof.

All stockholders are cordially invited to attend the Special Meeting in person. To ensure your representation at the Special Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the Special Meeting may vote in person even if he or she previously returned a proxy.

Sincerely yours,

By Order of the Board of Directors

Joseph L. DuRant
Chief Executive Officer

ABOUT THIS DOCUMENT

This document, which was filed with the Securities and Exchange Commission (referred to herein as the “SEC”), constitutes a proxy statement of Cirque Energy, Inc., sometimes referred to herein as “Cirque,” “we,” “us” or the “Company,” under Section 14(a) of the Securities Exchange Act of 1934, which is referred to herein as the Exchange Act, and the rules thereunder, and a notice of meeting with respect to the Special Meeting of Cirque’s shareholders (the “Special Meeting”) to consider and vote upon the proposals referenced herein.

You should rely only on the information contained or incorporated by reference in this proxy statement. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference in, this proxy statement. This proxy statement is dated ______ __, 2015. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, or that the information incorporated by reference in, this proxy statement is accurate as of any date other than the date of such incorporated documents. Neither the mailing of this proxy statement to Cirque shareholders nor the payment of the consideration pursuant to the Contribution Agreement, sometimes referred to herein as the “Acquisition Consideration,” upon the consummation of the Contribution Agreement will create any implication to the contrary. The transaction contemplated by the Contribution Agreement is at times referred to herein as the “Acquisition.”

This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make any such solicitation in such jurisdiction.

SUMMARY TERM SHEET

This summary term sheet highlights information contained elsewhere in this proxy statement and may not contain all the information that is important to you. Cirque urges you to read carefully the remainder of this proxy statement, including the attached annex, and the other documents to which Cirque has referred you because this section does not provide all the information that might be important to you. See also the section entitled “Where You Can Find More Information” beginning on page ___.

Description and Effects of the Acquisition

At the effective time of the Contribution Agreement, the members, referred to herein as the Members, of Cirque Energy II, LLC, at times referred to herein as “Cirque II,” will contribute their membership interests in Cirque II to Cirque, with Cirque II surviving the Acquisition as a wholly owned subsidiary of Cirque. In consideration for the contribution of these membership interests, sometimes referred to herein as the Interests, as part of the Acquisition, Cirque will issue to the Members shares of its common stock.

Following and as a result of the Acquisition, the Members will no longer have any interest in, and will no longer be members of, Cirque II. The Acquisition will have no effect on the market for the tradability of the shares of common stock of Cirque, though the current ticker symbol for its shares is expected to be changed if and when its shareholders approve the change in its name (see Proposal 1). The Contribution Agreement is attached as Annex A to this proxy statement.

Cirque and Cirque II expect to complete the Acquisition in the second quarter of 2015. However, the Acquisition is subject to certain approvals, including but not limited to the increase in its authorized shares of common stock (see Proposal 3) and other conditions. As a result, it is possible that factors outside the control of Cirque and Cirque II could result in the Acquisition being completed at a later time, or not at all.

The Parties to the Acquisition

Cirque

Cirque Energy, Inc.

645 Griswold Street, Penobscot Building, Suite 3274

Detroit, MI 48226

Tel: (888) 963-2622

Cirque Energy, Inc. was originally incorporated in Florida on July 16, 1998 under the name of Salty’s Warehouse, Inc. and was engaged in selling name brand consumer products over the Internet. Since its incorporation, Cirque has operated under the names E World Interactive and Green Renewable Energy Solutions, Inc. Cirque’s key area of business is focused on the acquisition of waste streams and maximizing their value utilizing recycling, renewable energy production, and environmentally responsible disposal strategies. On May 15, 2013, Cirque entered into the Contribution Agreement with Cirque II whereby Cirque II would contribute all of its assets to Cirque in exchange for common stock thereof. The contribution agreement has not yet been consummated. In July 2013, Green Energy Renewable Solutions, Inc. changed its name to Cirque Energy, Inc.

Cirque II

Cirque Energy II, LLC

c/o Cirque Energy, Inc.

645 Griswold Street, Penobscot Building, Suite 3274

Detroit, MI 48226

Tel: (888) 963-2622

Cirque II was originally formed in Michigan on February 1, 2012. Cirque II strives to be the acknowledged industry leader in the development of renewable energy projects. Cirque II is an integrator of renewable energy processes specializing in the development, verification, and implementation of technologies dedicated to conserving our natural resources and minimizing the negative impact on the environment. Cirque II strives to achieve its goals by challenging the mind-sets and principles of the traditional thought processes relating to waste, waste management, and creating energy from alternative fuels. The processes and technologies that are deployed by Cirque II focus on converting materials typically considered waste into a fuel to create energy, thus renewable energy.

The Contribution Agreement

The Contribution Agreement is included as Annex A hereto. Cirque and Cirque II encourage you to read carefully the Contribution Agreement in its entirety. It is the principal document governing the Acquisition and the related transactions.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

This proxy statement contains information related to the Special Meeting of stockholders of Cirque Energy, Inc. (formerly known as Green Energy Renewable Solutions, Inc.), a Florida corporation, which will be held on _______ __, 2015 at our headquarters, located at 645 Griswold Street, Penobscot Building, Suite 3274, Detroit, MI 48226, or at any adjournment or postponement thereof.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will consider and vote upon the following matters:

1.	To ratify the amendment to our Articles of Incorporation whereby we changed the name of our company from Green Energy Renewable Solutions, Inc. to Cirque Energy, Inc.;

2.	To ratify the amendment to our Articles of Incorporation whereby we amended our Articles of Incorporation to provide for 300,000,000 authorized shares of common stock, par value $0.001 per share, and 20,000,000 shares of “blank check” preferred stock, par value $0.001 per share; and

3.	To approve an amendment to our Articles of Incorporation increasing the number of authorized shares of common stock, par value $0.001 per share, to 900,000,000.

We sent you these proxy materials because our Board of Directors is requesting that you allow your shares of our common stock to be represented at the meeting by the proxyholders named in the enclosed proxy card. This proxy statement contains information that we are required to provide you under the rules of the Securities and Exchange Commission (the “SEC”), and that is designed to assist you in voting your shares. We began mailing these proxy materials on or about __________ ____, 2015 to all stockholders of record at the close of business on the Record Date.

Who is entitled to vote at the Special Meeting?

Holders of record of our common stock at the close of business on the Record Date are entitled to vote at the Special Meeting. As of the Record Date, there were ____________ shares of our common stock issued and outstanding. Stockholders are entitled to cast one vote per share on each matter presented for consideration and action at the Special Meeting.

Your vote is important. Stockholders can vote in person at the Special Meeting or by proxy. If you vote by proxy, the individuals named on the proxy card as representatives will vote your shares in the manner you indicate. You may specify whether your shares should be voted “For,” “Against” or “Abstain” with respect to each of the other proposals.

What votes are needed to hold the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Special Meeting. If you have returned a valid proxy or attend the Special Meeting in person, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting who will also determine whether or not a quorum is present. For purposes of determining whether a quorum is present, abstentions and “broker non-votes,” if any, will be counted as present.

How does the Board of Directors recommend that I vote on the proposals?

If no instructions are indicated on your valid proxy, the proxyholders will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommends a vote:

•          “FOR” the ratification of the amendment to our Articles of Incorporation whereby we changed the name of our company from Green Energy Renewable Solutions, Inc. to Cirque Energy, Inc.;

•          “FOR” the ratification of the amendment to our Articles of Incorporation whereby we amended our Articles of Incorporation to provide for 300,000,000 authorized shares of common stock, par value $0.001 per share, and 20,000,000 shares of “blank check” preferred stock, par value $0.001 per share; and

•          “FOR” the amendment to our Articles of Incorporation increasing the number of authorized shares of common stock, par value $0.001 per share, to 900,000,000.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal.

We expect that your broker will not have discretionary authority to vote your shares on any of the three proposals, in that these are non-routine matters. Brokers holding shares beneficially owned by their clients no longer have the ability to cast votes with respect to non-routine matters unless they have received instructions from the beneficial owner of the shares. As a result, if you do not provide specific voting instructions to your record holder, that record holder will not be able to vote on any of the proposals. It is therefore important that you provide voting instructions to your broker if your shares are held by a broker so that your vote with respect to all proposals are recorded.

Can I change my vote after I have mailed my signed proxy card?

There are three ways in which you can change your vote before your proxy is voted at the Special Meeting. First, you can send our secretary a written notice stating that you revoke your proxy to ______________________________________. Second, you can complete and submit a new proxy card, dated a later date than the first proxy card. Third, you can attend the Special Meeting and vote in person. Your attendance at the Special Meeting will not, however, by itself revoke your proxy. If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares, you must follow directions received from your broker, bank or other nominee to change those instructions.

What vote is required to approve each proposal?

Each proposal requires the affirmative vote of a majority of the shares of our common stock issued and outstanding.

What is the effect of abstentions and broker non-votes?

Abstentions with respect to each of the proposals will have the same effect as an AGAINST vote. Abstentions will be counted for the purpose of determining a quorum at the Special Meeting.

Matters subject to stockholder vote are classified as “routine” or “non-routine.” In the case of non-routine matters, brokers may not vote shares held in “street name” for which they have not received voting instructions from the beneficial owner (“Broker Non-Votes”), whereas they may vote those shares in their discretion in the case of any routine matter. Broker Non-Votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting, but will not be counted for purposes of determining the numbers of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. All of the proposals are non-routine matters. Thus, Broker Non-Votes will be counted for the purpose of determining a quorum at the Special Meeting, but will not affect the outcome of any proposal being voted on at the Special Meeting. Therefore, it is important that you complete and return your proxy early so that your vote may be recorded.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting, who also will determine whether a quorum is present.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference in this proxy statement contain “forward-looking statements.” These statements may be made directly in this proxy statement or may be incorporated in this proxy statement by reference to other documents and may include statements for periods following the Acquisition. Forward-looking statements are all statements other than statements of historical facts, such as those statements regarding general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; availability, terms, and deployment of capital; and availability of qualified personnel. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions and/or statements that are not historical facts are intended to identify those assertions as forward-looking statements. Although the Company believes the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The underlying expected actions or the Company’s results of operations involve risks and uncertainties, many of which are outside the Company’s control, and any one of which, or a combination of which, could materially affect the Company’s results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise, except as required by law.

In addition to other factors and matters contained or incorporated in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Contribution Agreement;

•	the inability to complete the Acquisition due to the failure to satisfy any conditions to the completion of the Acquisition;

•	business uncertainty and contractual restrictions during the pendency of the Acquisition;

•	adverse outcomes of pending or threatened litigation;

•	the failure of the Acquisition to close for any other reason;

•	the amount of the costs, fees, expenses and charges related to the Acquisition;

•	diversion of management’s attention from ongoing business concerns;

•	the effect of the announcement of the Acquisition on our business and customer relationships, operating results and business generally, including our ability to retain key employees;

•	risks that the proposed Acquisition disrupts current plans and operations; and

•	the possible adverse effect on our business and the price of our common stock if the Acquisition is not completed in a timely fashion or at all.

Cirque cautions readers that forward-looking statements are not guarantees of future performance or exploration and development success, and its future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. In addition to those items set forth above, important factors that may cause Cirque’s actual results to differ materially from those anticipated by the forward-looking statements include, but are not limited to, those factors described in Part I, Item 1A. “Risk Factors” included in Cirque’s annual report on Form 10-K for the year ended December 31, 2013, as updated by Cirque’s subsequent filings with the SEC. The risks and uncertainties identified in this proxy statement should be read in conjunction with the other information in this proxy statement and Cirque’s other filings with the SEC. The forward-looking statements included in this proxy statement are made only as of the date of this proxy statement and Cirque undertakes no obligation to update any forward-looking statements except as required by law.

GENERAL

Description and Effects of the Acquisition

At the effective time of the Contribution Agreement, the members, referred to herein as the Members, of Cirque Energy II, LLC, at times referred to herein as “Cirque II,” will contribute their membership interests in Cirque II to Cirque, with Cirque II surviving the Acquisition as a wholly owned subsidiary of Cirque. In consideration for the contribution of these membership interests, sometimes referred to herein as the Interests, as part of the Acquisition, Cirque will issue to the Members shares of its common stock.

Following and as a result of the Acquisition, the Members will no longer have any interest in, and will no longer be members of, Cirque II. The Acquisition will have no effect on the market for the tradability of the shares of common stock of Cirque, though the current ticker symbol for its shares is expected to be changed if and when its shareholders approve the change in its name (see Proposal 1). The Contribution Agreement is attached as Annex A to this proxy statement.

Cirque and Cirque II expect to complete the Acquisition in the second quarter of 2015. However, the Acquisition is subject to certain approvals, including but not limited to the increase in its authorized shares of common stock (see Proposal 3) and other conditions. As a result, it is possible that factors outside the control of Cirque and Cirque II could result in the Acquisition being completed at a later time, or not at all.

Background of the Acquisition

The following is a discussion of the Acquisition, including the process undertaken by the Company and the Board of Directors in identifying and determining whether to engage in the proposed transaction. This discussion of the Acquisition is qualified by reference to the Contribution Agreement, which is attached to this proxy statement as Annex A. You should read the entire Contribution Agreement carefully as it is the legal document that governs the Acquisition.

The Board of Directors and senior management regularly evaluate the Company’s business strategy, prospects for growth and opportunities to maximize value for the Company’s shareholders. As part of this ongoing process, the Board of Directors and senior management also periodically review strategic alternatives that may be available to the Company, including potential joint ventures, acquisitions and divestitures.

The Company has been in the process of acquiring several businesses to accomplish the business strategy. During this process, the Company used John Mazza of Southern Consulting and Investment Company, Inc. for financing advice. Mr. Mazza worked with The Downtown Ransom Group whose principals are Aaron Ransom and Steve Siegel on several financing alternatives. During these working opportunities, discussions between Mr. Mazza and Mr. Ransom ensued whereas the business plan and strategic direction of the Company were explored. Mr. Ransom mentioned that a long time customer and acquaintance had a similar business and strategic plan and that his acquaintance had substantial operational experience and may have an interest in discussing whatever mutual benefits that may exist.

On December 3, 2012, Mr. Ransom contacted Mr. Silverthorn, a Member of Cirque II to determine if he would have an interest in meeting with Mr. Joe DuRant of the Company to discuss whether any mutual benefits could exist between the two companies. They agreed to meet on Thursday, December 6, 2012 in Bridgeport, Michigan. Attendees included: Mr. DuRant, President and CEO of the Company; Mr. Silverthorn, CFO and Member of Cirque II; Mr. Mazza; Mr. Ransom; and Mr. Siegel. At the end of the discussion it was mutually decided that the entities’ business interests were similar, that both companies were moving in a very similar direction, and that each company had strengths that the other company needed to execute their business strategy. It was decided that the principals should meet again as soon as possible, sign a mutual non-disclosure agreement, and expand the group to include more of each company’s management teams.

On December 8, 2012 Mr. DuRant and Mr. Frank O’Donnell, then the Chairman of the Board and Executive VP of the Company; Mr. Silverthorn and Mr. Thomas Cotè, President and CEO of Cirque II; Mr. Ransom and Mr. Siegel of Downtown Ransom Group; and Mr. Mazza of Southern Consulting and Investment Company, Inc. met at the offices of Cirque in downtown Detroit, Michigan. A mutual confidentiality agreement was executed. After a lengthy discussion, all present believed that a transaction combining the two management teams would strengthen both companies. General terms were discussed. It was decided that the parties should draft a memorandum of understanding that would specify terms of a potential transaction as soon as possible with a target date of December 14, 2012.

On December 10, 2012 a memorandum of understanding (“MOU”) was executed by the CEOs of Cirque and Cirque II detailing the terms of an agreement to create a mechanism to merge the business interests of the parties within Cirque. In addition, Cirque II would act as a paid consultant/advisor under a development services agreement (“DSA”) on selected waste-to-energy project developments. The parties desired to enter into this non-binding MOU to set forth their mutual understanding, collaboration and cooperation in evaluating and advancing the proposed DSA, partnership or joint venture agreements, option agreement and other supporting agreements for the express purpose of developing energy generation facilities. The projects proposed for development included but were not limited to the Yabucoa Power Station and Detroit Power Station.

On December 17 and 18, 2012, Mr. DuRant invited the Cirque II team to attend a meeting at the offices of their investment bankers, Ardour Capital Investments, in New York City. Cirque was in the process of raising capital for various projects including general working capital. Mr. Cotè and Mr. Silverthorn met with Mr. DuRant and Mr. O’Donnell along with the Ardour Capital team for a discussion of the project assets and experience that the Cirque II team would bring to Cirque upon completion of the acquisition.

On December 19, 2012, Mr. DuRant, Mr. O’Donnell, Mr. Cotè and Mr. Silverthorn met via teleconference to discuss the positive reception by Ardour Capital of the Cirque II team. Due diligence material was requested from both teams for review.

On December 27, 2012, Mr. DuRant, Mr. Cotè and Mr. Silverthorn met via teleconference where discussions were held regarding the terms of the MOU, in particular the cash terms of the proposed transaction. Modified terms were agreed to and on December 28, 2012 a revised MOU was executed.

On February 1, 2013, in contemplation of the execution and closing of the definitive purchase agreement and the need of Cirque to hire a chief financial officer, Mr. Silverthorn was offered the positions of CFO, Secretary of the Company, and a member of the Board of Directors. He accepted.

The Board of Directors of Cirque approved the acquisition in principle of Cirque II on March 31, 2013. Thereafter, the definitive agreement was negotiated resulting in the Contribution Agreement presented in early May, 2013.

On May 15, 2013 the Contribution Agreement was executed by President DuRant of Cirque and President Cotè of Cirque II resulting in a press release and a filing by Cirque of a Current Report on Form 8-K with the SEC on May 16, 2013.

A series of actions were recommended and undertaken by Cirque’s then-SEC counsel for the purpose of increasing the authorized shares of common stock of the Company so that a closing could occur. In August of 2013, the Company engaged its current SEC counsel to review the process and correct any and all issues regarding filings the Company had made or failed to make. Corrective action has been taken resulting in this proxy statement.

THE CONTRIBUTION AGREEMENT

The following is a summary of the material terms and conditions of the Contribution Agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Contribution Agreement, a copy of which is attached as Annex A, and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Contribution Agreement that is important to you. We encourage you to read the Contribution Agreement carefully and in its entirety because it is the legal document that governs the Acquisition.

The Contribution Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Contribution Agreement. Factual disclosures about the Company contained in this proxy statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Contribution Agreement and described in this summary. The representations, warranties and covenants were qualified and subject to important limitations agreed to by the parties to the Contribution Agreement in connection with negotiating the terms of the Contribution Agreement. In particular, in your review of the representations and warranties contained in the Contribution Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Contribution Agreement may have the right not to close the Acquisition if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise and allocating risk between the parties to the Contribution Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC and in some cases were qualified by disclosures that were made by Cirque to Cirque II, which disclosures are not reflected in the Contribution Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Contribution Agreement and subsequent developments or new information affecting a representation or warranty may not have been included in this proxy statement.

In reviewing the Contribution Agreement, please remember that it is included to provide you with information regarding its terms and conditions. The Contribution Agreement contains representations and warranties by each of the parties to the Contribution Agreement, made as of specific dates. These representations and warranties were made solely for the benefit of the other parties to the Contribution Agreement and:

•          were not intended to be treated as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate; and

•          have been qualified in the Contribution Agreement by reference to certain disclosures contained in separate disclosure letters delivered by the parties to each other and in certain SEC filings made by the parties.

Accordingly, the representations and warranties and other provisions of the Contribution Agreement should not be read alone as characterizations of the actual state of facts about the Company or Cirque II, but instead should be read together with the information provided elsewhere in this proxy statement and in the other documents incorporated by reference herein. For information regarding the Company, see the sections entitled “Important Information Regarding the Company” and “Where You Can Find More Information.”

The Acquisition; Acquisition Consideration

The Contribution Agreement provides that upon the Closing Date (as defined in the Contribution Agreement), the Members shall contribute their Interests to the Company, and the Company shall assume from each Member all such Interests, in return for an aggregate of 43,359,487 shares of common stock of the Company, referred to herein as the Acquisition Consideration, in such proportion to each of the four Members as set forth in the Contribution Agreement. As a result of the Acquisition, Cirque II will become a wholly owned subsidiary of the Company.

In addition to the Acquisition Consideration issuable to the Members at the Closing (as defined in the Contribution Agreement), on the date that the shares of common stock of the Company shall have traded for an average of $.50 per share for 10 days, the Company will issue an additional 43,359,487 shares of common stock of the Company apportioned among the Members as set forth opposite such Member's name in the Contribution Agreement.

Time of Closing and Effective Time of the Acquisition

The closing of the Acquisition will take place no later than the second business day after the date on which the conditions to closing of the Acquisition have been satisfied or waived (other than the conditions that by their nature are to be satisfied at the closing of the Acquisition, but subject to the satisfaction or waiver of those conditions), unless another date is agreed to in writing by the parties to the Contribution Agreement.

Cirque II Member Approval

The Members have each executed and thereby approved the Contribution Agreement. The Company’s shareholders are not being asked to vote on the Contribution Agreement as such approval is not necessary.

Representations and Warranties

The Contribution Agreement contains representations and warranties made by the Company, on the one hand, and Cirque II as well as the Members, on the other hand, to each other as of specific dates. The statements embodied in those representations and warranties were made for purposes of the Contribution Agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Contribution Agreement. In addition, some of those representations and warranties made as of a specific date may be subject to a contractual standard of materiality different from that generally applicable to shareholders or may have been used for the purpose of allocating risk between the parties to the Contribution Agreement rather than establishing matters as facts. For the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

The representations and warranties made by the Company to Cirque II include representations and warranties relating to, among other things:

•	due organization, existence and good standing of the Company;

•	the Company’s corporate power and authority to execute, deliver and perform, and to consummate the transactions contemplated by, the Contribution Agreement, and the enforceability of the Contribution Agreement against the Company;

•	the absence of violations of or conflicts with the Company’s organizational documents, applicable laws, or other material contracts as a result of the execution of the Contribution Agreement and consummation of the Acquisition;

•	the Company’s financial statements, including the accuracy and compliance with accounting principles generally accepted in the United States, or GAAP, of such financial statements;

•	the officers and directors of the Company;

•	compliance with applicable laws, possession of all licenses and permits necessary for the lawful conduct of the Company’s and its subsidiaries’ respective businesses;

•	compliance with applicable tax laws and other tax-related matters;

•	employee benefit plans;

•	absence of material contracts;

•	conduct of business;

•	the Company’s insurance policies;

•	broker’s and other advisor’s fees and commissions; and

•	compliance with environmental laws.

The representations and warranties made by Cirque II to the Company include representations and warranties relating to, among other things:

•	due organization, existence, good standing and qualification to do business of Cirque II;

•	Cirque II’s company power and authority to execute, deliver and perform, and to consummate the transactions contemplated by, the Contribution Agreement, and the enforceability of the Contribution Agreement against Cirque II;

•	Cirque II’s capitalization;

•	the officers and directors of Cirque II;

•	Cirque II’s absence of liabilities;

•	the absence of violations of or conflicts with Cirque II’s organizational documents, applicable laws, or other material contracts as a result of the execution of the Contribution Agreement and consummation of the Acquisition;

•	the Company’s financial statements, including the accuracy and compliance with GAAP of such financial statements;

•	compliance with applicable laws, possession of all licenses and permits necessary for the lawful conduct of the Company’s and its subsidiaries’ respective businesses;

•	compliance with applicable tax laws and other tax-related matters;

•	employee benefit plans;

•	absence of material contracts;

•	conduct of business;

•	absence of legal proceedings;

•	compliance with applicable laws;

•	Cirque II’s insurance policies;

•	broker’s and other advisor’s fees and commissions; and

•	compliance with environmental laws.

The representations and warranties made by the Members to the Company include representations and warranties relating to, among other things:

•	each Member’s legal capacity, power and authority to execute, deliver and perform, and to consummate the transactions contemplated by, the Contribution Agreement, and the enforceability of the Contribution Agreement against such Member;

•	ownership by each Member of the Interests and the absence of liens thereon;

•	absence of conflicts;

•	absence of consents required in connection with the Contribution Agreement or the Acquisition;

•	investment representations; and

•	broker’s and other advisor’s fees and commissions.

Pre-Closing Covenants

The Contribution Agreement contains certain pre-closing covenants between the Company and Cirque II relating to, among other things:

•	Cirque II granting the Company or its representatives access to its offices, facilities and books and records, among other items;

•	the conduct of Cirque II’s business pending the Acquisition;

•	both parties’ agreement not to solicit, encourage, negotiate or discuss with any third party any acquisition proposal relating to or affecting all or any portion of the equity interests or assets of the Company, Cirque II or any subsidiary thereof; and

•	the provision of additional information.

Post-Closing Covenants

The Contribution Agreement contains certain post-closing covenants between the Company and Cirque II relating to, among other things:

•	the Members’ agreement, during the period beginning on the Closing Date and continuing for a period of two (2) years thereafter, not to engage in any activity on behalf of any entity whose business is competitive with that of Cirque II;

•	the Members’ maintenance of confidential information regarding Cirque II;

•	the Members’ agreement not to interfere with the business of Cirque II;

•	cooperation on post-Closing basis;

•	public disclosure of the Contribution Agreement; and

•	if and for so long as the Members shall own no less than 33% of the issued and outstanding shares of common stock of the Company, the Company shall agree to nominate Thomas Cotè and Roger Silverthorn to the Company’s Board of Directors at any annual meeting of its shareholders.

Conditions to the Completion of the Acquisition

The obligation of Cirque II to consummate the Acquisition is subject to the satisfaction or waiver of the following further conditions:

•	the representations and warranties of the Company set forth in the Contribution Agreement are true and correct both when made and on the Closing Date of the Acquisition in all material respects;

•	the Company has performed or complied in all material respects with all of its obligations under the Contribution Agreement at or prior to the Closing Date of the Acquisition;

•	Cirque II and the Members shall have received a certificate signed by a senior executive officer of the Company with respect to the satisfaction of the two conditions described above;

•	Cirque II and the Members shall have received all the deliverables required to be provided by the Company by the Contribution Agreement; and

•	no suit, action or proceeding by a governmental authority or third party is in effect that enjoins or prevents the consummation of the Acquisition.

The obligation of the Company to consummate the Acquisition is subject to the satisfaction or waiver of the following further conditions:

•	the representations and warranties of Cirque II or the Members set forth in the Contribution Agreement are true and correct both when made and on the Closing Date of the Acquisition in all material respects;

•	Cirque II and the Members have performed or complied in all material respects with all of their respective obligations under the Contribution Agreement at or prior to the Closing Date of the Acquisition;

•	the Company shall have received a certificate signed by a senior executive officer of Cirque II with respect to the satisfaction of the two conditions described above;

•	the Company shall have received all the deliverables required to be provided by Cirque II and the Members by the Contribution Agreement;

•	no suit, action or proceeding by a governmental authority or third party is in effect that enjoins or prevents the consummation of the Acquisition; and

•	there has been no event, change, or occurrence that has had, a "Material Adverse Effect" (as defined in the Contribution Agreement).

Termination of the Contribution Agreement

The Contribution Agreement may be terminated and the Acquisition may be abandoned at any time prior to the Closing:

•	by mutual consent by each of the Members and the Company;

•	by either the Members, on the one hand, or the Company, on the other hand, in writing, without liability to the terminating party on account of such termination, if the Closing shall not have occurred on or before May 31, 2013; or

•	by either the Members, on the one hand, or the Company, on the other hand, without liability to the terminating party on account of such termination, if the Members, on the one hand, or the Company, on the other hand, shall (i) fail to perform in any material respect its agreements contained herein required to be performed prior to the Closing, or (ii) materially breach(es) any of its representations, warranties or covenants contained herein and fails to cure such breach within thirty (30) days of written notice thereof from the non-breaching party.

Expenses

The Company shall pay for all costs and expenses incurred by itself, Cirque II as well as the Members in negotiating and preparing the Contribution Agreement and in closing and carrying out the transactions contemplated by the Contribution Agreement.

THE SPECIAL MEETING

Date, Time and Place

The Special Meeting is scheduled to be held at ____ a.m., local time on ______, ________ __, 2015 at the corporate offices of the Company, located at 645 Griswold Street, Penobscot Building, Suite 3274, Detroit, MI 48226.

Purpose of the Special Meeting

The Special Meeting of the Company’s shareholders is being held:

1.	To ratify the amendment to our Articles of Incorporation whereby we changed the name of our company from Green Energy Renewable Solutions, Inc. to Cirque Energy, Inc.;

2.	To ratify the amendment to our Articles of Incorporation whereby we amended our Articles of Incorporation to provide for 300,000,000 authorized shares of common stock, par value $0.001 per share, and 20,000,000 shares of “blank check” preferred stock, par value $0.001 per share; and

3.	To approve an amendment to our Articles of Incorporation increasing the number of our authorized shares of common stock, par value $0.001 per share, to 900,000,000.

We refer to these three proposals as the “Proposals.”

Recommendations of the Board of Directors of the Company

The Board of Directors of the Company has determined that the Proposals are fair to, advisable and in the best interests of the Company and its shareholders.

Record Date; Stock Entitled to Vote

Only holders of record of shares of our common stock at the close of business on ________ __, 2015 are entitled to notice of, and to vote at, the Special Meeting and at an adjournment of the meeting. The Company refers to this date as the record date for the Special Meeting.

As of ________ __, 2015, the record date, the directors and executive officers of the Company as a group owned and were entitled to vote _______ shares of the common stock of the Company, representing approximately ___% of the outstanding shares of our common stock on that date. The Company currently expects that its directors and executive officers will vote their shares in favor of the Proposals, but none of the Company’s directors or executive officers have entered into any agreement obligating them to do so.

Quorum

A quorum is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting are present, in person or by proxy. If a quorum is not present at the Special Meeting, the Company expects the presiding officer to adjourn the Special Meeting in order to solicit additional proxies. Abstentions will be counted as present for purposes of determining whether a quorum is present.

Required Vote

Approval of each of the Proposals requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock.

Abstentions, Failures to Vote and Broker Non-Votes

Your failure to vote will have the same effect as a vote against each of the Proposals. Your abstention from voting will have the same effect as a vote against each of the Proposals. A broker non-vote will have the same effect as a vote against each of the Proposals. Because none of the Proposals being voted upon at the Special Meeting are of the nature that brokers have discretionary authority to vote on, the Company does not expect any broker non-votes on any of the Proposals.

Voting at the Special Meeting

Whether or not you plan to attend the Special Meeting, please promptly submit your voting instructions to vote your shares of common stock by proxy to ensure your shares are represented at the meeting. You may also vote in person at the Special Meeting.

Voting in Person

If you plan to attend the Special Meeting and wish to vote in person, you will be given a ballot at the Special Meeting. Please note, however, that if your shares of common stock are held in street name, which means your shares of common stock are held of record by a broker, bank or nominee, and you wish to vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the record holder (your broker, bank or nominee) of the shares of common stock authorizing you to vote at the Special Meeting.

Voting by Proxy

You should submit your voting instructions to vote your shares of common stock by proxy even if you plan to attend the Special Meeting. You can always change your vote at the Special Meeting.

Your enclosed proxy card includes specific instructions for submitting your voting instructions for your shares of common stock. When the accompanying proxy is returned properly executed, the shares of common stock represented by it will be voted at the Special Meeting or any adjournment thereof in accordance with the instructions contained in the proxy.

If you return your signed proxy card without indicating how you want your shares of common stock to be voted with regard to a particular Proposal, your shares of common stock will be voted in favor of each such Proposal. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted.

If your shares of common stock are held in an account with a broker, bank or other nominee, you have received a separate voting instruction card in lieu of a proxy card and you must follow those instructions in order to submit your voting instructions.

Revocation of Proxies or Voting Instructions

You have the power to revoke your proxy at any time before your proxy is voted at the Special Meeting. You can revoke your proxy or voting instructions in one of four ways:

•	you can grant a new, valid proxy bearing a later date;

•	you can send a signed notice of revocation;

•	if you are a holder of record of our common stock on the record date for the Special Meeting, you can attend the Special Meeting and vote in person, which will automatically cancel any proxy previously given, or you can revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given; or

•	if your shares of our common stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

If you choose either of the first two methods, your notice of revocation or your new proxy must be received by the Company’s Secretary at PO Box 214981, Auburn Hills, MI 48321-4981 no later than the beginning of the Special Meeting.

Solicitation of Proxies

The cost of proxy solicitation for the Special Meeting will be borne by the Company. This proxy solicitation is being made by the Company on behalf of the Company’s Board of Directors. In addition to the use of the mail, proxies may be solicited by executive officers and directors and regular employees of the Company, without additional remuneration, by personal interview, facsimile or otherwise.

PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING

The following Proposals will be considered and voted upon at the Special Meeting:

•	Ratification of the Change in the Company’s Name (Item 1 on the Proxy Card)

•	Ratification of the Increase in the Company’s Authorized Common Stock (Item 2 on the Proxy Card)

•	The Increase in the Company’s Authorized Common Stock (Item 3 on the Proxy Card)

Each Proposal is described in greater detail below.

PROPOSAL NO. 1

RATIFICATION OF THE AMENDMENT TO OUR

ARTICLES OF INCORPORATION TO CHANGE OUR NAME

The Company changed its name to Cirque Energy, Inc. (the “Name Change”) by filing an amendment to its Articles of Incorporation (the “Articles”) with the Florida Secretary of State on August 15, 2013. The Board of Directors of the Company as well as holders of a majority of the common stock had approved the Name Change and is presently seeking ratification thereof.

The Board of Directors believes the name change will be in our best interests as the new name better reflects our long-term strategy and identity in that we have entered into an agreement to acquire Cirque II. While the “Green Energy Renewable Solutions, Inc.” name has served us over time, our management believes this opportunity presented the right timing to change our name. Our management also believes that the new name more effectively conveys our business direction.

No Appraisal Rights

Under Florida law and our charter documents, holders of our common stock are not entitled to dissenter’s rights or appraisal rights with respect to the Name Change.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY THE NAME CHANGE.

PROPOSAL NO. 2:

RATIFICATION OF THE AMENDMENT TO OUR

ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED CAPITAL STOCK

The Company increased its authorized shares of capital stock to provide for 300,000,000 shares of common stock and 20,000,000 shares of “blank check” preferred stock (the “Initial Increase”) by filing an amendment to its Articles with the Florida Secretary of State on August 15, 2013. The Board of Directors of the Company as well as holders of a majority of the common stock had approved the Initial Increase and the Company is presently seeking ratification thereof.

Outstanding Shares and Purpose of the Amendment

Prior to the Initial Increase, our Articles authorized us to issue 150,000,000 shares of common stock, par value $0.001 per share and 5,000,000 shares of “blank check” preferred stock, par value $0.001 per share. As of the Record Date, we had 192,532,405 shares of common stock issued and outstanding.

The Board of Directors believed that the Initial Increase was necessary in order to permit us to issue shares of common stock to certain creditors exercising the conversion rights granted to them pursuant to the notes we had sold to them.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares did not, in itself, have any effect on the rights of any holder of our common stock, the issuance of additional shares of common stock (other than by way of a stock split or dividend) did have the effect of diluting the voting rights of existing stockholders.

No Appraisal Rights

Under Florida law and our charter documents, holders of our common stock are not entitled to dissenter’s rights or appraisal rights with respect to the Initial Increase.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY THE INITIAL INCREASE.

PROPOSAL NO. 3:

APPROVAL OF THE AMENDMENT TO OUR

ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED CAPITAL STOCK

The Board of Directors has adopted resolutions approving an amendment to the Articles (the “Subsequent Increase”) to further increase the Company’s authorized shares of common stock to provide for 900,000,000 shares of common stock by filing an amendment to its Articles with the Florida Secretary of State. No increase in the number of authorized preferred stock is being contemplated by the Board of Directors at this time.

Outstanding Shares and Purpose of the Amendment

Our Articles currently authorize us to issue a maximum of 300,000,000 shares of common stock, par value $0.001 per share. As of the Record Date, we had 192,532,405 shares of Common Stock issued and outstanding.

The Board of Directors believes that the increase in our authorized common stock will provide us with greater flexibility with respect to our capital structure for purposes including additional equity financings and stock-based acquisitions.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights of existing stockholders.

At present, the Board of Directors has no plans to issue the additional shares of common stock authorized by the Subsequent Increase other than to enable us to close the acquisition of Cirque II and satisfy recurring debt conversion notices as and when received. However, it is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding our business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of common stock that will become available pursuant to the Subsequent Increase to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our company. Although the Board of Directors’ approval of the Subsequent Increase was not prompted by the threat of any hostile takeover attempt (nor is the board currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that the Subsequent Increase could facilitate future efforts by us to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.

No Appraisal Rights

Under Florida law and our charter documents, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Subsequent Increase.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE SUBSEQUENT INCREASE.

IMPORTANT INFORMATION REGARDING THE COMPANY

Business

Background

Cirque Energy, Inc. (“Cirque,” the “Company,” “we,” “us” or “our company”) was originally incorporated in Florida on July 16, 1998 under the name of Salty’s Warehouse, Inc. and was engaged in selling name-brand consumer products over the Internet. The Company focused on selling consumer electronics and audio-video equipment such as speakers, amplifiers, and tuners, though the Company also sold assorted other goods such as watches, sunglasses and sports games. On December 11, 2006, owners of an aggregate of 22,450,000 shares of our common stock sold all of the shares held by them to a group of approximately 54 purchasers. As a result of this transaction, a change of control in the Company occurred resulting in a change in its name to E World Interactive, Inc. (“E World”). At that time, E World mainly engaged in sales of online game services and media production business in mainland China.

Having operated in this sector for some time, the Company then disposed of its subsidiaries Shanghai E World China Information Technologies Co., Ltd (“E World China”) and Mojo Media Works Limited in August 2008, and following these sales ceased all business in online game and media production business and became a dormant shell company.

In March of 2009, the Company entered into a stock purchase agreement with Blue Atelier, Inc. Blue Atelier acquired 25,000,000 newly issued common shares of E World after it had executed a forty-to-one reverse split of its issued and outstanding common stock and also entered into a series of agreements with various holders of convertible notes to convert its notes payable plus accumulated interest into 6,872,830 shares of E World’s common stock. As a result of this transaction, a change of control in E World occurred with Blue Atelier then owning 75% of the outstanding common stock of E World.

In May 2010, the Company acquired 100% of the outstanding common stock of Media and Technology Solutions, Inc., a Nevada corporation with a variety of media and related interests in rights and emerged from dormant shell status. The consideration for the purchase of Media and Technology was 10,000,000 shares of E World common stock. Blue Atelier Inc., the principal shareholder of Media and Technology, was also the largest shareholder in E World. Following this acquisition, E World moved its principal office to Las Vegas, Nevada. The acquisition of Media and Technology was accounted for in a manner similar to a pooling of interests in accordance with accounting principles generally accepted in the United States because the entities were under common control.

On September 17, 2011 E World entered into a letter of intent with Green Renewable Energy Solutions, Inc. (“GRES”), the purpose of which to acquire the assets of GRES which included certain contracts for the acceptance, processing and disposal of construction and demolition waste. On January 26, 2012 Green Energy Renewable Solutions, Inc. (“GERS”) completed a 5-for-1 reverse split and on February 4, 2012 E World, including its subsidiary company, Media and Technology Solutions, Inc., was spun out as a separate private company by way of a share dividend with one E World share issued for every share held on the date of the approval of the reverse split. FINRA approved the name change and the reverse split on January 26, 2012. On February 4, 2012 GRES executed the asset purchase agreement (the “Purchase Agreement”) with GERS. Under the terms of the Purchase Agreement, GERS acquired all of the assets of GRES for 6,209,334 shares of its common stock and a further 4,604,666 common shares of deferred consideration.

GERS is focused on the acquisition of waste streams and maximizing their value utilizing recycling, renewable energy production, and environmentally responsible disposal strategies. On June 27, 2012, the Company approved a 1-for-1 stock dividend for shares held on June 29, 2012 and the dividend shares were issued following FINRA approval on July 27, 2012.

On May 15, 2013 the Company entered into a contribution agreement with Cirque Energy II, LLC (“Cirque LLC”) whereby Cirque LLC would contribute all of its assets in exchange for common stock in the Company. Included in Cirque LLC’s assets were three subsidiary limited liability companies: The Prototype Company, LLC; Gaylord Power Station, LLC; and Midland Renewable Energy Station, LLC. This contribution agreement has not yet been consummated.

In July 2013, Green Energy Renewable Solutions, Inc. changed its name to Cirque Energy, Inc. FINRA approval of the name change and a change in the Company’s trading symbol are pending.

General

Cirque’s core business components include proprietary deployable gasification unit (“DGU”) technology and the delivery of clean energy generation solutions as an energy services company (“ESCO”).

DGU Business

•	Under a contract with the Northrop Grumman Corporation, Cirque Energy investigated and obtained research and technical data regarding the ability to produce a mobile, deployable gasification unit capable of producing field electricity for use by the U.S. military and other government users.

•	The goal of this engagement was to determine the potential ability to develop, engineer and fabricate a DGU or other system capable of converting the currently available byproducts or wastes generated by the U.S. Military in a typical forward operating base (FOB) into electricity. Specifically, waste volumes of between one and ten tons per day.

•	The goal is to make systems simple to operate, highly transportable, reliable, and have minimal special training and maintenance requirements.

•	Northrop Grumman and Cirque Energy are committed to continue technology development for the DGU towards commercialization.

•	Northrop Grumman in partnership with Cirque Energy is producing the first working DGU prototypes for testing and demonstration for military, government, and commercial customers.

•	We anticipate the deployment of the DGU prototypes.

•	Under the agreement, Cirque Energy will lead the development, manufacturing, and testing of the initial demonstration DGUs, with input from Northrop Grumman.

•	Upon successful demonstration, Northrop Grumman will manufacture DGUs for exclusive sale by Northrop Grumman and Cirque Energy.

Clean Energy Generation Solutions as Energy Services Company (“ESCO”)

Delivery of clean energy Combined Heat and Power (“CHP”) projects, to industrial, commercial, and municipalities, universities, schools, hospitals (“MUSH”) market customers as well as local, state, and federal governments.

•	Projects to be developed and owned by Cirque Energy.

•	Energy sold to customers using various structures which required little or no capital outlay by customers:

•	ESPC – energy savings performance contract; customer pays Cirque money which otherwise would have been paid to utility company in exchange for guaranteed savings.

•	PPA – traditional power purchase agreement.

•	Services contract – energy purchased as a service, thereby allowing customer to treat project as “off-credit.”

•	Lease – Cirque to design, build, finance and lease system to customer.

The Company anticipates acquiring Cirque II. Management expects that this acquisition will provide the Company the new entity with several benefits:

•	Strengthen management team to successfully execute our business plan, including plant operations, project development, construction, start-up, commissioning, fuel procurement and transportation.

•	Skill sets of the new team will mitigate execution risk.

•	New and expanded pipeline of projects and programs in various stages of development.

•	Expanded client relationships, large industrial clients, universities, hospitals, and utilities resulting in more opportunities.

•	Expanded network of project finance relationships and contacts.

•	Our team has experience in development, design, financing, construction, and operations, which positions us to successfully take a potential energy project from vision to completion.

Energy Services and Performance Contracting

Cirque is keenly aware of the impact U.S. shale oil and gas developments has had on natural gas markets and consumers. Because of the relative low prices of natural gas, ($3.00-4.00 Henry Hub, 2013) and high electric utility prices, the opportunities for onsite combined heat and power projects (“CHP”) have never been greater. Cirque sees many opportunities at facilities in the municipal, university, schools and hospital market and industries that burn natural gas. Typically, these facilities use natural gas boilers for heat and power. By replacing these facilities with CHP systems such as micro turbines, reciprocating engines, or gas turbines with heat recovery boilers, these facilities can benefit from dramatic energy cost savings.

Cirque plans to pursue projects as an energy services company to design, build, own, operate, and finance CHP projects in the MUSH and industrial markets. Under this model, Cirque intends to provide an initial energy audit or feasibility study for the customer in order to demonstrate the economic savings that can be realized by installing a CHP system. Further, using our strategic partners (Hannon Armstrong and Veolia Energy), Cirque can offer these customers an energy savings performance contract (“ESPC”), whereby Cirque will capitalize the project for the customer, with payments from the customer coming from their current utility expense budget. Therefore, the customer can realize the energy savings without having to incur the capital expense of the project. Typically the ESPC is expected to extend over a term of 10-20 years.

Energy Technology Development - Small Scale CHP Gasifier

In 2012, Northrop Grumman retained us to research the potential to develop a viable deployable gasification unit for the U.S. military. The objective of the unit design was to provide a cost-effective, reliable yet simple to operate system that would utilize garbage and other wastes generated by the military at its forward operating bases to generate energy. The system would be capable of operating in the 100kW to 500kW output range utilizing the military’s existing inventory of diesel generators, while using a diverse range of waste fuels comparable to those generated in the field.

Further, the Company determined that the potential for commercial deployment of the system in the private sector expands the system applications far beyond the original government/military market assumptions. The resulting conclusion that the concept design capabilities and market applications met and exceeded the established project parameters led to the Cirque Energy/Northrop Grumman partnership.

The concept of the DGU is to take waste materials of up to 10 tons per day and use the material as fuel in a small gasifier to provide up to 1.0mW of electricity and thermal heat. The DGU as planned is small in size, taking up the space of approximately 2-3 standard 20’ shipping containers. Power generation is accomplished by gasifying the waste (garbage) to generate a combustible syngas that is co-fired in a standard diesel or natural gas internal combustion engine. The engine runs constantly on the syngas, but the primary fuel can be utilized when no waste fuels are available.

In the commercial areas, Cirque envisions using the system for customers who are generating a waste material and have a constant electric demand. This could include industrial customers, wastewater treatment plants, big box stores, distribution centers, universities, schools, and large hospitals. These facilities can see substantial cost savings by avoiding paying for waste disposal, as well as by offsetting utility costs. Cirque plans to deliver these systems to customers using the ESCO business model.

Northrop Grumman has exclusive marketing rights to the U.S. military and government in addition to being one of the leading contract suppliers for the military and government. Their reputation and access insures rapid access and the highest probability of success for sales within these market sectors.

Cirque will maintain patents rights on certain key components of the DGU systems and will be responsible for the manufacturing and supply of these components to Northrop Grumman for inclusion in the complete DGU system, both for military and commercial units. The development of the two prototypes (one military unit and one commercial unit) is underway with completion of testing to be completed in the first quarter of 2015 and sales of both types to begin at that time.

Waste-to-Energy Opportunities

Our management has extensive experience in the waste-to-energy market. The Company maintains ongoing development opportunities for several projects in this sector. These projects can take several years to develop; however, the long-term operational effects of these projects are expected to be beneficial to the revenue and profitability of the Company for many years. Management continues to look for acquisition candidates in this sector that will provide similar benefits with a shorter delivery term than green field development.

Cirque maintains its headquarters offices at Penobscot Building, 645 Griswold Street, Suite 3274, Detroit, MI 48226.

Cirque has never declared bankruptcy and has never been in receivership. Our common stock is quoted on the OTC QB under the symbol EWRL.

Employees

The Company has four employees. On February 10, 2015, the Company’s executive team performs as employees of Cirque. Mr. Joe DuRant functions as Company President and Chief Executive Officer, Mr. David Morgan functions as the Chief Financial Officer, Mr. Roger Silverthorn functions as the Executive Vice President of Business Development, and Mr. Richard Fosgitt functions as Executive Vice President of Technology and Engineering.

Legal Proceedings

No legal proceedings were initiated or served upon the Company in the fiscal year ending December 31, 2014. We are not currently involved in any material legal proceedings. We are not aware of any material legal proceedings pending against us.

Market for Common Equity and Related Stockholder Matters

On February 10, 2015, there were approximately 78 shareholders of record and an undetermined number of holders in street name.

Cirque Energy, Inc. common stock is quoted on the OTC QB under the symbol “EWRL”. The first available quotations on the OTC markets appear at the end of January 2007. The quotations provided are for the over the counter market which reflect interdealer prices without retail mark-up, mark-down or commissions, and may not represent actual transactions.

Period ended	High	Low
March 31, 2013	0.030	0.004
June 30, 2013	0.019	0.002
September 30, 2013	0.025	0.011
December 31, 2013	0.044	0.007

Period ended	High	Low

March 31, 2014	$0.024	$0.012
June 30, 2014	0.029	0.012
September 30, 2014	0.028	0.017
December 31, 2014	0.023	0.012

Period ended	High	Low

March 31, 2015 to date	$0.019	$0.015

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, there were 192,532,405 shares of our common stock outstanding.   The following table sets forth certain information regarding our common stock, beneficially owned as of the Record Date, by each person known to us to beneficially own more than 5% of our common stock, each executive officer and director, and all directors and executive officers as a group.  We calculated beneficial ownership according to Rule 13d-3 of the Exchange Act as of that date.  Shares issuable upon exercise of options, warrants or other securities that are exercisable, exchangeable or convertible within 60 days after the Record Date are included as beneficially owned by the holder.  Beneficial ownership generally includes voting and dispositive power with respect to securities.  Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole dispositive power with respect to all shares beneficially owned.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned

Officers and Directors (1)
Joseph DuRant (2)	82,045,553	29.9%
Roger Silverthorn (3)	55,037,850	22.3%
Thomas Coté (4)	3,594,900	1.8%
Richard Fosgitt (5)	25,157,400	11.6%
David Morgan	0	—
All executive officers and directors as a group (5 persons)	165,835,703	46.3%
5% or Greater Beneficial Owners
Frank O’Donnell (6)	22,257,123	10.5%

(1)          The address for each of the officers and directors is c/o Cirque Energy, Inc., at 645 Griswold Street, Penobscot Building, Suite 3274, Detroit, MI 48226. Mr. O’Donnell’s address is 9112 Vista Greens Way, #102, Las Vegas, NV 89134.

(2)          Consists of: (i) 6,880 shares of Class A Preferred Stock which carry the voting power of 19,657,123 shares of common stock, (ii) 13,907 shares of Class B Preferred Stock which carry the voting power of 47,979,150 shares of common stock, and (iii) 24,340 shares of Class C Preferred Stock which carry the voting power of 14,409,280 shares of common stock. Of the 24,340 shares of Class C Preferred Stock, 15,556 are owned by Green Renewable Energy Solutions, Inc., an entity wholly owned by Mr. DuRant.

(3)          Consists of 15,953 shares of Class B Preferred Stock which carry the voting power of 55,037,850 shares of common stock. The shares are owned jointly by Mr. Silverthorn and his spouse Suzanne Silverthorn.

(4)          Consists of 1,042 shares of Class B Preferred Stock which carry the voting power of 3,594,900 shares of common stock.

(5)          Consists of 7,292 shares of Class B Preferred Stock which carry the voting power of 25,157,400 shares of common stock.

(6)          Consists of: (i) 6,880 shares of Class A Preferred Stock which carry the voting power of 19,657,123 shares of common stock and (ii) 2,600,000 shares of common stock.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Plan of Operations

Background

Cirque Energy, Inc. (“Cirque,” the “Company,” “we,” “us” or “our company”) was originally incorporated in Florida on July 16, 1998 under the name of Salty’s Warehouse, Inc. and was engaged in selling name-brand consumer products over the Internet. The Company focused on selling consumer electronics and audio-video equipment such as speakers, amplifiers, and tuners, though the Company also sold assorted other goods such as watches, sunglasses and sports games. On December 11, 2006, owners of an aggregate of 22,450,000 shares of our common stock sold all of the shares held by them to a group of approximately 54 purchasers. As a result of this transaction, a change of control in the Company occurred resulting in a change in its name to E World Interactive, Inc. (“E World”). At that time, E World mainly engaged in sales of online game services and media production business in mainland China.

Having operated in this sector for some time, the Company then disposed of its subsidiaries Shanghai E World China Information Technologies Co., Ltd (“E World China”) and Mojo Media Works Limited in August 2008, and following these sales ceased all business in online game and media production business and became a dormant shell company.

In March of 2009, the Company entered into a stock purchase agreement with Blue Atelier, Inc. Blue Atelier acquired 25,000,000 newly issued common shares of E World after it had executed a forty-to-one reverse split of its issued and outstanding common stock and also entered into a series of agreements with various holders of convertible notes to convert its notes payable plus accumulated interest into 6,872,830 shares of E World’s common stock. As a result of this transaction, a change of control in E World occurred with Blue Atelier then owning 75% of the outstanding common stock of E World.

In May 2010, the Company acquired 100% of the outstanding common stock of Media and Technology Solutions, Inc., a Nevada corporation with a variety of media and related interests in rights and emerged from dormant shell status. The consideration for the purchase of Media and Technology was 10,000,000 shares of E World common stock. Blue Atelier Inc., the principal shareholder of Media and Technology, was also the largest shareholder in E World. Following this acquisition, E World moved its principal office to Las Vegas, Nevada. The acquisition of Media and Technology was accounted for in a manner similar to a pooling of interests in accordance with accounting principles generally accepted in the United States because the entities were under common control.

On September 17, 2011 E World entered into a letter of intent with Green Renewable Energy Solutions, Inc. (“GRES”), the purpose of which to acquire the assets of GRES which included certain contracts for the acceptance, processing and disposal of construction and demolition waste. On January 26, 2012 Green Energy Renewable Solutions, Inc. (“GERS”) completed a 5-for-1 reverse split and on February 4, 2012 E World, including its subsidiary company, Media and Technology Solutions, Inc., was spun out as a separate private company by way of a share dividend with one E World share issued for every share held on the date of the approval of the reverse split. FINRA approved the name change and the reverse split on January 26, 2012. On February 4, 2012 GRES executed the asset purchase agreement (the “Purchase Agreement”) with GERS. Under the terms of the Purchase Agreement, GERS acquired all of the assets of GRES for 6,209,334 shares of its common stock and a further 4,604,666 common shares of deferred consideration.

GERS is focused on the acquisition of waste streams and maximizing their value utilizing recycling, renewable energy production, and environmentally responsible disposal strategies. On June 27, 2012, the Company approved a 1-for-1 stock dividend for shares held on June 29, 2012 and the dividend shares were issued following FINRA approval on July 27, 2012.

On May 15, 2013 the Company entered into a contribution agreement with Cirque Energy II, LLC (“Cirque LLC”) whereby Cirque LLC would contribute all of its assets in exchange for common stock in the Company. Included in Cirque LLC’s assets were three subsidiary limited liability companies: The Prototype Company, LLC; Gaylord Power Station, LLC; and Midland Renewable Energy Station, LLC. This contribution agreement has not yet been consummated.

In July 2013, Green Energy Renewable Solutions, Inc. changed its name to Cirque Energy, Inc. FINRA approval of the name change and a change in the Company’s trading symbol are pending.

Results of Operations

Nine months ended September 30, 2014 compared to the nine months ended September 30, 2013

The Company reported a net loss of $2,585,815 for the nine months ended September 30, 2014 versus a net loss of $1,917,042 for the nine months ended September 30, 2013.

For the nine months ended September 30, 2014, the primary contributors to the net loss of $2,585,815 were amortization of debt discount of $735,142, executive compensation for the management team of $717,073, interest expense of $392,611, other financing costs of $346,250, loss on settlement of promissory convertible notes of $324,082, derivative expense of $191,921, a loss on settlement of debt of $171,564, professional fees of $159,703, investor relations costs of $98,026, project development costs of $79,214, and a gain on derivative liability of $730,200. For the nine months ended September 30, 2013, the primary contributors to the net loss of $1,917,042 were derivative expense of $705,470, loss on settlement of promissory convertible notes of $633,180, executive compensation for the management team of $533,212, professional fees of $269,856, amortization of debt discount of $244,969, forfeiture of deposit on landfill of $150,000, and a gain on derivative liability of $730,051.

Prior period comparisons of results are impacted by developing operations during the periods covered.

Year ended December 31, 2013 compared to the year ended December 31, 2012

The Company reported a net loss of $3,203,878 for the year ended December 31, 2013 versus a net loss of $3,296,408 for the year ended December 31, 2012.

For the year ended December 31, 2013, the primary contributors to the net loss of $3,203,878 were executive compensation for the management team of $769,636, professional fees of $338,731 and forfeiture of deposit on landfill of $150,000. Amortization of debt expense, derivative expense, loss on settlement of promissory convertible notes, gain on derivative liability, and interest expense for 2013 was $489,803, $1,373,813, $1,024,869, $1,148,991 and $112,880, respectively. For the year ended December 31, 2012, primary contributors to the net loss of $3,296,408 were stock issuances recorded as executive compensation for the management team of $1,912,906, impairment of intangible assets of $345,350, professional fees of $352,928, and waste project development fees of $165,222.

Prior period comparisons of results are impacted by developing operations during the periods covered.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires us to make judgments, assumptions and estimates that affect the amounts reported.  Note 2 of the accompanying notes to the consolidated financial statements describe the significant accounting policies used in the preparation of the financial statements.  Certain of these significant accounting policies are considered to be critical accounting policies, as defined below.

A critical accounting policy is defined as one that is both material to the presentation of our financial statements and requires management to make difficult, subjective or complex judgments that could have a material effect on our financial condition and results of operations.  Specifically, critical accounting estimates have the following attributes:

☐	We are required to make assumptions about matters that are highly uncertain at the time of the estimate; and

☐	Different estimates we could reasonably have used, or changes in the estimate that are reasonably likely to occur, would have a material effect on our financial condition or results of operations.

Estimates and assumptions about future events and their effects cannot be determined with certainty.  We base our estimates on historical experience and on various other assumptions believed to be applicable and reasonable under the circumstances.  These estimates may change as new events occur, as additional information is obtained and as our operating environment changes.  These changes have historically been minor and have been included in the consolidated financial statements as soon as they became known.  Based on a critical assessment of our accounting policies and the underlying judgments and uncertainties affecting the application of those policies, management believes that our financial statements are fairly stated in accordance with accounting principles generally accepted in the United States, and present a meaningful presentation of our financial condition and results of operations.

a)	Impairment of Long-Lived Assets and Intangible Assets

Long-lived assets and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company assesses the recoverability of the long-lived assets and intangible assets (other than goodwill) by comparing the carrying amount to the estimated future undiscounted cash flow associated with the related assets. The Company recognizes impairment of long-lived assets and intangible assets in the event that the net book value of such assets exceeds the estimated future undiscounted cash flow attributed to such assets. The Company uses estimates and judgments in its impairment tests and if different estimates or judgments had been utilized, the timing or the amount of the impairment charges could be different.

b)	Share-based Payments

The Company records stock-based compensation issued to non-employees or other external entities for goods and services at either the fair market value of the shares issued or the value of the services received, whichever is more readily determinable, using the measurement date guidelines enumerated in FASB ASC 505-50-30.

Liquidity and Capital Resources

During the nine months ended September 30, 2014, net cash used in operating activities totaled $(1,020,221). Cash generated by financing activities was $1,011,182, resulting primarily from the issuance of convertible promissory notes and the addition to stock payable, and cash used in investing activities totaled $419. Decrease in cash for the period was $(8,620).

During the nine months ended September 30, 2013, net cash used in operating activities totaled $(387,923). Cash generated by financing activities was $558,000, resulting primarily from the issuance of convertible promissory notes, and the addition to stock payable and cash used in investing activities totaled $(155,153). Increase in cash for the period was $14,924.

Cash Flow Requirements for Operations

As of September 30, 2014 the Company had available cash of $221. Based on our historical cash needs and our business plan, we require approximately $1,200,000 for operations for the year ending December 31, 2014. We currently have legal and accounting expenses with no revenue generating operations. We rely primarily on the issuance of convertible debt and the sale of our common shares to fund our operating needs.

Going Concern

Our continuation as a going concern is dependent upon obtaining the additional working capital necessary to sustain our current status. As shown in the accompanying financial statements, the Company has an accumulated deficit of $14,090,901 at September 30, 2014. The future of the Company is dependent upon its ability to obtain additional financing. Management plans to seek additional financing through the issuance of convertible debt securities or the sale of the Company’s common stock through private placements. There is no assurance that the Company will raise sufficient funds to continue. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements or financing activities with special purpose entities.

Description of Securities

The authorized capital stock of our company consists of 320,000,000 shares of capital stock, consisting of 300,000,000 shares of common stock and 20,000,000 shares of preferred stock, 13,420 of which have been designated as Class A Preferred Stock, 100,000 of which have been designated as Class B Preferred Stock, 100,000 of which have been designated as Class C Preferred Stock and 50,000 of which have been designated as Class D Preferred Stock. As of February 10, 2015 there were 192,532,405 shares of common stock, 13,420 shares of Class A Preferred Stock issued and outstanding, 38,193 shares of Class B Preferred Stock issued and outstanding, 24,340 shares of Class C Preferred Stock issued and outstanding and no shares of Class D Preferred Stock issued and outstanding.

Class A Preferred Stock

The Class A Preferred Stock ranks senior to any of the shares of Common Stock, and any other class of stock of our company which by its terms shall rank junior to the Class A Preferred Stock. The Class A Preferred Stock pays no dividend. The Class A Preferred Stock is convertible into shares of common stock at any time beginning 6 months after issue by providing written notice of conversion to the Company at a rate of 2,857.14 shares of common stock for each share of Class A Preferred Stock. In general, the outstanding shares of Class A Preferred Stock shall vote together with the shares of common stock as a single class on an “as-converted” basis.

Class B Preferred Stock

The Class B Preferred Stock ranks senior to any of the shares of Common Stock, and any other class of stock of our company which by its terms shall rank junior to the Class B Preferred Stock. The Class B Preferred Stock pays no dividend. The Class B Preferred Stock is convertible into shares of common stock at any time beginning 6 months after issue by providing written notice of conversion to the Company at a rate of 690 shares of common stock for each share of Class B Preferred Stock. In general, the outstanding shares of Class B Preferred Stock shall vote together with the shares of common stock as a single class on an “as-converted” basis multiplied by 5; as a result, each Class B Preferred Share is entitled to 3,450 votes.

Class C Preferred Stock

The Class C Preferred Stock ranks senior to any of the shares of Common Stock, and any other class of stock of our company which by its terms shall rank junior to the Class C Preferred Stock. The Class C Preferred Stock pays no dividend. The Class C Preferred Stock is convertible into shares of common stock at any time after issue by providing written notice of conversion to the Company at a rate of 592 shares of common stock for each share of Class C Preferred Stock. In general, the outstanding shares of Class C Preferred Stock shall vote together with the shares of common stock as a single class on an “as-converted” basis.

Class D Preferred Stock

The Class D Preferred Stock ranks senior to any of the shares of Common Stock, and any other class of stock of our company which by its terms shall rank junior to the Class D Preferred Stock. The Class D Preferred Stock pays an annual cash dividend at the rate of 8% per annum, payable quarterly on each of March 31, June 30, September 30 and December 31. The Class D Preferred Stock is convertible into shares of common stock at any time after issue by providing written notice of conversion to the Company at a conversion price equal to $10.00 divided by a 50% discount to the average closing sale price of the common stock for each of the 10 trading days immediately preceding the date of issuance of the Class D Shares. In general, the outstanding shares of Class D Preferred Stock shall vote together with the shares of common stock as a single class on an “as-converted” basis.

Common Stock

Holders of common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Holders of common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of the outstanding shares is required to effectuate certain fundamental corporate changes, such as a liquidation, acquisition or an amendment to the articles of incorporation. Holders of common stock are entitled to share in all dividends that the Board of Directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any then outstanding, having preference over the common stock. Holders of the common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the common stock.

Directors, Executive Officers and Corporate Governance

The directors and officers are as follows:

Name	Age	Position
Joseph L. DuRant	54	President, Chief Executive Officer, and Director
David W. Morgan	56	Chief Financial Officer
Roger W. Silverthorn	64	Secretary, Executive Vice President of Business Development, and Director
Thomas G. Coté	53	Director
Richard L. Fosgitt	44	Executive Vice President of Engineering & Technology, and Director

Mr. DuRant has been an entrepreneur and business consultant for the past 26 years. He has considerable experience in structuring, operating and financing start-up and early stage development companies. He has successfully launched three start-up companies including one that went public on NASDAQ. Mr. DuRant has secured start up and operating capital through the issuance of private and public equity and debt instruments. He is currently working with strategic technology developers and manufacturers to achieve the commercial deployment of new biomass gasification technology systems to produce waste- to-energy electricity and fuel production. Strategic alliances with established technology manufacturers representing widely deployed technologies and new cutting-edge waste-to-energy technologies are expected to provide a significant advantage to Cirque in selecting the most efficient operating systems specific to each location. The Board of Directors believes that Mr. DuRant is qualified to serve as a director because of his experience in structuring, developing, operating and financing start-up and early-stage development companies in the public sector.

Mr. Morgan began his career with AT&T Corp., holding a variety of positions in operations, sales, and marketing. In 1995 he was appointed Controller of a $3 billion business unit of the telecommunications company and then was promoted to Chief Financial Officer of one of its subsidiary companies. Mr. Morgan has over 17 years’ experience serving as the CFO of several companies in the technology and services industries, from start-up through mature, including both public and private companies. In addition, he has successfully partnered and engaged with venture capital and private equity firms, hedge funds and mutual funds, led a private placement, and managed a public offering.

Mr. Silverthorn has over 30 years of experience in the renewable energy business and has served as the owner and operator of eight solid fuel biomass power plants in two countries and several states. He led the development of a vertically integrated fuel system in appropriate jurisdictions. Mr. Silverthorn also developed a renewable energy marketing company, among the first in the United States. He was an early entrant to the renewable energy business when renewable power generation was in its infancy. His background as a CPA in public accounting has been invaluable to his success. The Board of Directors believes that Mr. Silverthorn is qualified to serve as a director because of his experience in senior management and his operations experience in the renewable energy field.

Mr. Coté is a construction and real estate professional with 28 years of experience. Most recently he has been involved in the development of several energy projects including wind, ethanol, biomass, and waste-to-energy and agricultural products-to-energy. Mr. Coté brings to the team an experienced hands-on approach to project development and implementation. During his career, Mr. Coté has been responsible for delivering complex construction projects in the United States, Europe, and Asia. Mr. Cote’s focus includes establishing the overall business strategy, providing the vision and purpose to advance the Company’s mission and objectives as well as project planning, go/no-go decision making, pre-construction, customer relations, business development, and program management support. The Board of Directors believes that Mr. Coté is qualified to serve as a director because of his extensive construction management and project development experience.

Mr. Fosgitt is a professional engineer with over 20 years of experience in engineering projects in a diverse array of sizes in the industrial, energy and development sectors. He has recently been involved in the development of several energy projects including biomass, waste-to-energy, agricultural products-to-energy, and wind energy. His design experience with a number of energy systems allows him to assess customer desires and develop the optimum system to meet those needs within the required economic parameters. In addition, he is experienced with site assessment, due diligence, environmental permitting, and engineering approvals. The Board of Directors believes that Mr. Fosgitt is qualified to serve as a director because of his project development, engineering, and management experience.

The directors shall be elected at an annual meeting of the stockholders and except as otherwise provided within the Bylaws of Cirque Energy, Inc., as pertaining to vacancies, shall hold office until his or her successor is elected and qualified.

No non-compete or non-disclosure agreements exist between the management of Cirque and any prior or current employer.

There are no employees under contract with Cirque as of the date of this proxy statement other than the employment agreement with Mr. Morgan.

Board of Director Meetings and Committees

The Board of Directors held several formal meetings both in person and by teleconference during the year ended December 31, 2014. The board has conducted board activities through unanimous consent board resolutions in lieu of meetings. The directors received no compensation for their role as directors for the year ended December 31, 2014.

The board has not formed any committees and performs all functions that would be delegated.

Family Relationships

There are no family relationships among our officers or directors.

Involvement in Certain Legal Proceedings

None of the director(s) or executive officers of the Company: (i) has been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) has been convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) has been subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (iv) has been found by a court, the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law.

Executive Compensation

Summary Compensation Table

						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Benefits	Total
Principal Position	Year	($ )	($ )	($ )	($ )	($ )	($ )	($ )	($)

	2014	$125,000	-	$125,000	-	-	-	$15,239	$265,239
Joe DuRant					-	-	-	-
President and CEO	2013	$125,000	-	$133,860	-	-	-	$11,782	$270,641

Frank O 'Donnell	2014	$	$-	$	$-	$-	$-	$-	$
Exec VP Business Development (through August 2013)	2013	$88,542	$-	$-	$-	$-	$-	$8,345	$96,887

Roger Silverthorn	2014	$125,000		$125,000				$15,239	$265,239
CFO (February 1, 2013-	2013	$114,583	$-	$125,000	$-	$-	$-	$10,800	$250,383
June 30, 2014)

Richard Fosgitt	2014	$125,000		$62,500				$15,239	$202,739
Exec VP Engineering and Technology	2013	$62,500	$-	$72,917	$-	$-	$-	$5,891	$141,308

David Morgan	2014	$75,000	$-	$-	$-	$-	$-	$9,143	$84,143
CFO (beginning July 1, 2014)

Notes:

Other than the employment agreement between us and Mr. Morgan, we had no pension plans or plans or agreements which provide compensation on the event of termination of employment or change in control of us and have therefore eliminated a column specified by Item 402 (c) (2) titled “Change in Pension Value and Nonqualified Deferred Compensation Earnings (h)” in the above Summary Compensation Table No family relationships exist among any directors, executive officers, or persons nominated or chosen to become directors or executive officers. As of December 31, 2014 Cirque had no health, hospitalization and medical plans available for its employees. Further, Cirque had no pension plans or plans or agreements which provide compensation in the event of termination of employment or change in control of our company

Employment Agreements

As of the year ended December 31, 2014, Cirque has not entered into formal employment agreements with any of our executive officers or directors other than the one with Mr. Morgan. Mr. DuRant’s annual compensation was increased to $125,000 annually effective January 1, 2013. Mr. Silverthorn’s annual salary was $125,000 effective February 1, 2013. On January 10, 2014 the Board of Directors increased Mr. DuRant’s and Mr. Silverthorn’s salary to $250,000 annually payable as $125,000 in cash and $125,000 in stock effective January 1, 2014. Mr. Fosgitt’s annual salary is $187,500 payable as $125,000 in cash and $62,500 in stock effective January 1, 2014. Mr. Morgan’s annual salary is $150,000 beginning July 1, 2014 and ending June 30, 2016. Compensation is paid based on the Company’s ability to pay.

Compensation of Directors

Cirque paid no compensation to any directors as director’s fees, nor any fees for attendance or similar remuneration or reimbursement for any out-of-pocket business expenses incurred, for the year ended December 31, 2014.

Certain Relationships and Related Transactions, and Director Independence

Related Party Transactions

The Company records transactions of commercial substance with related parties at fair value as determined with management. Amounts due to shareholders/related parties are non-interest bearing, unsecured, and due upon demand.

The following is a list of related party balances as of December 31, 2014 and December 31, 2013:

	December 31,	December 31,
	2014	2013
Accounts and other payable, due to related parties	10,029	5,129
Accrued salaries and wages - related party	243,232	244,758
Stock Payable	455,000	312,500
	$708,261	$562,387

The accounts payable related-party balance included for December 31, 2014 amounts to the officers and directors of the Company Joe DuRant, Gerry Shirren and Frank O' Donnell and the balance for December 31, 2013 is for amounts owed to former officer Gerry Shirren. Accrued salaries and wages-related party includes amounts owed to officers and directors of the Company; Joe DuRant, Roger Silverthorn, Richard Fosgitt, David Morgan, and former director Frank O’Donnell.

E World Corp. Promissory Note

On November 2, 2011, the Company received funding pursuant to a convertible promissory note in the amount of $65,500. The promissory note is unsecured, bears interest at 20% per annum, and was due on November 21, 2011 and is currently in default. On June 21, 2012, the note holder waived all interest related to the note. This note was paid in full from the proceeds of the LG Capital Convertible Note V issued August 5, 2013.

Blue Atelier Convertible Note

On April 22, 2013, the Board of Directors approved the issuance of 1,941,714 shares of common stock to Blue Atelier, Inc. for settlement of this promissory note. The fair value of the shares issued was $5,825 based on the quoted market price of the shares on the date of approval. The excess of the accounts payable settled over the fair value of the shares issued of $971 was recorded as additional paid-in capital due to the related party relationship. As of December 31, 2013, no shares were issued and the $5,825 for this obligation was recorded as a stock payable.

During the calendar year of 2013, E World Corp. and Blue Atelier Inc. ceased to be a related party and the disclosures above reflect that change. The secured note due to E World Corp. was paid during 2013. The “due to E World” was reduced by $20,000 during 2013.

Related party transactions include executive for the years ended December 31, 2014 and December 31, 2013.

	For the Year Ended December 31,
	2014	2013
Joseph DuRant: CEO, Director	$270,641	$270,641
Frank O’Donnell: Executive VP Business Development, Director	96,887	96,887
Roger Silverthorn: CFO, Director (effective February 1, 2013)	250,383	250,383
Richard Fosgitt, Director	141,308	141,308
Thomas Cote', Director	10,417	10,417
Total	$769,636	$769,636

Return to Treasury Agreements

On March 27, 2014, the Company entered into a Return to Treasury Agreement (the “JD Agreement”) with Mr. DuRant, then a holder of common stock, pursuant to which the Company agreed to issue to Mr. DuRant 8,784 shares of its newly created Class C Preferred Stock in exchange for the surrender for cancellation by Mr. DuRant of 5,200,000 shares of common stock. Mr. DuRant is the Company’s chief executive officer.

In addition, contemporaneously with the foregoing, the Company entered into a Return to Treasury Agreement (the “GRES Agreement” and with the JD Agreement, the “Agreements”) with Green Renewable Energy Solutions, Inc., a Michigan corporation (“GRES”), then a holder of common stock, pursuant to which the Company agreed to issue to GRES 15,556 shares of its Class C Preferred Stock in exchange for the surrender for cancellation by GRES of 9,209,334 shares of common stock. GRES is wholly owned by Mr. DuRant.

AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with such Act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the public reference facilities of the Securities and Exchange Commission at 100 F Street, N.E., Washington D.C. 20549 or may be accessed at www.sec.gov.

By Order of the Board of Directors,

Joseph L. DuRant
Chief Executive Officer

February __, 2015

CIRQUE ENERGY, INC.

REVOCABLE PROXY SOLICITED BY THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Cirque Energy, Inc. (the “Company”) hereby revokes all previously granted proxies and appoints Joseph L. DuRant and David W. Morgan as his, her or its attorneys, agents and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as the undersigned has designated, all the shares of common stock of the undersigned at the Special Meeting of stockholders of the Company (the “Meeting”) to be held at the offices of the Company, 645 Griswold Street, Penobscot Building, Suite 3274, Detroit, MI 48226, at __:00 a.m., local time on _________ __, 2015, and at any and all postponements or adjournments thereof.

1.	Ratification of the Name Change

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Ratification of the Initial Increase

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Approval of the Subsequent Increase

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS.

This Proxy revokes any proxy to vote such shares at the Special Meeting heretofore given by the undersigned. Please sign and date below.

The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revokes any and all proxies the undersigned has given before to vote at the Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting and the Proxy Statement which accompanies the notice.

DATED: __________, 2015
(Name)

(Signature)

(Signature, if held jointly)

Sign exactly as name(s) appear(s) on stock certificate(s). If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, give full title as such. A corporation or partnership must sign by an authorized officer or general partner, respectively.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED TO _____________________ AT ____________________________.

Annex A

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (this "Agreement") is made as of this __ day of March, 2013 (the "Agreement Date”), by and among (i) Green Energy Renewable Solutions, Inc., a Florida corporation (“GERS”), (ii) Cirque Energy II, LLC, a Michigan limited liability company (the “Company”), and (iii) each of the individuals identified on the Schedule of Members attached hereto (each a “Member “and collectively, the “Members ,”and together with the Company, the “Contributing Parties ,”and each a “Contributing Party”). Certain capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Article XI.

RECITALS

A.           Subject to the terms and conditions set forth herein, each Member desires to contribute, transfer, assign and deliver to GERS, and GERS desires to assume from such Member, all of the equity interests of the Company (the “Equity Interests”) set forth opposite such Member's name on the Schedule of Members in exchange for (i) the issuance at Closing by GERS to such Member of that number of shares of common stock of GERS (the “GERS Shares”) set forth opposite such Member's name on the Schedule of Members , and (ii) the obligation by GERS to issue after the Closing additional GERS Shares to such Member pursuant to the terms and conditions of Section 1.3.

B. The Members are collectively the holder of certain indebtedness owed by the Company to the Members described on Exhibit A attached hereto (the “Company Note”).

C. Immediately prior to the consummation of the transactions contemplated by this Agreement, the Members shall contribute the Company Note to the Company (the “Note Contribution”) as additional paid in capital to the Company without the issuance of any additional equity interests of the Company to such Members.

AGREEMENT

In consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

CONTRIBUTION OF THE EQUITY INTERESTS

1.1 Contribution of the Equity Interests. Pursuant and subject in all respects to the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the parties hereto set forth herein or in any document delivered pursuant hereto, at the Closing, each Member shall contribute, transfer, assign and deliver to GERS, free and clear of all Encumbrances, and GERS shall assume from such Member, all of such Member's right, title and interest in and to all Equity Interests held by such Member as set forth opposite such Member's name on the Schedule of Members.

1.2 Issuance of GERS Shares. In consideration for the contribution of the Equity Interests by the each Member to GERS pursuant to this Agreement, at the Closing GERS shall issue, transfer, assign and deliver to such Member such GERS Shares set forth opposite such Member's name on the Schedule of Members.

1.3           Earn-Out. In addition to the GERS Shares issued to the Members at the Closing, on the date that the GERS Shares have traded for an average of $.50 per share for 10 days, GERS shall issue such additional GERS Shares to each Member as set forth opposite such Member's name on the Schedule of Members. The earn-out value of $.50 per share, upon any board authorized stock split or reverse stock split, will be adjusted in the same ratio as the stock split or reverse stock split. GERS' obligation to issue the GERS Shares (an “Earn Out Event”) to the Members are independent obligations of GERS and are not otherwise conditioned or contingent upon the satisfaction of any conditions precedent

ARTICLE II

REPRESENTATIONS AND WARRANTIES PERTAINING TO THE COMPANY

Each of the Contributing Parties hereby represents and warrants, on a joint and several basis, to GERS as follows:

2.1 Organization and Qualification. Each of the Company and the Subsidiaries is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Michigan. Each of the Company and the Subsidiaries has the requisite power and authority to own or lease all the properties owned or leased by it, and to conduct the businesses as currently conducted by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has failed to qualify to do business in any jurisdiction where such failure would have a Material Adverse effect upon the Company or such Subsidiary. Neither the Company nor any Subsidiary owns or leases any real or personal property in any jurisdiction.

2.2 Authority, Due Execution and Binding Effect. The Company has all requisite power and authority to execute and deliver this Agreement and the Transaction Documents, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. This Agreement and the Transaction Documents have been duly and validly executed and delivered by the Company and constitute the valid and binding obligations of the Company, enforceable in accordance with their respective terms except as enforcement thereof may be limited by applicable Insolvency Laws.

2.3           Capitalization Officers and Directors of the Company and Subsidiaries.

(a) Capitalization. All of the authorized and outstanding equity interests in the Company are owned by the Members in the amounts set forth opposite their respective names on the Schedule of Members attached hereto. All of the equity interests in each of Midland and Gaylord are owned by the Company. Other than Midland and Gaylord, the Company does not own, directly or indirectly, any shares of capital stock, equity interests or other ownership interests in any Person. There are no outstanding preemptive, conversion, subscription or other rights, warrants, options or agreements to issue, purchase or register any of the Equity Interests or any equity interests of any Subsidiary. Each of the Equity Interests was duly and validly issued, fully paid and non-assessable, is free and clear of all Encumbrances and was issued in a manner not in violation of applicable provisions of U.S. Federal and state securities laws. Neither the Company nor any Subsidiary has any equity appreciation rights, phantom equity plan or similar rights.

(b) Officers and Directors of the Company. Schedule 2.3(b)-1 is a true and complete list of all of the officers of the Company and each of the Subsidiaries. Schedule 2.3(b)-2 is a true and complete list of all of the members of the board of directors or other governing body of the Company (the “Board”) and the governing body of each Subsidiary.

2.4 No Liabilities. Neither the Company nor any Subsidiary has any Liabilities, other than those Liabilities to be performed in the ordinary course of business after the Closing pursuant to any Material Contract or License.

2.5 Title to Assets; Condition of Assets. The Company and the Subsidiaries do not own or have valid leasehold interests or rights under contract in any assets.

2.6 No Consent Required; Transaction Not a Breach. No Consent or declaration, filing or registration with, any Person is required to be made or obtained by the Company or any Subsidiary in connection with the authorization, execution, delivery, performance or lawful completion of this Agreement or any Transaction Document or the transactions contemplated hereby or thereby. The execution, delivery and performance by the Company of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not:

(a) violate or conflict with or result in a breach of any provision of any Law binding on the Company, any Subsidiary or any of their respective Affiliates;

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(b) constitute a default under the Organizational Documents of the Company or any Subsidiary or of any contract, agreement, commitment, indenture, mortgage, note, bond, license or other instrument or obligation to which the Company or any Subsidiary is a party or by which any of the Company, any Subsidiary or any assets or businesses of the Company or any Subsidiary may be bound or affected; or

(c) constitute an event which would permit any party to terminate any Material Contract or accelerate the maturity of any indebtedness or other obligation to which the Company or any Subsidiary is a party or the businesses or assets of the Company or any Subsidiary is bound.

2.7 Financial Statements. The representations and warranties set forth below pertain to the following financial statements of the Company and the Subsidiaries (collectively, the “Financial Statements”) attached hereto as Exhibit C : (i) the unaudited balance sheet as of December 31, 2012, and the related compilation of income and cash flows for the twelve-month period then ended; and (ii) the unaudited balance sheet (the “Latest Balance Sheet”) as of February 28, 2013 (the “Latest Balance Sheet Date”), and the related unaudited statements of income and cash flows for the period from January 1, 2013 through February 28, 2013. No financial statements of any Person are required by GAAP to be consolidated with the Financial Statements. Each of the Financial Statements is consistent with the books and records of the businesses of the Company and the Subsidiaries (which, in turn, accurately and fairly reflect in all material respects all the transactions of, acquisitions and dispositions of assets by, and incurrence of liabilities by, the Company and the Subsidiaries), and fairly present in all material respects the financial condition and results of operations of the respective businesses of the Company and the Subsidiaries as of the dates thereof and for the periods covered thereby. Each of the Financial Statements has been prepared in accordance with GAAP, consistently applied, throughout the periods covered thereby, except that interim statements are subject to normal year-end adjustments provided that such adjustments will not be material in amount. None of the Financial Statements contains any items of a special or nonrecurring nature, except as expressly stated therein, and such Financial Statements do not reflect any write up or revaluation increasing the book value of any Asset.

 2.8           Taxes. Except as set forth on Schedule 2.8:

(a) The Company and the Subsidiaries (i) have filed or caused to be filed in a timely manner (within all applicable extension periods) all Tax Returns that were required to be filed by the Company and the Subsidiaries and all such Tax Returns are true, correct and complete in all respects, and (ii) have timely paid in full or will timely pay in full by the due date thereof all Taxes due and payable (whether or not shown to be due on such Tax Returns);

(b) No Encumbrances for Taxes are outstanding with respect to any of the businesses or assets of the Company or any Subsidiary, and no claims or assessments for Taxes have been asserted in writing or threatened by any Taxing Authority against the Company or any of the Subsidiaries;

(c) No audits or other proceedings involving any Taxing Authority are presently pending or threatened with respect to any Taxes due from the Company or any of the Subsidiaries or Tax Returns required to be filed by the Company or any of the Subsidiaries;

(d) All Taxes required to be withheld or paid by the Company or any of the Subsidiaries in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party prior to the Closing Date have been withheld and timely paid to the proper Governmental Entity or set aside in accounts for such purpose and the Company or any of its Subsidiaries have complied with all material information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any such employee, independent contractor, creditor, stockholder, or other third party;

(e) Except for agreements, documents and powers of attorney that have expired, no written agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes for which the Company or any of the Subsidiaries may be liable, and no power of attorney with respect to any such Taxes, has been executed or filed with the Internal Revenue Service or any other Taxing Authority;

(f) There are no existing agreements or arrangements, whether written or oral or established pursuant to a course of conduct or dealing, relating to the allocation or sharing of Taxes in force to which the Company or any of the Subsidiaries are bound;

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(g) No claim has ever been made by a Taxing Authority in a jurisdiction where the Company or any of the Subsidiaries does not file Tax Returns that they are or may be subject to taxation by that jurisdiction;

(h) Neither the Company nor any of the Subsidiaries (i) has any material liability for Taxes of any Person as a transferee or successor, by contract, or otherwise, or (ii) has been a member of any partnership, limited liability company, joint venture or any other entity treated as a partnership for federal income tax purposes;

(i) The charges, accruals and reserves for Taxes for the Company and the Subsidiaries reflected on the books of the Company and the Subsidiaries (excluding any provision for deferred income taxes reflecting either differences between the treatment of items for accounting and income tax purposes or carryforwards) are adequate to cover Tax liabilities accruing through the end of the last period for which the Company and the Subsidiaries ordinarily records items on its books. No liability for Taxes has been incurred by the Company or any of the Subsidiaries since the Latest Balance Sheet Date, other than in the ordinary course of business;

(j) Each of the Company and the Subsidiaries has disclosed on its federal income and state income and franchise Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code or any corresponding or similar provision of state Tax law;

(k) There are no tax rulings or requests for rulings that could affect the liability of the Company or any Subsidiary for Taxes for any period (or any portion thereof) after the date hereof; and

(l) None of the Members is a "foreign person” within the meaning of Code Section 1445(a).

2.9 Material Contracts. Schedule 2.9 sets forth a list of all Material Contracts of which there are none. The Members have provided GERS with a complete and correct copy of each written Material Contract, including all amendments or other modifications thereto, and a written description of any oral Material Contract.

2.10         Properties.

(a) Real Estate. Neither the Company nor any Subsidiary owns or leases any real property. Schedule 2.10(a) constitutes a correct and complete list.

(b) Personal Property. Schedule 2.10(b) sets forth a list of the Personal Property with a value in excess of One Thousand Dollars ($1,000) (except property sold or otherwise disposed of in the ordinary course of business consistent with past customs and practices). Except as set forth in said Schedule 2.10(b) , the Company and the Subsidiaries collectively own all Personal Property free and clear of all Encumbrances and no Personal Property is located other than at the Leased Property.

2.11 Litigation. Except as set forth on Schedule 2.11, there is no Proceeding pending or, to the best of the Contributing Parties' Knowledge, threatened against any of the Members, the Company, the Subsidiaries, the respective businesses of the Company or any Subsidiary or any of the officers, directors or employees of the Company or any Subsidiary, nor is any such party subject to or bound by any Order. Schedule 2.10 sets forth all closed Proceedings brought by or against any of the parties described in the foregoing sentence during the three (3) years preceding the date hereof, the date such litigation was commenced and concluded, and the nature of the resolution thereof (including amounts paid in settlement or judgment).

2.12         Compliance with Laws; Licenses.

(a) Each of the Company and the Subsidiaries has previously been operated, and is currently, in compliance with all Laws, and none of the Members, the Company or the Subsidiaries has received any notice of any alleged claim or, to the best of the Contributing Parties' Knowledge, threatened claim, violation of, or liability or potential responsibility under, any such Law which have not heretofore been cured and for which there is no remaining liability.

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(b) Schedule 2.12(b) sets forth a list of all Licenses used in, or are necessary or required by any Governmental Authority in, the operation of the businesses of the Company and the Subsidiaries. Each of the Company and the Subsidiaries owns or possesses all right, title and interest in and to all of the Licenses which are necessary to enable it to carry on the business of the Company or such Subsidiary as presently conducted by the Company or such Subsidiary. All such Licenses are valid, binding and in full force and effect. The Company and each Subsidiary has caused all necessary action to have been taken to maintain such Licenses. No loss or expiration of any such License is (i) pending, (ii) to the best of the Contributing Parties' Knowledge, threatened, or (iii) reasonably foreseeable (other than expiration upon the end of the term thereof).

2.13 Proprietary Rights.

(a) The Company and the Subsidiaries do not collectively own, or license, or otherwise possess legally enforceable rights, to use, sell or license, as applicable, any Proprietary Rights. Schedule 2.13(a) contains a complete and correct list of all of the Company's patents and patent applications; trademark and service mark registrations and registration applications; domain name registrations; copyright registrations and registration applications; and all material computer software owned or used by the Company or any Subsidiary (excluding Commercial Software), including, where applicable, the name of the registered owner or applicant (as relevant), date of registration or application and name of registration body where the registration or application was made. Schedule 2.13(b) sets forth a complete list of all (excluding Commercial Software) licenses, sublicenses and other agreements as to which the Company or any Subsidiary is a party (as licensor, licensee or otherwise) and pursuant to which the Company, any Subsidiary or any other Person is authorized to use, sell, distribute or license any Proprietary Rights of which there are none.

2.14 Conduct of Business. Since December 31, 2012, the businesses of the Company and each Subsidiary has been conducted only in the ordinary course of business consistent with past custom and practices and neither the Company nor any Subsidiary has incurred any Liabilities other than in the ordinary course of business consistent with past custom and practices.

2.15 Insurance Policies. Schedule 2.15 sets forth a list of all insurance policies (including "self-insurance” programs) now or ever maintained by the Company or any Subsidiary and all such insurance policies are in full force and effect and none of the Company or any Subsidiary is in default under any of them and no material claim for coverage thereunder has been denied under any such insurance policies.

2.16 Employee Benefit Plans. Neither the Company nor any Subsidiary has ever maintained, made contributions to or had any other Liability at any time under any Employee Benefit Plan.

2.17 Environment. The Company is, and at all times has been in compliance with all Environmental Laws applicable to the operations of the businesses of the Company and each Subsidiary.

2.18 No Employees and Consultants. Neither the Company nor any Subsidiary has ever directly or indirectly (including pursuant to any contract with any Person) employed any individual or hired or employed any consultant.

2.19 No Brokers. None of the Members, the Company or any Subsidiary, any Affiliates of any of the Members, the Company or any Subsidiary has incurred any liability to any broker, finder or agent, and there are no claims for any brokerage fees, finder's fees or commissions in connection with the transactions contemplated by this Agreement.

2.20 No Misrepresentation. None of the representations and warranties of the Contributing Parties set forth in this Agreement or in any of the certificates, schedules, lists, documents, exhibits, or other instruments delivered, or to be delivered, to GERS as contemplated by any provision hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES PERTAINING TO THE MEMBERS

Each of the Members hereby represents and warrants to GERS as follows:

3.1 Power and Authority; Authorization; Due Execution and Binding Effect. Such Member has the requisite legal capacity, power and authority to execute and deliver this Agreement and the Transaction Documents to which he or she is a party, to consummate the Transaction and to perform his or her obligations under this Agreement and the Transaction Documents to which he or she is a party and to consummate the Transaction. This Agreement and the Transaction Documents to which such Member is a party have been duly and validly executed and delivered by such Member. This Agreement and the Transaction Documents to which such Member is a party will constitute, upon such execution and delivery hereof, the valid and binding obligations of such Member, enforceable in accordance with their respective terms except as enforcement thereof may be limited by applicable Insolvency Laws.

3.2 Ownership; No Liens. Such Member (i) is the record and beneficial owner of those Equity Interests set forth opposite his or her name on the Schedule of Members, and (ii) owns such Equity Interests free and clear of all Encumbrances. There are no outstanding preemptive, conversion, subscription or other rights, warrants, options or agreements to purchase, or shareholder or voting trust agreement or similar contracts outstanding with respect to, all or any portion of the Equity Interests owned by such Member.

3.3 No Conflict. Neither the execution and delivery of this Agreement or any Transaction Document by such Member nor the performance by such Member of the Transaction will, directly or indirectly:

(a) contravene, conflict with, or result in (with or without notice or lapse of time) a violation or breach of any License, Governmental Authorization, contract or any Order to which such Member may be subject; or

(b) give any Person or Governmental Authority the right (with or without notice or lapse of time) to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, modify, withdraw or suspend any contract, License, Governmental Authorization or Order applicable to such Member.

3.4 No Consent Required. No Consent is required to be made or obtained by such Member in connection with the authorization, execution, delivery, performance or lawful completion of this Agreement, the Transaction Documents or the Transaction.

3.5               Purchase for Investment.

(a) Such Member will acquire the GERS Shares issued by GERS to such Member pursuant to this Agreement (the “Issued Shares”) for investment and not with a view to distributing all or any part thereof in any transaction which would constitute a "distribution” within the meaning of the Securities Act. Such Member acknowledges that (i) none of the Issued Shares have been registered under the Securities Act or any applicable state securities laws, (ii) the Issued Shares issued by the Company to such Member pursuant to this Agreement can only be sold or otherwise transferred pursuant to registration under the Securities Act and applicable state securities laws or an exemption therefrom (in which case such Member shall first provide the Company an opinion of counsel, which counsel and the form and substance of the opinion, must be reasonably satisfactory the Company to the effect that such exemption is available and (iii) the Company is under no obligation to file a registration statement with the SEC or any other Governmental Authority with respect to the Issued Shares.

(b) Such Member (a) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of his or her investment in the Issued Shares, (b) is able to bear the complete loss of his or her investment in the Issued Shares, (c) has had the opportunity to ask questions of, and receive answers from, GERS and its management concerning the terms and conditions of the transfer of the Issued Shares, respectively, to such Member pursuant to this Agreement and to obtain additional information, and (d) is an "accredited investor” within the meaning of Rule 501 of the regulations promulgated under the Securities Act.

(c) Such Member agrees that the certificates, if any, for the Issued Shares bear a legend in substantially the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 or with any state securities commission, and may not be transferred or disposed of by the holder hereof in the absence of a registration statement which is effective under the Securities Act of 1933 and applicable state laws, or unless an exemption from registration is applicable with respect to such transfer or disposition.”

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3.6 No Brokers. Neither such Member nor any of his or her Affiliates has incurred any liability to any broker, finder or agent, and there are no claims for any brokerage fees, finder's fees or commissions in connection with the transactions contemplated by this Agreement.

ARTICLE IV

GERS' REPRESENTATIONS AND WARRANTIES

GERS hereby represents and warrants to the Contributing Parties as of the Closing as follows:

4.1 Organization. GERS is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

4.2 Authority, Due Execution and Binding Effect. The execution and delivery of this Agreement and the Transaction Documents, and the performance by GERS of its obligations thereunder, have been duly authorized by all necessary corporate action. This Agreement and the Transaction Documents to which GERS is a party constitute the legal, valid and binding obligations of GERS enforceable against GERS in accordance with their respective terms except as enforcement thereof may be limited by applicable Insolvency Laws.

4.3 Transaction Not a Breach. Neither the execution and delivery of this Agreement or the Transaction Documents, nor their performance by GERS will violate or conflict with or result in a breach of any provision of any Law binding on GERS or conflict with or result in the breach of any of the terms, conditions or provisions of the Organizational Documents of GERS or of any contract, agreement, mortgage or other instrument or obligation of any nature to which GERS is a party or by which GERS is bound.

(a) Officers and Directors of the GERS. Schedule 4.3(a)-1 is a true and complete list of all of the officers of the Company and each of the Subsidiaries. Schedule 4.3(b)-2 is a true and complete list of all of the members of the board of directors or other governing body of the Company (the “Board”) and the governing body of each Subsidiary.

4.4 Financial Statements. The representations and warranties set forth below pertain to the following financial statements of the GERS and the Subsidiaries (collectively, the “Financial Statements”) attached hereto as Exhibit 4.4 : (i) the audited balance sheet as of December 31, 2012, and the related compilation of income and cash flows for the twelve-month period then ended; and (ii) the unaudited balance sheet (the “Latest Balance Sheet”) as of March 31, 2013 (the “Latest Balance Sheet Date”), and the related unaudited statements of income and cash flows for the period from January 1, 2013 through March 31, 2013. No financial statements of any Person are required by GAAP to be consolidated with the Financial Statements. Each of the Financial Statements is consistent with the books and records of the businesses of the Company and the Subsidiaries (which, in turn, accurately and fairly reflect in all material respects all the transactions of, acquisitions and dispositions of assets by, and incurrence of liabilities by, the Company and the Subsidiaries), and fairly present in all material respects the financial condition and results of operations of the respective businesses of the Company and the Subsidiaries as of the dates thereof and for the periods covered thereby. Each of the Financial Statements has been prepared in accordance with GAAP, consistently applied, throughout the periods covered thereby, except that interim statements are subject to normal year-end adjustments provided that such adjustments will not be material in amount. None of the Financial Statements contains any items of a special or nonrecurring nature, except as expressly stated therein, and such Financial Statements do not reflect any write up or revaluation increasing the book value of any Asset.

4.5           Taxes. Except as set forth on Schedule 2.8:

(a) The GERS and the Subsidiaries (i) have filed or caused to be filed in a timely manner (within all applicable extension periods) all Tax Returns that were required to be filed by the GERS and the Subsidiaries and all such Tax Returns are true, correct and complete in all respects, and (ii) have timely paid in full or will timely pay in full by the due date thereof all Taxes due and payable (whether or not shown to be due on such Tax Returns);

(b) No Encumbrances for Taxes are outstanding with respect to any of the businesses or assets of the GERS or any Subsidiary, and no claims or assessments for Taxes have been asserted in writing or threatened by any Taxing Authority against the GERS or any of the Subsidiaries;

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(c) No audits or other proceedings involving any Taxing Authority are presently pending or threatened with respect to any Taxes due from the GERS or any of the Subsidiaries or Tax Returns required to be filed by the GERS or any of the Subsidiaries;

(d) All Taxes required to be withheld or paid by the GERS or any of the Subsidiaries in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party prior to the Closing Date have been withheld and timely paid to the proper Governmental Entity or set aside in accounts for such purpose and the GERS or any of its Subsidiaries have complied with all material information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any such employee, independent contractor, creditor, stockholder, or other third party;

(e) Except for agreements, documents and powers of attorney that have expired, no written agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes for which the GERS or any of the Subsidiaries may be liable, and no power of attorney with respect to any such Taxes, has been executed or filed with the Internal Revenue Service or any other Taxing Authority;

(f) There are no existing agreements or arrangements, whether written or oral or established pursuant to a course of conduct or dealing, relating to the allocation or sharing of Taxes in force to which the GERS or any of the Subsidiaries are bound;

(g) No claim has ever been made by a Taxing Authority in a jurisdiction where the GERS or any of the Subsidiaries does not file Tax Returns that they are or may be subject to taxation by that jurisdiction;

(h) Neither the GERS nor any of the Subsidiaries (i) has any material liability for Taxes of any Person as a transferee or successor, by contract, or otherwise, or (ii) has been a member of any partnership, limited liability company, joint venture or any other entity treated as a partnership for federal income tax purposes;

(i) The charges, accruals and reserves for Taxes for the GERS and the Subsidiaries reflected on the books of the GERS and the Subsidiaries (excluding any provision for deferred income taxes reflecting either differences between the treatment of items for accounting and income tax purposes or carryforwards) are adequate to cover Tax liabilities accruing through the end of the last period for which the GERS and the Subsidiaries ordinarily records items on its books. No liability for Taxes has been incurred by the GERS or any of the Subsidiaries since the Latest Balance Sheet Date, other than in the ordinary course of business;

(j) Each of the GERS and the Subsidiaries has disclosed on its federal income and state income and franchise Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code or any corresponding or similar provision of state Tax law;

(k) There are no tax rulings or requests for rulings that could affect the liability of the GERS or any Subsidiary for Taxes for any period (or any portion thereof) after the date hereof; and

4.6 Material Contracts. Schedule 2.9 sets forth a list of all Material Contracts of which there are none. The Members have provided GERS with a complete and correct copy of each written Material Contract, including all amendments or other modifications thereto, and a written description of any oral Material Contract. Compliance with Laws; Licenses. Each of the GERS and the Subsidiaries has previously been operated, and is currently, in compliance with all Laws, and none of GERS or the Subsidiaries has received any notice of any alleged claim or, to the best of their Knowledge, threatened claim, violation of, or liability or potential responsibility under, any such Law which have not heretof

4.7 Proprietary Rights. The GERS and the Subsidiaries do not collectively own, or license, or otherwise possess legally enforceable rights, to use, sell or license, as applicable, any Proprietary Rights. Schedule 2.13(a) contains a complete and correct list of all of the GERS patents and patent applications; trademark and service mark registrations and registration applications; domain name registrations; copyright registrations and registration applications; and all material computer software owned or used by the GERS or any Subsidiary (excluding Commercial Software), including, where applicable, the name of the registered owner or applicant (as relevant), date of registration or application and name of registration body where the registration or application was made or been cured and for which there is no remaining liability.

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4.8 Conduct of Business. Since December 31, 2012, the businesses of the GERS and each Subsidiary has been conducted only in the ordinary course of business consistent with past custom and practices and neither the Company nor any Subsidiary has incurred any Liabilities other than in the ordinary course of business consistent with past custom and practices.

4.9 Insurance Policies. Schedule 2.15 sets forth a list of all insurance policies (including "self-insurance” programs) now or ever maintained by the GERS or any Subsidiary and all such insurance policies are in full force and effect and none of the GERS or any Subsidiary is in default under any of them and no material claim for coverage thereunder has been denied under any such insurance policies.

4.10 Employee Benefit Plans. Neither the GERS nor any Subsidiary has ever maintained, made contributions to or had any other Liability at any time under any Employee Benefit Plan.

4.11 Environment. The GERS is, and at all times has been in compliance with all Environmental Laws applicable to the operations of the businesses of the GERS and each Subsidiary.

4.12 No Brokers. Neither GERS nor any of its Affiliates has incurred any liability to any broker, finder or agent, and there are no claims for any brokerage fees, finder's fees or commissions in connection with the transactions contemplated by this Agreement.

4.13 No Misrepresentation. None of the representations and warranties of the GERS set forth in this Agreement or in any of the certificates, schedules, lists, documents, exhibits, or other instruments delivered, or to be delivered, to the Contributing Parties as contemplated by any provision hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE V

PRE-CLOSING COVENANTS AND OTHER TERMS

5.1 Investigation by GERS. Prior to the Closing, the Contributing Parties will afford to the officers, employees, attorneys, accountants or other authorized representatives of GERS reasonable access during normal business hours to the offices, facilities, properties, files, books and records of the Company and each Subsidiary so as to afford GERS the opportunity to make such review, examination and investigation of the Company, the Subsidiaries and their respective businesses and assets. GERS will be permitted to make extracts from or to make copies of such books and records as may be reasonably necessary. No investigation by GERS or its representatives shall offset or limit the scope of the Contributing Parties' representations and warranties in this Agreement or in the Transaction Documents or limit any Contributing Party's liability for any breach thereof.

5.2 Conduct of the Business. From the Agreement Date through the Closing, except as otherwise provided for in, or contemplated by, this Agreement, each Contributing Party covenants and agrees that:

(a) Each of the Members will cause the Company and each Subsidiary to, and the Company and each Subsidiary will, operate their respective businesses in the ordinary and usual course in substantially the same manner as it is presently operated.

(b) Except in the ordinary course of business or as required by Law or contractual obligations or other understandings or arrangements existing on the Agreement Date, each of the Members will cause the Company and each Subsidiary to, and the Company and each Subsidiary will, not (i) hire any employee or engage any consultant, or (ii) engage in any Affiliate Transaction.

(c) Subject to the terms and conditions of this Agreement, each of the Members will cause the Company and each Subsidiary to, and the Company and each Subsidiary will, use its best efforts to preserve the goodwill, reputation and present relationships of the businesses of the Company and the Subsidiaries with their respective employees, suppliers, customers, licensors and others having business relations with the Company or any Subsidiary.

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(d) Each of the Members will cause the Company and each Subsidiary to, and the Company and each Subsidiary will, (i) maintain the Leased Property and any facilities thereon in good repair, order and condition, (ii) use its commercially reasonable efforts to maintain and keep in full force existing insurance, (iii) maintain the records in the usual, regular and ordinary manner on a basis consistent with past practices, and (iv) perform and comply with its obligations under all Material Contracts.

(e) Except in the ordinary course of business or as otherwise provided for in or contemplated by this Agreement, each of the Members will cause the Company and each Subsidiary to, and the Company and each Subsidiary will, not (i) sell, lease, transfer or otherwise dispose of any of the assets of the Company or any Subsidiary, (ii) create or permit to exist any new Encumbrance on any of the assets of the Company or any Subsidiary, (iii) enter into any joint venture, partnership or other similar arrangement or form any other new arrangement for the operation of any assets of the Company or any Subsidiary, or (iv) make any new commitments for capital expenditures.

(f) The Contributing Parties will use their commercially reasonable efforts between the Agreement Date and the Closing to secure fulfillment of all of the conditions precedent to GERS' obligations hereunder.

(g) The Contributing Parties shall not undertake any action or fail to take any action that will, or could reasonably be expected to, result in a breach of the representations and warranties set forth in Articles II, III, or IV hereof as if made again as of the Closing.

(h) Each of the Members will, and will cause the Company and each Subsidiary to, comply in all material respects with all Laws applicable to the businesses of the Company or such Subsidiary.

5.3 Non-Negotiation. In consideration of the substantial expenditure of time, effort and expense undertaken by GERS, the Company and its subsidiaries, and each Contributing Party in connection with its due diligence review and the preparation and execution of this Agreement, each Party agrees that neither it nor any of its representatives, agents or employees will, after the execution of this Agreement until the earlier of (a) the termination of this Agreement, or (b) the Closing, directly or indirectly, solicit, encourage, negotiate or discuss with any third party (including by way of furnishing any information concerning the GERS, Company, any Subsidiary or their respective businesses) any acquisition proposal relating to or affecting all or any portion of the equity interests or assets of the GERS, Company or any Subsidiary, whether by purchase of assets or stock, purchase of interests, merger or other transaction, and that each Party will promptly advise the other Parties of the terms of any communications that any Party may receive or become aware of relating to any bid for all or any part of the equity interests or assets of GERS, the Company, or any Subsidiary. Each of the Members is responsible for the conduct of the Company and its officers, directors, employees and representatives in complying with this covenant.

5.4 Disclosure Supplements. From time to time up to the second business day prior to the Closing Date, the Contributing Parties shall supplement or amend the Schedules referred to in Articles II, III, or IV by notice given in accordance with Section 12.1 to include information hereafter obtained by the Contributing Parties which would have been required to be set forth or described in any such Schedule had it been known on the Agreement Date. For purposes of determining the accuracy of the representations and warranties of the Contributing Parties contained in Article II in order to determine the fulfillment of the conditions set forth in Section 6.1, the Schedules delivered by the Contributing Parties shall be deemed to include only that information contained therein on the Agreement Date and shall be deemed to exclude any information contained in any subsequent supplement or amendment thereto.

ARTICLE VI

CONDITIONS PRECEDENT TO THE CLOSING

6.1 Conditions Precedent to Obligations of GERS. The obligations of GERS under this Agreement to consummate the transactions contemplated hereby will be subject to the satisfaction, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived at the option of GERS:

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(a) No Breach of Covenants; True and Correct Representations and Warranties. There shall have been no material breach by any Contributing Party in the performance of any of its covenants herein to be performed by it, in whole or in part, prior to the Closing, and the representations and warranties of the Contributing Parties contained in this Agreement and the Transaction Documents shall be true and correct in all material respects as of the Closing, except for representations or warranties that are made by their terms as of a specified date, which shall be true and correct in all material respects as of the specified date. GERS shall receive at the Closing a certificate dated and validly executed on behalf of each Contributing Party by an executive officer of each such entity certifying, in such detail as GERS may require, the fulfillment of the foregoing conditions, and restating and reconfirming as of the Closing all of the representations and warranties of the Contributing Parties contained in this Agreement and the Transaction Documents.

(b) Delivery of Documents. GERS shall have received all documents and other items to be delivered under Section 7.2(a).

(c) No Legal Obstruction. All required waiting periods under any applicable Laws shall have expired or been terminated and any consent or approval of any Governmental Authority required for GERS to own the Company and conduct the businesses of the Company and its Subsidiaries in the normal course after the Closing shall have been given or obtained, as the case may be. No suit, action or proceeding by any person or Governmental Authority shall be pending or threatened in writing, which if determined adverse to the Company's, any Subsidiary's or GERS' interests, could have a material adverse effect upon (i) the Company or any Subsidiary or any of their respective businesses or assets, or (ii) GERS or its Affiliates. No injunction, restraining order or order of any nature shall have been issued by or be pending before any court of competent jurisdiction or any Governmental Authority challenging the validity or legality of the transactions contemplated hereby or restraining or prohibiting the consummation of such transactions or compelling GERS to dispose of or discontinue or materially restrict the operations of a significant portion of the respective businesses of the Company or any Subsidiary or of the business conducted by GERS as a result of the consummation of the transactions contemplated hereby.

(d) No Material Adverse Effect. There shall have been no Material Adverse Effect in the Company or any Subsidiary or any of their respective businesses or assets, the condition (financial or otherwise), operating results, employee, customer or supplier relations, business activities or business prospects of the Company or any Subsidiary

(e) Required Consents. The Contributing Parties shall have obtained all Required Consents.

(f) Consummation of the Note Contribution. The Contributing Parties shall have consummated the Note Contribution to the reasonable satisfaction of GERS.

6.2 Conditions Precedent to Obligations of the Contributing Parties. The obligations of the Contributing Parties under this Agreement to consummate the transactions contemplated hereby will be subject to the satisfaction, at or prior to the Closing, of all the following conditions, any one or more of which may be waived at the option of the Contributing Parties:

(a) No Breach of Covenants; True and Correct Representations and Warranties. There shall have been no material breach by GERS in the performance of any of the covenants herein to be performed by it, in whole or in part, prior to the Closing, and the representations and warranties of GERS contained in this Agreement shall be true and correct in all material respects as of the Closing, except for representations or warranties that are made by their terms as of a specified date, which shall be true and correct in all material respects as of the specified date. The Contributing Parties shall receive at the Closing a certificate dated as of the Closing and executed by an executive officer on behalf of GERS, certifying in such detail as the Contributing Parties may require, the fulfillment of the foregoing conditions, and restating and reconfirming as of the Closing all of the representations and warranties of GERS contained in this Agreement.

(b) Delivery of Documents. The Contributing Parties shall have received all documents and other items to be delivered by GERS under Section 7.2(b).

(c) No Legal Obstruction. All required waiting periods under any applicable Laws shall have expired or been terminated. No suit, action or proceeding by any third party or Governmental Authority shall be pending which challenges the validity or legality of the transactions contemplated hereby. No injunction, restraining order or order of any nature shall have been issued by or be pending before any court of competent jurisdiction or any Governmental Authority challenging the validity or legality of the transactions contemplated hereby.

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ARTICLE 7

CLOSING

7.1 Closing. The Closing shall take place at such place as the parties may mutually agree on the Closing Date.

7.2 Closing Deliveries.

7.2.1 At Closing, the Contributing Parties will execute and deliver or cause to be executed and delivered to GERS each of the following items:

7.2.1.1 a certificate of the secretary of the Company and each Subsidiary certifying that attached to such certificate are true and correct copies of (i) the certificate or articles of formation of the Company or such Subsidiary and all amendments thereto as in effect on the Closing Date and certified by the Secretary of State of the state of formation for the Company or such Subsidiary, (ii) the operating agreement or other governance document for the Company or such Subsidiary as in effect immediately prior to the Closing, (iii) a good standing certificate for the Company issued not more than ten (10) days prior to the Closing Date by (a) the Secretary of State of the state of formation for the Company or such Subsidiary and (b) any other jurisdiction in which the Company or such Subsidiary is qualified to do business, and (iv) resolutions of the Board and each of the Members authorizing the execution and delivery of this Agreement, the Transaction Documents, and the performance of the transactions contemplated hereby and thereby;

7.2.1.2 a certificate from each of the Contributing Parties containing the information required pursuant to Section 6.1(a) hereof;

7.2.1.3 an executed copy of any Required Consents;

7.2.1.4 an employment agreement with Richard Fosgitt II, in form and substance satisfactory to the Purchaser and Richard Fosgitt II (the “Fosgitt Employment Agreement”), executed by Richard Fosgitt II;

7.2.1.5 an employment agreement with Roger Silverthorn, in form and substance satisfactory to the Purchaser and Roger Silverthorn (the “Silverthorn Employment Agreement”), executed by Roger Silverthorn; and

7.2.1.6 such other documents and instruments as GERS may reasonably require in order to effectuate the transactions that are subject to this Agreement.

7.2.2 At Closing, GERS will execute and deliver or cause to be executed and delivered to the Contributing Parties each of the following items:

7.2.2.1 certificates evidencing the issuance of the Issued Shares to each of the Members;

7.2.2.2 a certificate of the manager of GERS certifying that attached to such certificate are true and correct copies of (i) a good standing certificate for GERS issued not more than ten (10) days prior to the Closing Date by Secretary of State of the State of Florida, and (z) the resolutions of the board of directors of GERS authorizing the execution and delivery of this Agreement, the Transaction Documents, and the performance of the transactions contemplated hereby and thereby;

7.2.2.3 the Fosgitt Employment Agreement, executed by GERS;

7.2.2.4 the Silverthorn Employment Agreement, executed by GERS;

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7.2.2.5 a certificate from an officer of GERS containing the information required pursuant to Section 6.2(a) hereof; and

7.2.2.6 such other documents and instruments as the Contributing Parties may reasonably require in order to effectuate the transactions that are subject to this Agreement.

ARTICLE VIII

COVENANTS AFTER CLOSING

8.1 Non-Competition; Non-Solicitation; Confidentiality; Non-Interference. The parties agree that GERS is relying on the covenants and agreements set forth in this Section 8.1 , and that the issuance of the Issued Shares is sufficient consideration to make the covenants and agreements set forth herein enforceable.

(a) Non-Competition. To more effectively protect the value of the Company and the Subsidiaries and their respective businesses, and to induce GERS to consummate the transactions contemplated hereby, each of the Members covenants and agrees that, during the Term, it will not permit any of its Affiliates to, engage, directly or indirectly, individually or as a security holder, director, officer, employee, partner, consultant, or agent of any other Person, in or receive any revenue or other compensation in connection with, any business which engages or engaged in any business competitive in any material respect with any portion of any of the businesses of the Company and the Subsidiaries...

(b) Non-Solicitation of Employees. Each of the Members agrees that, during the Term, it shall not, and shall cause his or her Affiliates not to, directly or indirectly (i) solicit for employment or hire, or attempt to solicit for employment or hire, any Person who was employed by the Company or GERS (or any of their respective Affiliates) at any time within one (1) year prior to the time of the act of solicitation or (ii) otherwise interfere with the relationship between any Person and the Company.

(c) Confidentiality. Each of the Members acknowledges that it has knowledge of information concerning the Company, the Subsidiaries, this Agreement, and the Transaction Documents which is not generally known (“Confidential Information”). In light of the foregoing, each of the Members shall, and shall cause his or Affiliates who have been or are in the future provided access to any such Confidential Information, and his or her representatives and agents to, maintain the confidentiality of, and refrain from using or disclosing to any Person, all Confidential Information, except to the extent disclosure of any such information is required by Law or becomes generally known through no wrongful act on the part of each of the Members or their respective Affiliates, representatives or agents. In the event that any of the Members reasonably believes after consultation with counsel that it is required by Law to disclose any Confidential Information, such Member will (i) provide GERS with prompt notice before such disclosure in order that GERS may attempt to obtain a protective order or other assurance that confidential treatment will be accorded to such Confidential Information, and (ii) cooperate with GERS in attempting to obtain such order or assurance.

(d) Non-Interference with Relationships. Each of the Members acknowledges that after the Closing, any customer and vendor names and accounts of the Company or any Subsidiary as of the Closing Date are and will at all times be the sole and separate property of the Company or the applicable Subsidiary. Each of the Members agrees that, during the Term, he shall not, directly or indirectly, whether for such Member's account or for any other Person (including any Affiliate of such Member), solicit any such customer or vendor or otherwise interfere with the relationship between the Company or any Subsidiary and such customers or vendors.

(e) Non-Use of Name. Following the Closing, each of the Members shall not use, or permit any of its Affiliates to use, the name "Cirque Energy” or any derivation thereof within or in connection with any registered or assumed corporate name or Internet domain name. Furthermore, following the Closing, each of the Members shall not use, or permit any of his or her Affiliates to use, any registered or assumed corporate name or Internet domain name that (i) is likely to be confused or associated with the name "Cirque Energy” or any derivation thereof or (ii) refers to any aspect of the Company or any Subsidiary or their respective businesses.

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(f) Non-Disparagement. No party hereto shall, directly or indirectly, nor shall any Affiliate, employee, agent, consultant, security holder, director of a party hereto, after Closing (i) take any action that could reasonably be expected to have a material adverse effect on any other party hereto, or (ii) disparage the name or business of any party hereto or any of such party's Affiliates or his or its respective officer, directors and employees; provided , however , that nothing set forth in this Section 8.1(f) shall interfere with any party's right to file and prosecute any claim against any other party under this Agreement or any document executed and delivered in connection herewith.

(g) Blue-Pencil. If any court of competent jurisdiction shall at any time deem the term of any particular restrictive covenant contained in this Section 8.1 too lengthy or the geographic area covered too extensive, the other provisions of this Section 8.1 shall nevertheless stand, the Term shall be deemed to be the longest period permissible by Law under the circumstances and geographic area covered shall be deemed to comprise the largest territory permissible by Law under the circumstances. The court in each case shall reduce the Term and/or the geographic area covered to permissible duration or size.

(h) Remedies. Each of the Members acknowledges and agrees that the covenants set forth in this Section 8.1 are reasonable and necessary for the protection of GERS, the Company and the Subsidiaries, that irreparable injury will result to GERS, the Company and the Subsidiaries if any of the provisions contained in this Section 8.1 are breached, and that in the event of an actual or threatened breach of any of the provisions contained in this Section 8.1 , GERS and/or the Company or the Subsidiaries will have no adequate remedy at Law. Each of the Members accordingly agrees that in the event of any actual or threatened breach of any of the provisions contained in this Section 8.1 , GERS and/or the Company or any Subsidiary shall be entitled to such injunctive and other equitable relief, without the necessity of showing that monetary damages cannot be measured or posting any bond, as may be deemed necessary or appropriate by a court of competent jurisdiction. Nothing contained herein shall be construed as prohibiting GERS and/or the Company or any Subsidiary from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of any damages which it is able to prove.

8.2 Post-Closing Cooperation. The parties to this Agreement will use their reasonable efforts, and will cooperate with each other of them, to secure all material Consents from third parties as shall be required to enable each of them to effect the transactions contemplated hereby, and will otherwise use their commercially reasonable efforts to cause the consummation of such transactions in accordance with the terms and conditions hereof. Each party will execute all documents and take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Agreement.

8.3 Public Announcements. From and after the Agreement Date, no party hereto or any of their respective Affiliates will issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of GERS (in the case of the Members) or the Members (in the case of GERS), which consent will not be unreasonably withheld or delayed; provided , however , that nothing herein will prohibit any party from issuing or causing publication of any such press release or public announcement to the extent that such party determines such action to be required by Law, in which case the party making such determination will, if practicable in the circumstances, use reasonable efforts to allow the other parties reasonable time to comment on such press release or announcement in advance of its issuance.

8.4 Delivery of Correspondence. From and after the Closing, each of the Members agrees that he or it shall promptly forward to GERS any written correspondence from third parties received by any of the Members in connection with the Company or any Subsidiary, and shall advise GERS of any oral communications with third parties related to the Company or any Subsidiary. Without limiting the generality of the foregoing, each of the Members agrees to promptly forward to GERS any letters, notices, or other written communication received by it regarding the Material Contracts or Licenses.

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8.5 Appointment to the Board of Directors of GERS. To the extent that from and after the Closing the Members collectively own more than 33 % of the issued and outstanding GERS Shares (the “Percentage Ownership Condition”), the Members shall collectively have the right, beginning with the first annual meeting of stockholders of GERS held after the Closing Date and continuing in each successive year in which the Percentage Ownership Condition has been satisfied as of the date the Board of Directors of GERS nominates candidates for election to the Board of Directors of GERS, to require (a) that the Board of Directors of GERS nominate Thomas Coté and Roger Silverthorn for election by the stockholders of GERS to the Board of Directors of GERS, (b) GERS and its Board of Directors to publicly support and recommend that GERS' stockholders vote to elect each of Thomas Cote’ and Roger Silverthorn as a director of GERS at each such annual meeting and (3) GERS to include the foregoing recommendation in its proxy materials for each such annual meeting. In addition, the Contributing Members will support the nomination to the GERS Board of Directors at any regular meeting of the stockholders Joseph DuRant and Frank O’Donnell and vote for their election to the Board of Directors; will publicly support and recommend that GERS’ stockholders vote to elect each of Joseph DuRant and Frank O’Donnell; and cause GERS to include the foregoing recommendation in its proxy materials for each such annual meeting.

ARTICLE IX

INDEMNIFICATION

9.1 Indemnification by the Members. From and after the Closing, each of the Members agrees to indemnify, defend and save each GERS Indemnified Party, forever harmless from and against, and to promptly pay to a GERS Indemnified Party or reimburse a GERS Indemnified Party for, any and all Losses sustained or incurred by any GERS Indemnified Party relating to, resulting from, arising out of or otherwise by virtue of any of the following:

(a) any misrepresentation or breach of a representation or warranty made herein by any Contributing Party, or non-compliance with or breach by any Contributing Party of any of the covenants or agreements contained in this Agreement or the Transaction Documents to be performed by any Contributing Party or any of its Affiliates;

(b) any Losses relating to, resulting from or arising out of any violations of, or liabilities or obligations under, any Laws (including, but not limited to, any Environmental Law) relating to acts, omissions, circumstances or conditions existing on or prior to the Closing whether or not such acts, omissions, circumstances or conditions constituted a violation of any Law (as then in effect);

(c) any liability related to any Employee Benefit Plan of the Company or any Subsidiary;

(d) any Losses relating to or resulting from or arising out of any assets of the Company or any Subsidiary being subject to any Encumbrance;

(e) any Losses relating to or resulting from or arising out of the failure of the Contributing Parties to obtain all Required Consents; and

(f) any claim for payment of fees and/or expenses as a broker or finder in connection with the origin, negotiation, execution or consummation of the transactions contemplated by this Agreement and the Transaction Documents based upon an alleged agreement between claimant and any of the Contributing Parties or any of their respective Affiliates.

9.2 Indemnification by GERS. From and after the Closing, GERS agrees to indemnify, defend and save each Member forever harmless from and against, and to promptly pay to any such Member or reimburse such Member for, any and all Losses sustained or incurred by such Member relating to, resulting from, arising out of or otherwise by virtue of any of the following: (a) any misrepresentation or breach of a representation or warranty made herein by GERS, or (b) non-compliance with or breach by GERS of any of the covenants or agreements contained in this Agreement or any of the Transaction Documents to be performed by GERS.

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9.3 Indemnification Procedure for Third Party Claims.

(a) Other than a claim involving Taxes, which procedure is set forth in, and which shall be governed exclusively by Section 8.5(a)(iii), in the event that subsequent to the Closing any Person entitled to indemnification under this Agreement (an "Indemnified Party”) asserts a claim for indemnification or receives notice of the assertion of any Third Party Claim against such Indemnified Party, against which a party to this Agreement is required to provide indemnification under this Agreement (an "Indemnifying Party”), the Indemnified Party shall give written notice together with a statement of any available information regarding such claim to the Indemnifying Party within sixty (60) days after learning of such claim (or within such shorter time as may be necessary to give the Indemnifying Party a reasonable opportunity to respond to such claim). The Indemnifying Party shall have the right, upon written notice to the Indemnified Party (the "Defense Notice”) within thirty (30) days after receipt from the Indemnified Party of notice of such claim, which notice by the Indemnifying Party shall state that he, she or it acknowledges his, her or its liability for indemnification hereunder and shall specify the counsel he, she or it will appoint to defend such claim ("Defense Counsel”), to conduct at his, her or its expense the defense against such claim in his, her or its own name, or if necessary in the name of the Indemnified Party; provided , however , that the Indemnified Party shall have the right to approve the Defense Counsel, which approval shall not be unreasonably withheld, and in the event the Indemnified Party reasonably withholds his, her or its approval within ten (10) days after the Defense Notice is provided, then the Indemnifying Party shall propose an alternate Defense Counsel, which shall be subject again to the Indemnified Party's reasonable approval. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume control of a Third Party Claim and shall pay the reasonable fees and expenses of counsel retained by the Indemnified Party if (i) the Third Party Claim seeks injunctive or other equitable relief, (ii) the Indemnified Party, in the claim notice to the Indemnifying Party, states that, based on advice of counsel, he, she or it believes that his, her or its interests in the Third Party Claim are, or can reasonably be expected to be, adverse to the interests of the Indemnifying Party, (iii) such Indemnifying Party is unable to provide the Indemnified Party with reasonable assurance of his, her or its ability to pay the expenses of the defense against such Third Party Claim, or (iv) the Third Party Claim involves or is related to a Special Claim or Taxes.

(b) In the event that the Indemnifying Party shall fail to give such notice described in Section 9.3(a), he, she or it shall be deemed to have elected not to conduct the defense of the subject claim, and in such event the Indemnified Party shall have the right to conduct such defense in good faith and to compromise and settle the claim, subject to the prior consent of the Indemnifying Party, which shall not be unreasonably withheld or delayed.

(c) In the event that the Indemnifying Party does elect to conduct the defense of the subject claim, the Indemnified Party will cooperate with and make available to the Indemnifying Party such assistance and materials as may be reasonably requested by he, she or it, all at the expense of the Indemnifying Party, and the Indemnified Party shall have the right at his, her or its expense to participate in the defense assisted by counsel of his, her or its own choosing and the Indemnified Party shall have the right to compromise and settle the claim only with the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. Without the prior written consent of the Indemnified Party, the Indemnifying Party will not enter into any settlement of any Third Party Claim or cease to defend against such claim, if pursuant to or as a result of such settlement or cessation, (i) injunctive or other equitable relief would be imposed against the Indemnified Party, or (ii) such settlement or cessation would lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder. The Indemnifying Party shall not be entitled to control, and the Indemnified Party shall be entitled to have sole control over, the defense or settlement of any claim to the extent that claim seeks an order, injunction or other equitable relief against the Indemnified Party which, if successful, could materially interfere with the business, operations, assets, condition (financial or otherwise) or prospects of the Indemnified Party (and the cost of such defense shall constitute an Loss for which the Indemnified Party is entitled to indemnification hereunder). If a firm decision is made to settle a Third Party Claim, which offer the Indemnifying Party is permitted to settle under this Section 9.3(c) , and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party will give written notice to the Indemnified Party to that effect. If the Indemnified Party fails to consent to such firm offer within thirty (30) days after his, her or its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim will not exceed the amount of such settlement offer, plus costs and expenses paid or incurred by the Indemnified Party through the end of such thirty (30) day period.

(d) Any judgment entered or settlement agreed upon in the manner provided herein shall be binding upon the Indemnifying Party, and shall conclusively be deemed to be an obligation with respect to which the Indemnified Party is entitled to prompt indemnification hereunder.

9.4 Direct Claims. It is the intent of the parties hereto that all direct claims by an Indemnified Party against a party hereto not arising out of Third Party Claims shall be subject to and benefit from the terms of this Article IX. Any Direct Claim will be asserted by giving the Indemnifying Party reasonably prompt written notice thereof, and the Indemnifying Party will have a period of thirty (30) days within which to satisfy such Direct Claim. If the Indemnifying Party does not so respond within such thirty (30) day period, the Indemnifying Party will be deemed to have rejected such claim, in which event the indemnitee will be free to pursue such remedies as may be available to the indemnitee under this Article IX or otherwise.

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9.5 Failure to Give Timely Notice. A failure by an Indemnified Party to give timely, complete or accurate notice as provided in Sections 9.3 or 9.4 will not affect the rights or obligations of any party hereunder except and only to the extent that, as a result of such failure, any party entitled to receive such notice was deprived of his, her or its right to recover any payment under his, her or its applicable insurance coverage or was otherwise directly and materially damaged as a result of such failure to give timely notice.

9.6 Survival of Representations and Warranties; Time Limits on Indemnification Obligations. Notwithstanding any right of GERS to fully to investigate the affairs of the Company and the Subsidiaries, and notwithstanding any knowledge of facts determined or determinable by GERS pursuant to such investigation or right of investigation, GERS has the right to rely fully upon the representations, warranties, covenants and agreements of the Contributing Parties contained in this Agreement or in any certificate delivered pursuant to any of the foregoing. All representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement and the Closing hereunder in accordance with the following: (a) with respect to Special Claims such representations, warranties, covenants and agreements shall survive until ninety (90) days after the date that all claims against any GERS Indemnified Party which could give rise to a Special Claim are barred by all applicable statutes of limitations whereupon they shall expire and be of no further force or effect, and (b) with respect to General Claims, such representations, warranties, covenants and agreements shall survive for a period of two (2) years after the Closing Date whereupon they shall expire and be of no further force or effect (except for General Claims based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or agreement of any Contributing Party contained in Section 2.2 (Authority, Due Execution and Binding Effect), Section 2.3(a) (Capitalization), Section 2.4 (Absence of Liabilities), Section 2.5 (Title to Assets; Condition of Assets), Section 2.19 (Brokers), which General Claims shall survive indefinitely; provided, however, that such required notice shall have been given on or prior to the expiration of the applicable period specified above under Section 9.3 or Section 9.4 hereof.

9.7 Payments.

(a) Within five (5) business days after the resolution of any indemnification claim by any GERS Indemnified Party hereunder pursuant to which such GERS Indemnified Party is entitled to any payment, such payment shall be made by the Members within five (5) business days of such resolution.

(b) Within five (5) business days after the resolution of any indemnification claim by any Member hereunder pursuant to which such Member is entitled to any payment, such payment shall be made by GERS.

(c) The Indemnifying Party shall reimburse the Indemnified Party for any and all costs or expenses of any nature or kind whatsoever (including, but not limited to, all attorney's fees) incurred in seeking to collect any payments under this Section 9.7.

(d) Any payment required under this Article IX that is not made when due shall bear interest until paid in full at the prime rate of interest as published in The Wall Street Journal (changing as and when such rate changes) plus four percent (4%) or, if less, the maximum rate permitted by applicable usury laws. Interest on any such unpaid amount shall be compounded monthly, computed on the basis of a 360-day year and shall be payable on demand.

(e) To the extent that any Contributing Party fails to satisfy an obligation under this Agreement (including those obligations under Section 9.1 within the time period prescribed in Section 9.6 ), GERS may, in its sole discretion, set off the amount of such obligation (plus any interest payable as provided under this Agreement) against any amounts GERS may owe to any Member under this Agreement or any Transaction Document, including any and all amounts for which GERS is required to indemnify any Member pursuant to this Article IX.

9.8 Losses Computed Without Giving Effect to Materiality. The amount of any Losses for which an Indemnified Party is entitled to indemnification under this Article IX shall be made, determined and calculated without regard to any materiality qualification (i.e., read as if the terms "material,” "materiality” or "material adverse effect” were not contained therein for purposes of calculating Losses, but not in determining whether a breach or representation has occurred) set forth in the relevant representation, warranty, covenant or agreement.

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ARTICLE 10

TERMINATION

10.1 Termination. This Agreement may be terminated and the Transaction may be abandoned at any time prior to the Closing:

(a) by mutual written consent duly executed by the each of the Members and GERS;

(b) by either the Members, on the one hand, or GERS, on the other hand, in writing, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in default or in breach of this Agreement), if the Closing shall not have occurred on or before May 31, 2013; or

(c) by either the Members, on the one hand, or GERS, on the other hand, in writing, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in default or in breach of this Agreement), if the Members, on the one hand, or GERS, on the other hand, shall (i) fail to perform in any material respect its agreements contained herein required to be performed prior to the Closing, or (ii) materially breach any of its representations, warranties or covenants contained herein and fails to cure such breach (to the extent curable and the breaching party is taking reasonable steps to cure such breach) within thirty (30) days of written notice thereof from the non-breaching party.

10.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 10.1(a), all obligations under this Agreement (other than those provisions set forth in this Section 10.2 and Article XII ) shall terminate and shall be of no further force or effect; provided , however , no termination of this Agreement shall release, or be construed as releasing, any party from any liability to any other party which may have arisen under this Agreement.

10.3 Specific Performance. The parties agree that irreparable damage would occur to GERS in the event that any of the provisions of this Agreement were not performed by the Contributing Parties in accordance with their specific terms or were otherwise breached by the Contributing Parties. The parties also agree that irreparable damage would occur the Contributing Parties in the event that any provisions of this Agreement were not performed by GERS in accordance with their specific terms or were otherwise breached by GERS. It is accordingly agreed that, unless and until this Agreement has been terminated in accordance with Section 10.1 , each party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which such party is entitled at law or in equity. Each party agrees that he/it shall not oppose the granting of such relief and hereby irrevocably waives any requirement for the security or posting of any bond in connection with such relief. Each party acknowledges and agrees that if he/it exercises his/its right to terminate this Agreement pursuant to Section 10.1 , then he/it will not thereafter have the right to specific performance pursuant to this Section 10.3.

ARTICLE XI

DEFINITIONS

"Affiliate” has the meaning given to that term in Rule 405 under the Securities Act and shall include each past and present Affiliate of a Person.

"Affiliate Transaction” means any transaction involving the transfer of any cash, property or rights to or from the Company or any Subsidiary, on the one hand, from, to or for the benefit of any of the Members or any Affiliate or former Affiliate of such Member, on the other hand.

"CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.

"Closing” means the consummation of the Transaction.

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"Closing Date” means the second (2nd) business day after the date on which the last of the conditions set forth in Article V has been satisfied or waived (except for those conditions that by their nature cannot be satisfied until the Closing, but subject to the satisfaction or valid waiver of such conditions) or such other date as the parties hereto may agree upon in writing.

"Code” means the Internal Revenue Code of 1986, as amended.

"Commercial Software” means packaged commercially available software programs generally available to the public which (a) have been licensed to the Company pursuant to non-negotiated end-user licenses, (b) are used in the businesses of the Company or any Subsidiary but are not a component of or incorporated into any Company product and (c) with respect to each such end-user license agreement, have a cumulative cost or license fee for all software and rights to use thereunder and ongoing maintenance fees of less than One Thousand Dollars ($1,000).

"Consent” means any approval, consent, ratification, permission, waiver, exemptions, or authorization (including any Governmental Authorization).

"Contributing Parties' Knowledge” means the knowledge possessed, or which could or should have been possessed after due inquiry in connection herewith, by any Member or any director or officer of the Company or any Subsidiary.

"Direct Claim” means any claim under Article IX of the Agreement by an Indemnified Party for indemnification other than indemnification with respect to a Third Party Claim.

"Employee Benefit Plan” means any of the following (whether written, unwritten or terminated): (a) any "employee welfare benefit plan,” as defined in Section 3(1) of ERISA, including, but not limited to, any medical plan, life insurance plan, short-term or long-term disability plan, dental plan, and sick leave; (b) any "employee pension benefit plan,” as defined in Section 3(2) of ERISA, including, but not limited to, any excess benefit, top hat or deferred compensation plan or any nonqualified deferred compensation or retirement plan or arrangement or any qualified defined contribution or defined benefit plan; or (c) any other plan, policy, program, arrangement or agreement which provides employee benefits or benefits to any current or former employee, dependent, beneficiary, director, independent contractor or like person, including, but not limited to, any severance agreement or plan, personnel policy, vacation time, holiday pay, service award, moving expense reimbursement programs, tool allowance, safety equipment allowance, material fringe benefit plan or program, bonus or incentive plan, stock option, restricted stock, stock bonus or deferred bonus plan, salary reduction, change-of-control or employment agreement (or consulting agreement with a former employee).

"Encumbrances” means mortgages, liens, adverse claims, interests, security interests, pledges, easements, covenants, restrictions, rights of first refusal or offer, "tag” or "drag” along rights or other encumbrances.

"Environment” means soil, surface waters, groundwater, land, stream sediments, surface or subsurface strata, ambient air, structures, and any environment medium.

"Environmental Law” means all federal, state and local laws, statutes, codes, regulations, rules, ordinances, orders, standards, permits, licenses, actions, policies, principles of common law and other requirements (including consent decrees, judicial decisions, administrative orders and self-implementing closure requirements) relating to the protection of the environment and/or public or worker health and safety, land use, and comprehensive planning and zoning rules and regulations, all as amended or reauthorized, all as amended or reauthorized, including, without limitation, the applicable provisions of state and federal department of transportation regulations.

"ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

"GAAP” means generally accepted accounting principles.

"Gaylord” means Gaylord Power Station, LLC, a Michigan limited liability company.

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"General Claim” means any claim hereunder whether indemnification or otherwise (other than a Special Claim) based upon, arising out of or otherwise in respect of any inaccuracy or omission in or any breach of any representation, warranty, covenant or agreement of the Contributing Parties contained in this Agreement.

"GERS Indemnified Party” means GERS and its Affiliates (other than any Member), and each of their respective officers, directors, employees and agents.

"Governmental Authority” means the United States or any state or local government, or any subdivision, agency or authority thereof.

"Governmental Authorization” means any approval, consent, license, permit, certificate of need, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law.

"Hazardous Material” means "hazardous substances,” as defined by CERCLA; "hazardous wastes,” as defined by the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; petroleum or petroleum products; radioactive material, including, without limitation, any source, special nuclear, or by-product material, as defined in 42 U.S.C. §2011 et seq.; asbestos in any form or condition; polychlorinated biphenyls; and any other material, substance or waste which is regulated under any Environmental Law or which may give rise to liabilities or other obligations under any Environmental Law.

"Insolvency Laws” means any bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in law or equity).

"IRS” means the United States Internal Revenue Service.

"Laws” means any law, Environmental Law, rules, ordinances, statutes, regulations, writs, injunctions, judgments, decrees, standards, guidance, orders or other decisions applicable to the operation of the businesses of the Company and the Subsidiaries.

"Liabilities” means debts, liabilities or obligations of any nature (whether accrued or unaccrued, absolute or contingent, direct or indirect, known or unknown, choate or inchoate, perfected or unperfected, liquidated or unliquidated, or otherwise, and whether due or to become due).

"Licenses” means all notifications, licenses, permits (including, without limitation, environmental, construction and operation permits), franchises, certificates (including, without limitation, certificates of occupancy), approvals, exemptions, classifications, registrations and other similar documents and authorizations, and applications therefor.

"Losses” means any liabilities (whether absolute or contingent, direct or indirect, fixed or unfixed, liquidated or unliquidated, or otherwise), obligations, deficiencies, demands, claims, suits, actions, or causes of action, assessments, losses, costs, expenses, interest, fines, penalties, actual or punitive damages or costs or expenses of any and all investigations, proceedings, judgments, environmental analyses, remediations, settlements and compromises (including reasonable fees and expenses of attorneys, accountants and other experts).

"Material Adverse Effect” means a material adverse effect on the business, operations, assets, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole.

"Material Contracts” means all material contracts which relate to the businesses of the Company and the Subsidiaries or by which any of the assets of the Company or any Subsidiary are bound, including, without limitation, any contracts that are of a type described below:

(a) any collective bargaining arrangement with any labor union and any such agreements currently in negotiation or proposed;

(b) any contract for capital expenditures or the acquisition or construction of fixed assets for or in respect of the Leased Property;

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(c) any contract (or multiple contracts with the same Person or Affiliates of such Person) for the purchase, maintenance or acquisition, or the sale or furnishing, of materials, supplies, merchandise, machinery, equipment, parts or other property or services by or to the Company or any Subsidiary (except that the Company need not list any such contract or series of contracts made in the ordinary course of business which require, individually or collectively, aggregate future payments of less than One Thousand Dollars ($1,000));

(d) any contract with any customer of the Company or any Subsidiary;

(e) any contract relating to the borrowing of money, or the guaranty of another Person's borrowing of money, including, without limitation, all notes, mortgages, indentures and other obligations and agreements and other instruments for or relating to any lending or borrowing;

(f) any contract granting any Person an Encumbrance on any equity interests in or any assets of the Company or any Subsidiary;

(g) any contract for the cleanup, abatement or other actions in connection with Hazardous Materials, the remediation of any existing environmental liabilities or relating to the performance of any environment audit or study;

(h) any contract granting to any Person a first-refusal, first-offer or similar preferential right to purchase or acquire any equity interests in or any assets of the Company or any Subsidiary;

(i) any contract having a remaining term in excess of thirty (30) days and which is not terminable by the Company or any Subsidiary a party thereto without penalty on thirty (30) days' or less notice;

(j) any contract (or multiple contracts with the same Person or Affiliates of such Person) under which any Personal Property or real property is leased to or by the Company or any Subsidiary having an original value in excess of One Thousand Dollars ($1,000);

(k) any contract under which the Company or any Subsidiary has granted or received a license or sublicense or under which the Company or such Subsidiary is obligated to pay or has the right to receive a royalty, license fee or similar payment;

(l) any contract between the Company or any Subsidiary, on the one hand, and any Member or any Affiliate of such Member, on the other hand;

(m) any contract providing for the indemnification of any officer, director, employee of the Company or any Subsidiary or any other Person;

(n) any contract for purchase or sale of any asset of the Company or any Subsidiary, whether by sale or purchase of stock or assets or any merger or consolidation;

(o) any contract prohibiting the Company or any Subsidiary from conducting their respective businesses anywhere in the United States or elsewhere in the world;

(p) any joint venture or partnership contract;

(q) any employment or consulting contract; and

(r) any other contract (or multiple contracts with the same Person or Affiliates of such Person), whether or not made in the ordinary course of business, which involves payments in excess of One Thousand Dollars ($1,000) in consideration.

"Midland” means Midland Renewable Energy Station, LLC, a Michigan limited liability company.

"Order” means any judgment, order or decree of any court or Governmental Authority.

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"Organizational Documents” means with respect to any Person, (a) the articles or certificate of incorporation and the by-laws of a corporation; (b) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person (e.g., a certificate of formation, articles of organization or certificate of limited partnership), and any agreement governing such Person (e.g., a limited liability company agreement, operating agreement or partnership agreement); and (c) any amendment to any of the foregoing.

"Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, entity or Governmental Authority.

"Personal Property” means all vehicles, machinery, equipment, furniture, supplies, tools and other tangible personal property, and assets owned by, in the possession of, or used by the Company or any of its Subsidiaries.

"Proceeding” means any claim, suit, litigation, arbitration, hearing, audit, charge, investigation, or other action (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Person, Governmental Authority, judge, arbitrator or mediator.

"Proprietary Rights” means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, domain names, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights (both statutory and common law), and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, templates, patterns, formulas, algorithms, compositions, production and business processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), in both source code and object code formats, (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

"Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, migration or dumping into the Environment in violation of applicable Environmental Laws or in a manner, quantity or conditions that could result in liability pursuant to Environmental Laws.

"Required Consent” means any Consent necessary for the consummation of the transactions contemplated by this Agreement, including with respect to Material Contracts and Licenses, which, if not obtained, would result in a violation of any Law or any material liability to the Company.

"Securities Act” means the Securities Act of 1933, as amended.

"Special Claim” means any claim under the Agreement whether indemnification or otherwise based upon, arising out of or otherwise in respect of any (i) inaccuracy or omission in or any breach of any representation or warranty of any Contributing Parties contained in Section 2.8 (Taxes), Section 2.12 (Compliance with Laws; Licenses), Section 2.16 (Employee Benefit Plans), or Section 2.17 (Environment) of the Agreement or (ii) indemnification under Sections 9.1(b) , 9.1(c) and 9.1(d) of the Agreement.

"Subsidiaries” means, collectively, Gaylord and Midland, and each is referred to herein as a "Subsidiary."

"Tax” means any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect to the foregoing; the foregoing shall include any transferee or secondary liability for a tax and any liability assumed by agreement.

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"Taxing Authority” means any domestic, foreign, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising regulatory authority with respect to Taxes.

"Tax Return(s)” means returns, declarations, reports, claims for refund, information returns or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes pertaining to the Company or any of its Subsidiaries or the administration of any Laws, regulations or administrative requirements relating to any Taxes, whether domestic or foreign.

"Term” means the period beginning on the Closing Date and ending on the second (2nd) anniversary of the Closing Date.

"Third Party Claim” means a claim or the commencement of any action or Proceeding by any Person who is not a party to this Agreement or an Affiliate of such a Person (including, but not limited, to any domestic or foreign court, government, or Governmental Authority or instrumentality, federal state or local).

A claim, Proceeding, dispute, action, or other matter will be deemed to have been "Threatened” if any notice, demand or statement has been given or made in writing, or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.

"Transaction” means the transactions contemplated by this Agreement.

"Transaction Documents” means each agreement, document, certificate and instrument being delivered pursuant to this Agreement.

ARTICLE XII

MISCELLANEOUS

12.1 Notices, Consents, Etc. Any notices, consents or other communication required to be sent or given hereunder by any of the parties shall in every case be in writing and shall be deemed properly served if (a) delivered personally, (b) sent by registered or certified mail, in all such cases with first class postage prepaid, return receipt requested, or (c) delivered by a recognized overnight courier service, to the parties at the addresses set forth on Schedule 12.1 or at such other addresses as may be furnished in writing. Date of service of such notice shall be (i) the date such notice is personally delivered, (ii) three (3) days after the date of mailing if sent by certified or registered mail, or (iii) one (1) day after date of delivery to the overnight courier if sent by overnight courier.

12.2 Severability. The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision.

12.3 Successors. Except as specifically provided in Section 12.9 hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.

12.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. This Agreement and each other agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including transmission in portable document format by electronic mail), shall be treated in all manner and respects and for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such other agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties, except that the failure of any party to comply with such a request shall not render this Agreement or any such other agreement or instrument invalid or unenforceable. No party hereto or to any such other agreement or instrument shall raise the use of a facsimile machine or other electronic transmission to deliver a signature, or the fact that any signature was transmitted or communicated through the use of a facsimile machine or other electronic transmission, as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

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12.5 Expenses.

12.5.1 Contributing Parties' Expenses. GERS shall pay for all costs and expenses incurred by the Contributing Parties in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

12.5.2 Buyers' Expenses. GERS shall pay for all costs and expenses incurred by GERS in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

12.6 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO ITS RULES OF CONFLICTS OF LAW.

12.7 Consent to Jurisdiction; Forum Selection. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED EXCLUSIVELY IN THE SIXTH CIRCUIT COURT FOR THE COUNTY OF OAKLAND, MICHIGAN, OR THE FEDERAL COURTS LOCATED IN DETROIT, MICHIGAN. THE AFOREMENTIONED CHOICE OF VENUES IS INTENDED BY THE PARTIES TO BE MANDATORY AND NOT PERMISSIVE IN NATURE, THEREBY PRECLUDING THE POSSIBILITY OF LITIGATION BETWEEN THE PARTIES WITH RESPECT TO OR ARISING OUT OF THIS AGREEMENT IN ANY JURISDICTION OTHER THAN THOSE SPECIFIED IN THIS SECTION 12.7. EACH PARTY HEREBY WAIVES ANY RIGHT HE OR IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON-CONVENIENS OR SIMILAR DOCTRINE OR TO OBJECT TO VENUE WITH RESPECT TO ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION 12.7 , AND STIPULATES THAT THE AFOREMENTIONED COURTS SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PARTY FOR THE PURPOSE OF LITIGATING ANY DISPUTE, CONTROVERSY OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH PARTY HEREBY AUTHORIZES AND ACCEPTS SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST HE OR IT AS CONTEMPLATED BY THIS SECTION 12.7 BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO HIS OR ITS ADDRESS FOR THE GIVING OF NOTICES AS SET FORTH IN THIS AGREEMENT, OR IN THE MANNER SET FORTH IN SECTION 12.1 OF THIS AGREEMENT FOR THE GIVING OF NOTICE. ANY FINAL JUDGMENT RENDERED AGAINST A PARTY IN ANY ACTION OR PROCEEDING SHALL BE CONCLUSIVE AS TO THE SUBJECT OF SUCH FINAL JUDGMENT AND MAY BE ENFORCED IN OTHER JURISDICTIONS IN ANY MANNER PROVIDED BY LAW.

12.8 Waiver of Jury Trial. THE PARTIES HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR UNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION 12.8 CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

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12.9 Assignment. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by any of the Members, on the one hand, or GERS, on the other hand, without the prior written consent of the other party, provided , however , that GERS shall be allowed to assign its rights and benefits hereto to (a) an Affiliate so long as the Affiliate assumes GERS' obligations hereunder, as applicable, (b) in connection with a sale of GERS, whether by sale of assets, sale of equity interests, merger, consolidation or otherwise, so long as the assignee assumes GERS' obligations hereunder, as applicable, and (c) to GERS' lenders as collateral for security purposes.

12.10 Entire Agreement. This Agreement and all of the Schedules and Exhibits attached to the Agreement (which shall be deemed incorporated in the Agreement and made a part hereof) set forth the entire understanding of the parties with respect to the subject matter hereof and may be modified only by instruments signed by all of the parties hereto.

12.11 Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, other than the parties to this Agreement, any rights or remedies under or by reason of this Agreement.

12.13 Headings; Interpretative Matters. The subject headings of Articles and Sections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions. Unless the context otherwise requires, (a) all references to Articles, Sections, Schedules or Exhibits are to Articles, Sections, Schedules or Exhibits in this Agreement, (b) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, and (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Contribution Agreement as of the date first above written.

Green Energy Renewable Solutions, Inc.

By:
Name:
Title:

Cirque Energy II, LLC

By:
Name:
Title:

[Name of Member]

[Name of Member]

[Name of Member]

[Name of Member]

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Schedule of Members

	% of
	Members’ Interest	Shares at Closing	Shares at Earn-Out

Thomas G. Cotè	31.57	13,688,590	13,688,590

Richard L. Fosgitt, II, P.E.	27.24	11,811,124	11,811,124

Roger W. and Suzanne A. Silverthorn	32.19	13,957,418	13,957,418

Richard and Marion Cotè	9.00	3,902,355	3,902,355

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Annex B

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2014

Commission File No. 000-52438

Cirque Energy, Inc. (F/K/A Green Energy Renewable Solutions, Inc.)

(Exact name of small business issuer as specified in its charter)

Florida	65-0855736
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Penobscot Building, 645 Griswold Street, Suite 3274, Detroit, MI 48226

(Address of Principal Executive Offices)

PO Box 214981, Auburn Hills, MI 48321-4981

(Mailing Address)

888-963-2622

(Issuer’s telephone number)

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Exchange Act: Common Stock, $0.001 par value per share

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐    No  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer ☐	Accelerated Filer ☐
Non-Accelerated Filer ☐	Smaller Reporting Company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐    No ☒

There were 192,532,405 shares of common stock outstanding as of February 10, 2015.

Documents incorporated by reference:  None

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FORWARD-LOOKING INFORMATION

This Quarterly Report on Form 10-Q contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “expects,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predict,” “should” or “will” or the negative of these terms or other comparable terminology. These statements are only predictions; uncertainties and other factors may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels or activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Our expectations are as of the date this Form 10-Q is filed, and we do not intend to update any of the forward-looking statements after the date this Quarterly Report on Form 10-Q is filed to confirm these statements to actual results, unless required by law.

PART I – FINANCIAL INFORMATION

ITEM 1.	FINANCIAL STATEMENTS

Cirque Energy, Inc.

Consolidated Balance Sheets

(Unaudited)

	September 30	December 31
	2014	2013

Assets:
Current assets:
Cash	$221	$8,841
Total current assets	221	8,841

Land	-	27,752
Equipment, net	8,340	4,637
Total Assets	$8,561	$41,230

Liabilities and Stockholders' Deficit:
Current liabilities:
Accounts and other payables	$329,969	$287,292
Accounts and other payables - related party	8,029	5,129
Accrued salaries and wages - related party	355,798	224,758
Accrued interest	120,521	22,013
Notes payable	263,173	358,923
Convertible notes - (net of $277,203 and $360,986 unamortized discount)	821,150	116,918
Derivative liability	1,153,837	1,055,755
Total current liabilities	3,052,477	2,070,788

Total Liabilities	3,052,477	2,070,788

Stockholders' Deficit
Preferred Stock $.001 par value, 19,924, 047 shares outstanding
Class A Preferred stock, $10 stated value 13,420 shares authorized and issued	134,200	134,200
Class B Preferred stock, $10 stated value 38,193 share authorized and issued	381,930	-
Class C Preferred stock, $10 stated value 24,340 shares authorized and issued	204,850	-
Common stock, Par Value $0.001, 300,000,000 shares authorized, 192,132,774 and 163,934,049 shares outstanding at September 30, 2014 and December 31, 2013, respectively	192,130	163,931
Additional paid-in capital	9,437,675	8,748,320
Stock payable	696,200	429,075
Accumulated deficit	(14,090,901)	(11,505,084)
Total Stockholders' Deficit	(3,043,916)	(2,029,558)
Total Liabilities and Stockholders' Deficit	$8,561	$41,230

The accompanying notes are an integral part of these consolidated financial statements.

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Cirque Energy, Inc.

Consolidated Statements of Operations

(Unaudited)

	For the quarter ended September 30,		For the nine months ended September 30,
	2014	2013	2014	2013
Sales	$-	$-	$-	$-
Cost of sales	-	-	-	-
Gross profit	-	-	-	-

Bank service charges	1,105	1,307	3,589	2,767
Development projects	12,534	-	79,214	-
Office and miscellaneous	9,336	8,966	46,292	16,538
Executive and directors compensation	282,204	225,085	717,073	533,212
Professional fees	30,794	86,600	159,703	269,856
Investor relations	1,429	11,782	98,026	22,483
Travel	5,311	11,962	37,666	17,656
Forfieture of deposit on landfill	-	-	-	150,000
Property taxes	-	-	14,960	-
Other financing costs	-	-	346,250	-
Total operating expense	342,713	345,702	1,502,773	1,012,512

Operating loss	(342,713)	(345,702)	(1,502,773)	(1,012,512)

Other Income (Expense)	-	(317)	-	-
Gain on sale of assets	-	-	2,078	-
Amortization of debt discount	(193,734)	(41,628)	(735,142)	(244,969)
Derivative expense	-	(339,051)	(191,921)	(705,470)
Loss on settlement of debt	-	-	(171,564)	-
Loss on settlement of promissory convertible notes	-	(331,556)	(324,082)	(653,180)
Gain on derivative liability	53,118	492,900	730,200	730,051
Interest expense	(124,837)	(40,283)	(392,611)	(30,962)
Total other income (expense)	(265,453)	(259,935)	(1,083,042)	(904,530)
Net loss	$(608,166)	$(605,637)	$(2,585,815)	$(1,917,042)

Net loss per common share	$(0.003)	$(0.005)	$(0.014)	$(0.017)
Weighted average common shares outstanding	194,474,851	128,278,930	180,494,661	88,915,613

The accompanying notes are an integral part of these consolidated financial statements.

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Cirque Energy, Inc.

Consolidated Statements of Stockholders’ Deficit

	Preferred Stock A		Preferred Stock B		Preferred Stock C		Common Stock
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Additional Paid-In Capital	Stock Payable	Accumulated Deficit	Total Equity

Balance at December 31, 2011	-	$-					18,505,052	$9,252	$4,356,027	$-	$(5,004,798)	$(639,519)

Shares issued for services	-	-					1,610,824	886	114,675	-	-	115,561
Shares issued for asset purchase	-	-					9,209,334	4,605	340,745	-	-	345,350
Shares issued for secured note default penalty	-	-					7,311,640	3,656	179,135	-	-	182,791
Subsidiary spin-out share distribution	-	-					-	-	259,028	-	-	259,028
Shares issued for compensation	-	-					13,000,000	6,500	1,651,000	-	-	1,657,500
Shares issued to settle debt	-	-					13,000,000	6,500	318,500	-	-	325,000
Stock dividend/split	-	-					-	31,237	(31,237)	-	-	-
Shares to be issued for cash	-	-					-	-	-	150,000	-	150,000
Shares to be issued for services	-	-					-	-	-	83,607	-	83,607
Beneficial conversion feature for convertible note	-	-					-	-	5,000	-	-	5,000
Net loss	-	-					-	-	-	-	(3,296,408)	(3,296,408)

Balance at December 31, 2012	-	-	-	-	-	-	62,636,850	62,636	7,192,873	233,607	(8,301,206)	(812,090)

Shares issued for debt conversion	-	-					101,297,199	101,295	1,326,619	-	-	1,427,914
Forfeiture and purchase of subscription agreement deposit and receivable	-	-					-	-	225,000	(150,000)	-	75,000
Shares to be issued for services	-	-					-	-	-	10,000	-	10,000
Forgiveness of related party debt related to issuance of stock for payables	-	-					-	-	3,828	-	-	3,828
Shares issued for related party payable conversions	13,420	134,200					-	-	-	22,968	-	157,168
Shares to be issued for officer and directors liabilities	-	-					-	-	-	312,500	-	312,500
Net loss	-	-					-	-	-	-	(3,203,878)	(3,203,878)

Balance at December 31, 2013	13,420.00	$134,200	-	$-	-	$-	163,934,049	$163,931	$8,748,320	$429,075	$(11,505,084)	$(2,029,558)

Shares issued for debt conversion							32,108,059	$32,108	$497,785			529,893
Shares to be issued for services							20,000,000	$20,000	$319,500	$-		339,500
Forgiveness of related party debt related to issuance of stock for payables												-
Loan of stock to company at market value							(23,909,334)	$(23,909)	$(323,440)	$213,750		(133,599)
Shares issued for related party payable conversions			38,193	381,930	24340	204850			$192,565	$(312,500)		466,845
Shares to be issued for officer and directors liabilities										$294,375		294,375
Shares to be issued as debt interest										$71,500		71,500
Salary Costs - Options									$2,944			2,944
Net loss											$(2,585,815)	(2,585,815)

Balance at September 30, 2014, Unaudited	13,420	$134,200	38,193	$381,930	24,340	$204,850	192,132,774	$192,130	$9,437,674	$696,200	$(14,090,899)	$(3,043,915)

The accompanying notes are an integral part of these consolidated financial statements.

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Cirque Energy, Inc.

Consolidated Statements of Cash Flows

Unaudited

	For the nine months ended September 30,
	2014	2013
Operating Activities
Cash flows from operating activities :
Net loss	$(2,585,815)	$(1,917,042)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	878	258
Addition to Convertible promissory notes for default	211,722	-
Amortization of debt discount	735,142	244,969
Issuance of common stock for services	339,500	10,000
Issuance of common stock for executive and director compensation	158,692	218,750
Forfieture of deposit on landfill	-	150,000
Loss on settlement of debt	171,564	-
Loss on settlement of convertible promissory notes	324,082	653,180
Derivative expense	191,921	705,470
Gain on derivatives	(730,200)	(730,051)
Gain on sale of land	(2,078)	-
Salary Costs - Options	2,944	-
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	128,512	86,252
Accrued Interest	-	65,291
Accrued salaries and wages	32,915	125,000
Accounts payable-related parties	-	-
Cash used in operating activities	(1,020,221)	(387,923)

Investing Activities:
Deposit on purchase of Davison landfill	-	(150,000)
Proceeds from sale of land	5,000	-
Purchase of equipment	(4,581)	(5,153)
Cash used in investing activities	419	(155,153)

Financing Activities:
Stock payable	508,625	-
Proceeds of assignment of stock purchase agreement		86,000
Proceeds from convertible promissory notes	500,188	321,500
Proceeds from promissory notes	75,000
Proceeds from convertible note - related party		150,500
Proceeds from related party	2,900
Payoff of convertible promissory note	(75,531)
Cash provided by financing activities	1,011,182	558,000

Increase (decrease) in cash	(8,620)	14,924

Cash, beginning of period	8,841	1,005
Cash, end of period	$221	$15,929

Supplemental Disclosures of Cash Flow Information:
Cash paid during the peirod for:
Interest	$-	$-
Income tax	$-	$-

Non-cash investing and financing activities:
Shares issued for settlement of convertible notes payable	$529,893	$321,593
Class B preferred shares issued to settle stock payable	$381,930	$-
Class C preferred shares issued to settle stock payable	$204,850	$-
Convertible notes issued to settle notes payable	$128,500	$-
Stock payable issued to settle accounts payable - related party	$-	$137,997

The accompanying notes are an integral part of these consolidated financial statements.

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Notes to Financial Statements

Note 1 – Nature of Operations

The Company was incorporated in Florida on July 16, 1998 under the name of Salty’s Warehouse, Inc. and was engaged in selling name brand consumer products over the Internet. The Company focused on selling consumer electronics and audio-video equipment such as speakers, amplifiers, and tuners, although the Company also sold assorted other goods such as watches, sunglasses and sports games. On December 11, 2006, owners of an aggregate of 22,450,000 shares of common stock, of Salty’s Warehouse, Inc. sold in a private transaction all of the shares held by them to a group of approximately 54 purchasers. As a result of this transaction, a change of control in the Company occurred resulting in a change in the name of the Company to E World Interactive, Inc. (the “Company” or “E World”). At that time, E World mainly engaged in selling of online game services and media production business in Mainland China.

Having operated in this sector for some time, the Company then disposed of its subsidiaries Shanghai E World China Information Technologies Co., Ltd (“E World China”) and Mojo Media Works Limited in August 2008, and following this ceased all business in online game and media production business and became a dormant shell company.

In March of 2009, the Company entered into a stock purchase agreement with Blue Atelier, Inc. Blue Atelier acquired 25,000,000 newly authorized and issued common stock of E World Interactive Inc. (“EWRL”) after E World executed a forty to one reverse split of the issued and outstanding common stock and also entered into a series of agreements with various holders of Convertible Notes to convert its notes payable plus accumulated interest to E World Common Stock in the aggregate to 6,872,830 shares of common stock. As a result of this transaction, a change of control in the Company occurred in E World Interactive, Inc. with Blue Atelier then owning 75% of the outstanding common stock of E World.

In May 2010, the Company acquired 100% of the outstanding common stock of Media and Technology Solutions, Inc., a Nevada corporation with a variety of media and related interests in rights and emerged from dormant shell status. The consideration for the purchase of Media and Technology was 10,000,000 shares of E World Common Stock and Blue Atelier Inc., the principle shareholder of Media and Technology is also the largest shareholder in E World. Following this acquisition, E World moved its principal office to Las Vegas, Nevada. The acquisition of Media and Technology has been accounted for similar to a pooling in accordance with GAAP because the entities were under common control.

On September 17, 2011, E World entered into a letter of intent (the “LOI”) with Green Renewable Energy Solutions, Inc. (“GRES”) the purpose of which is to acquire the assets of GRES which included certain contracts for the acceptance, processing and disposal of construction and demolition waste and as part of this agreement, E World changed its name to Green Energy Renewable Solutions (“Green Energy Renewable Solutions” or “GERS”), effective December 12, 2011. As part of this LOI, Green Energy Renewable Solutions (F/K/A E World Interactive, Inc.) would complete a 5 to 1 reverse split, spin-out its subsidiary company E World Corp and Media and Technology Solutions, Inc. and complete the transaction with the issuance of stock for the purchase of the assets of Green Renewable Energy Solutions, Inc.

On January 26, 2012, Green Energy Renewable Solutions, Inc. (F/K/A E World Interactive, Inc.) completed the 5 to 1 reverse split and on February 1, 2012 eWorld Corp. including its subsidiary company, Media and Technology Solutions, Inc. was spun-out as a separate private company by way of share dividend with one E World Corp. share issued for every share held on the date of the reverse split approval. FINRA approved the name change and reverse split on January 26, 2012.

On February 4, 2012, Green Renewable Energy Solutions, Inc. executed the Asset Purchase Agreement with Green Energy Renewable Solutions, Inc. (F/K/A E World Interactive, Inc.), the issuer herein. Under the terms of the Asset Purchase Agreement Green Energy Renewable Solutions (F/K/A E World Interactive, Inc.), purchased all of the assets of Green Renewable Energy Solutions, Inc. for 4,604,667 common shares of Green Energy Renewable Solutions, Inc. (F/K/A E World Interactive, Inc.) and a further 2,302,333 common shares of deferred consideration.

On April 29, 2013, the Company formed Green Harvest Landfill, LLC as a Delaware limited liability company to be a solely owned subsidiary for the sole purpose of acquiring the Davison Landfill. An offer was made and accepted by the bankruptcy trustee who was in possession of the Davison landfill. Subsequently, the transaction did not close and the Green Harvest Landfill, LLC lays dormant.

On May 15, 2013, the Company entered into a contribution agreement with Cirque Energy II, LLC whereby Cirque Energy II, LLC would contribute all of its assets in exchange for stock in the Company. Included in Cirque Energy II, LLC assets were three subsidiary limited liability companies; The Prototype Company LLC, Gaylord Power Station, LLC, and Midland Renewable Energy Station, LLC. The transaction awaits regulatory approval of language to be included in a proxy statement for approval of 300,000,000 additional authorized shares of common stock and is currently not reflected in the financial statements.

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In July 2013, Green Energy Renewable Solutions, Inc. requested a name change to Cirque Energy Inc. (the “Company”) by amending its articles of incorporation with the State of Florida, which was granted. FINRA approval of the name change and change in trading symbol continues to be pending.

Cirque Energy, Inc.’s key area of business is focused on the securing of waste streams, including but not limited to: construction, demolition, and municipal solid waste streams and maximizing their values by recycling and waste to energy opportunities.

On November 14, 2013, Cirque Energy, Inc. and Northrop Grumman Systems Corporation entered into a Joint Development Agreement to continue the technology development of a Deployable Gasification Unit (DGU) and towards this end, to develop a DGU prototype for testing and demonstration. In consideration for Cirque Energy, Inc. to fund and develop a test unit, Northrop Grumman wishes to permit its intellectual Property to be used by Cirque Energy and, provided a prototype is a success and the device is deemed viable, a division of responsibilities, obligations and customer sales privileges will be outlined in a mutually drafted and agreed to Business and Marketing Plan that will further define the intent of this Joint development agreement.

On February 1, 2014, Cirque Energy, Inc. changed its head office to 645 Griswold, Suite 3274, Detroit, MI 48226 from 243 W. Congress, Suite 350, Detroit, MI 48226.

Note 2 - Summary of Significant Accounting Policies

a)	Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Significant accounting policies followed by the Company in the preparation of the accompanying consolidated financial statements are summarized below.

b)	Principles of Consolidation

The consolidated financial statements include the accounts of Cirque Energy Inc. and its wholly owned subsidiaries. On July 27, 2011 the Company incorporated a new wholly owned subsidiary eWorld Corp. and on May 24, 2010, the company had acquired 100% of the outstanding stock of Media and Technology Solutions, Inc. On the date of acquisition, Media and Technology was 95% owned by Blue Atelier, Inc., the majority shareholder of the Company and the acquisition was accounted by means of a pooling of the entities from the date of inception of Media and Technology on February 1, 2010 because the entities were under common control. All significant inter-company transactions and balances have been eliminated. Ownership of Media and Technology Solutions, Inc. was transferred to E World Corp., a transaction which had no effect on the consolidated financial statements at December 31, 2011. On February 4, 2012, E World Corp. was spun-out of the Company. On April 29, 2013, the Company formed Green Harvest Landfill, LLC as a Delaware limited liability company to be a solely owned subsidiary for the sole purpose of acquiring the Davison Landfill. All significant inter-company transactions and balances have been eliminated.

c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturities of three months or less at the time of issuance to be cash equivalents.

d)	Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and footnotes thereto. Actual results could differ from those estimates.

e)	Significant Risks and Uncertainties

The Company's management believes that changes in any of the following areas could have a material adverse effect on the Company's future financial position, results of operations or cash flows: the Company's limited operating history; the Company’s ability to acquire new companies with profitable operations; the company’s ability to generate revenue and positive cash flow; advances and trends in new technologies and industry standards; competition from other competitors; regulatory related factors; risks associated with the Company's ability to attract and retain employees necessary to support its growth; and risks associated with the Company's growth strategies.

f)	Impairment of Long-Lived Assets and Intangible Assets

Long-lived assets and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company assesses the recoverability of the long-lived assets and intangible assets (other than goodwill) by comparing the carrying amount to the estimated future undiscounted cash flow associated with the related assets. The Company recognizes impairment of long-lived assets and intangible assets in the event that the net book value of such assets exceeds the estimated future undiscounted cash flow attributed to such assets. The Company uses estimates and judgments in its impairment tests and if different estimates or judgments had been utilized, the timing or the amount of the impairment charges could be different.

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g)	Leases

Leases for which substantially all of the risks and rewards of ownership of assets remain with the leasing company are accounted for as operating leases.

h)	Taxation

The Company accounts for income taxes under the provisions of Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 740, “Income Taxes”. Under ASC 740, income taxes are accounted for under the asset and liability method. Deferred taxes are determined based upon differences between the financial reporting and tax bases of assets and liabilities at currently enacted statutory tax rates for the years in which the differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period of change. A valuation allowance is provided on deferred tax assets to the extent that it is more likely than not that such deferred tax assets will not be realized. The total income tax provision includes current tax expenses under applicable tax regulations and the change in the balance of deferred tax assets and liabilities. The Company follows the accounting guidance which provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on technical merits. Income tax provisions must meet a more likely-than-not recognition threshold at the effective date to be recognized initially and in subsequent periods.

i)	Basic and Diluted Net Earnings (Loss) Per Share

The Company computes net income (loss) per share in accordance with ASC 205-10, which requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive and is not presented in the accompanying statements.

j)	Fair value of Financial Instruments

The carrying value of the Company’s financial instruments, including cash, amounts due to shareholders/related parties and accounts and other payables approximate their respective fair values due to the immediate or short-term maturity of these instruments.

It is management’s opinion that the Company is not exposed to significant interest, price or credit risks arising from these financial instruments.

k)	Concentration of Credit Risk

Financial instruments that potentially expose the Company to significant concentrations of credit risk consist principally of cash. The Company places its cash with financial institutions with high-credit ratings.

l)	Stock-Based Compensation

The Company has adopted FASB Accounting Standards Codification Topic 718-10, “Compensation- Stock Compensation” (“ASC 718-10”) which requires the measurement and recognition of compensation expense for all stock-based payment awards made to employees and directors. Under the fair value recognition provisions of ASC 718-10, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the vesting period.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached by the FASB ASC 505-50. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-50.

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m)	Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-10, “Development Stage Entities”. The amendments in this update remove the definition of a development stage entity from the Master Glossary of the ASC thereby removing the financial reporting distinction between development stage entities and other reporting entities from U.S. GAAP.  In addition, the amendments eliminate the requirements for development stage entities to (1) present inception-to-date information in the statements of income, cash flows, and shareholder equity, (2) label the financial statements as those of a development stage entity, (3) disclose a description of the development stage activities in which the entity is engaged, and (4) disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage. The amendments in this update are applied retrospectively. The adoption of ASU 2014-10 removed the development stage entity financial reporting requirements from the Company.

Note 3 – Going Concern

The accompanying consolidated financial statements have been prepared assuming that we will continue as a going concern. The Company has reported no sales during the periods presented and has an accumulated deficit of $14,090,901. Our ability to continue as a going concern is dependent upon the creation of profitable operations. The Company has operated principally with the assistance of interest free loan advances and convertible debt from its major shareholders. We also intend to use other borrowings and security sales to mitigate the effects of our cash position, however, no assurance can be given that debt or equity financing, if and when required, will be available. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities that might be necessary should we be unable to continue as a going concern.

Note 4 – Related Party Transactions

The Company records transactions of commercial substance with related parties at fair value as determined with management. Amounts due to shareholders/related parties are non-interest bearing, unsecured, and due upon demand.

The following is a list of related party balances as of September 30, 2014 and December 31, 2013:

	September 30	December 31
	2014	2013
Accounts and other payable, due to related parties	8,029	5,129
Accrued salaries and wages - related party	195,489	224,758
Due to E World Corp. a related party	-	-
Secured note due to E World Corp., a related party	-	-
Secured note due to Blue Atelier Inc., a related party	-	-
	$203,518	$229,887

During the calendar year of 2013, E World Corp. and Blue Atelier Inc. ceased to be a related party and the disclosures above reflect that change. The secured note due to E World Corp. was paid during 2013 as described in Note 7 below. The “due to E World” was reduced by $20,000 during 2013 and was converted into a note in February 2014 as described in Note 7 below.

Related party transactions during the period include salary and consultancy fees for the nine months ended September 30, 2014 and 2013 as follows:

	For the nine months ended September 30,
	2014	2013
Joe DuRant: CEO, Director	$226,570	$187,500
Frank O Donnell: Executive VP Business Development, Director	-	93,750
Roger Silverthorn: CFO, Director (effective February 1, 2013)	221,362	180,000
David Morgan, CFO (effective July 1, 2014)	30,020	-
Richard Fosgitt, Director	221,362	24,176
Thomas Cote': Director	15,000	-
Total	$714,313	$485,426

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The Company has recorded $10,231 in payroll tax liabilities during the quarter ended September 30, 2014 related to payments made to its executives.

Preferred, Common Stock Payments to Officers, Directors

	Accrued Compensation to be issued in Class B Preferred Shares	Class B Convertible Preferred Issued ($10 Par)	Common Stock after Conversion
Joe DuRant: CEO, Director	$139,068	13,907	9,595,710
Roger Silverthorn: CFO, Director	159,525	15,953	11,007,225
Richard Fosgitt, Director	72,917	7,292	5,031,250
Thomas Cote': Director	10,417	1,042	718,750
	$381,927	38,194	26,352,935

The accrued compensation obligation of $381,927 was recorded as accrued salaries and wages for $69,427 and stock payable for $312,500 at December 31, 2013 on the consolidated balance sheet. On January 20, 2014, the Board of Directors approved the issue of 38,194 shares of Class B preferred stock in satisfaction of the $381,927 obligation due to the above officers and directors. This obligation has therefore been liquidated as of September 30, 2014.

As of September 30, 2014, the Company has accrued liabilities to officers and directors for compensation in common stock in thr following amounts:

	Accrued Compensation to be issued in Capital Stock	Accrued Board of Director Fee to be issued in Capital Stock	Total	Shares of Common Stock to be issued at September 30, 2014 Market Price
Joe DuRant: CEO, Director	$93,750	$15,000	$108,750	4,707,792
Roger Silverthorn: CFO, Director	$93,750	$15,000	$108,750	4,707,792
Richard Fosgitt, Director	$93,750	$15,000	$108,750	4,707,792
Thomas Cote': Director	-	$15,000	$15,000	649,351
	$281,250	$60,000	$341,250	14,772,727

Blue Atelier Inc. Promissory Note May 20, 2013

On May 20, 2013 the Company received funding pursuant to a promissory note in the amount of $150,000. The promissory note is secured by the break-up fee in the Asset purchase Agreement and Bid Procedures agreement in relation to the purchase of the Davison landfill, preferential payment from funding on any lending agreements related to the purchase of the Davison landfill, and 10,000,000 shares of Company stock. The promissory note bears interest at 6% interest, has a loan premium of $75,000 and matures on July 1, 2013. As of September 30, 2014, this Note was paid in full:

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On December 30, 2013, the $50,000 of cash proceeds received from the issuance of LG Capital Funding, LLC Promissory Note VIII (See Note 7) was used to pay Blue Atelier Inc. outstanding principal and interest. At December 31, 2013, $175,500 principal plus accrued interest of $8,332 is outstanding.

On January 21, 2014, the $30,000 of cash proceeds received from the issuance of GEL Properties, LLC Promissory Note was used to pay Blue Atelier Inc. outstanding principal and interest.

On April 2, 2014, the $105,000 of cash proceeds received from the issuance of Union Capital, LLC Promissory Note was used to pay Blue Atelier Inc. outstanding principal and interest.

On June 27, 2014, the $53,771 of cash proceeds received from the issuance of Union Capital, LLC Promissory Note was used to pay Blue Atelier Inc. outstanding principal upon which the Blue Atelier, Inc. Promissory Note of May 20, 2013 was paid in full.

E World Corp. Promissory Note February 2, 2014

On February 2, 2014, the Company entered into a Convertible Promissory Note (“ Note”) with E World Corp. in the principal amount of $181,662 bearing an 6% annual interest rate, unsecured and maturing February 2, 2016. The Note was in exchange for an accounts payable of the same amount. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 60% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date.

On July 31, 2014, the Company issued a note to Kodiak Capital Group, LLC (see Note 6 – Convertible Notes) for $52,500. Of this amount, $37,500 was used to repay principal on the E World Corp. Promissory Note February 2, 2014 and a $15,000 convertible note was issued to E World Corp. (see Note 6 –Convertible Notes) to further reduce the principal on the E. World Corp. Promissory Note February 2, 2014. The principal balance on the E. World Corp. Promissory Note February 2, 2014 at September 30, 2014 was $130,923.

David Morgan Employment Agreement

On July 1, 2014, the Company executed an employment agreement with David Morgan under which Morgan agreed to become the Company’s Chief Financial Officer (CFO). The agreement expires on July 1, 2016 and calls for Morgan to receive an annual salary of $150,000. He was also granted options to purchase 1,000,000 shares of the Company’s common stock under this agreement. See Note 8 – Stockholders Equity.

Note 5– Operating Lease Commitments

On February 1, 2014, the Company entered into a twelve month lease for office space for its head office at 645 Griswold, Suite 3274, Detroit, Michigan 48226. The monthly lease payment is $1,200.

Note 6 – Convertible Notes

Asher Enterprises Promissory Note VII June 26, 2013

On June 26, 2013, the Company entered into a Convertible Promissory Note (“Note”) with Asher Enterprises, Inc. (“Holder”) in the original principle amount of $32,500 bearing an 8% annual interest rate, unsecured and maturing March 26, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the average of the lowest three trading prices during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $32,500 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $75,198 and derivative expense of $42,498 based on the Black Scholes Merton pricing model.

On November 7, 2013, this Note was assigned to Matthew Morris by the Holder.

In accordance with the terms of the Note, the holder fully converted the Note on March 31, 2014 for 4,500,000 shares of common stock for principal of $32,500 as disclosed in Note 7. During the nine months ended September 30, 2014, a gain in the change of the fair value of derivative of $60,064, amortization of debt discount of $10,119 and loss on settlement of promissory convertible notes of $35,000.

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Asher Enterprises Promissory Note VIII July 10, 2013

On July 10, 2013, the Company entered into a Convertible Promissory Note (“Note”) with Asher Enterprises, Inc. (“Holder”) in the original principle amount of $32,500 bearing an 8% annual interest rate, unsecured and maturing April 8, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the average of the lowest three trading prices during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $32,500 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $68,097 and derivative expense of $35,597 based on the Black Scholes Merton pricing model.

On November 7, 2013, this Note was assigned to Matthew Morris by the Holder.

As of April 15, 2014 the Company failed to file its annual report with the Securities and Exchange Commission thus creating a default according to the terms of the Note. In accordance to the terms of the Note, the default provision requires a penalty of $16,250 to be added the principal of the note. This same amount has been expensed as additional interest expense.

As of September 30, 2014, $32,500 of the debt discount has been amortized. The fair value of the derivative liability at September 30, 2014 is $49,744 resulting in a gain on the change in fair value of the derivative of $10,563. entire debt discount had been amortized as of September 30, 2014.

Asher Enterprises Promissory Note IX December 23, 2013

On December 23, 2013, the Company entered into a Convertible Promissory Note (“Note”) with Asher Enterprises, Inc. (“Holder”) in the original principle amount of $47,500 bearing an 8% annual interest rate, unsecured and maturing September 23, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the average of the lowest three trading prices during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $47,500 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $69,489 and derivative expense of $21,989 based on the Black Scholes Merton pricing model.

In a negotiated settlement of the Note, on April 23, 2014 the holder was paid $72,531 for principal of $47,500 resulting in a loss on settlement of $21,281. During the nine months ended September 30, 2014, a gain in the change of the fair value of derivative of $108,282, amortization of debt discount of $30,511and loss on settlement of promissory convertible notes of $35,000.

JMJ Financial Promissory Note III May 30, 2013

On May 30, 2013, the Company received cash proceeds of $25,000 with an original issue discount of $7,481 on the third tranche of the Convertible Note (“Note”) with JMJ Financial. The Company recorded a debt discount in the amount of $32,481 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the Note. Further, the Company recognized a derivative liability of $280,960 and derivative expense of $255,960 based on the Black Scholes Merton pricing model.

In accordance with the terms of the Note, the JMJ Financial partially converted the Note on December 2, 2013 for 7,400,000 shares of common stock for principal and interest of $28,897 as disclosed in Note 8 resulting in a loss on settlement of promissory convertible notes of $252,303.

In accordance with the terms of the Note, the holder fully converted the Note on December 2, 2013 for 7,400,400 shares, and on April 3, 2014 for 919,671 shares of common stock for principal of $32,481 as disclosed in Note 7. During the nine months ended September 30, 2014, a gain in the change of the fair value of derivative of $6,622, amortization of debt discount of $13,348 and loss on settlement of promissory convertible notes of $8,093.

JMJ Financial Promissory Note IV August 18, 2013

On August 18, 2013, the Company received cash proceeds of $30,000 with an original issue discount of $5,377 on the fourth tranche of the Convertible Note (“Note”) with JMJ Financial. The Company recorded a debt discount in the amount of $35,377 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the Note. Further, the Company recognized a derivative liability of $51,643 and derivative expense of $21,643 based on the Black Scholes Merton pricing model.

.In accordance with the terms of the Note, the holder fully converted the Note on March 6, 2014 for 2,500,400 shares and on April 3, 2014 for 4,278,860 shares of common stock for principal of $35,377 as disclosed in Note 7. During the nine months ended June 30, 2014, a loss in the change of the fair value of derivative of $74,290, amortization of debt discount of $22,292 and loss on settlement of promissory convertible notes of $58,791.

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JMJ Financial Promissory Note V September 25, 2013

On September 25, 2013, the Company received cash proceeds of $25,000 with and original issue discount of $4,481 on the fifth tranche of the Convertible Note (“Note”) with JMJ Financial. The Company recorded a debt discount in the amount of $29,481 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the Note. Further, the Company recognized a derivative liability of $47,618 and derivative expense of $22,618 based on the Black Scholes Merton pricing model.

As of April 15, 2014 the Company failed to file its annual report with the Securities and Exchange Commission thus creating a default according to the terms of the Note. In accordance to the terms of the Note, the default provision requires a penalty of $14,741 to be added the principal of the note. This same amount has been expensed as additional interest expense.

As of September 30, 2014, $29,481 of the debt discount has been amortized. The fair value of the derivative liability at June 30, 2014 is $48,263 resulting in a gain on the change in fair value of the derivative of $17,298. The Note is shown net of a debt discount of $7,027 at September 30, 2014.

JMJ Financial Promissory Note VI December 9, 2013

On December 9, 2013, the Company received cash proceeds of $50,000 with an original issue discount of $8,962 on the sixth tranche of the Convertible Note (“Note”) with JMJ Financial. The Company recorded a debt discount in the amount of $58,962 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the Note. Further, the Company recognized a derivative liability of $434,130 and derivative expense of $384,130 based on the Black Scholes Merton pricing model.

As of April 15, 2014 the Company failed to file its annual report with the Securities and Exchange Commission thus creating a default according to the terms of the Note. In accordance to the terms of the Note, the default provision requires a penalty of $29,481 to be added the principal of the note. This same amount has been expensed as additional interest expense.

As of September 30, 2014, $47,654 of the debt discount has been amortized. The fair value of the derivative liability at September 30, 2014 is $97,427 resulting in a gain on the change in fair value of the derivative of $35,358. The Note is shown net of a debt discount of $26,169 at September 30, 2014.

LG Capital Funding, LLC Promissory Note II July 18, 2013

On July 18, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $26,500 bearing an 8% annual interest rate, unsecured and maturing April 16, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $26,500 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $84,191 and derivative expense of $57,691 based on the Black Scholes Merton pricing model.

In accordance with the terms of the Note, the holder fully converted the Note on January 30, 2014 for 3,566,996 shares of common stock for principal of 26,500 and interest of $1,144 as disclosed in Note 8. During the nine months ended September 30, 2014, a gain in the change in the fair value of derivative of $60,192, amortization of debt discount of $10,445and loss on settlement of promissory convertible notes of $19,440 for this Note was recorded.

LG Capital Funding, LLC Promissory Note III August 30, 2013

On August 30, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $32,000 bearing an 8% annual interest rate, unsecured and maturing May 27, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $32,000 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $66,705 and derivative expense of $34,705 based on the Black Scholes Merton pricing model.

In accordance with the terms of the Note, the holder fully converted the Note on March 31, 2014 for 5,536,088 shares of common stock for principal of 32,000 and interest of $1,493 as disclosed in Note 8. During the nine months ended September 30, 2014, a gain in the change in the fair value of derivative of $74,338, amortization of debt discount of $17,582 and loss on settlement of promissory convertible notes of $91,069 for this Note was recorded.

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LG Capital Funding, LLC Promissory Note IV September 18, 2013

On September 18, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $26,500 bearing an 8% annual interest rate, unsecured and maturing June 27, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $26,500 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $45,285 and derivative expense of $18,785 based on the Black Scholes Merton pricing model.

As of April 15, 2014 the Company failed to file its annual report with the Securities and Exchange Commission thus creating a default according to the terms of the Note. In accordance to the terms of the Note, the default provision requires a penalty of $13,250 to be added the principal of the note. This same amount has been expensed as additional interest expense.

As of September 30, 2014, $26,500 of the debt discount has been amortized. The fair value of the derivative liability at September 30, 2014 is $54,475 resulting in a loss on the change in fair value of the derivative of $6,910. The Note is shown net of a debt discount of $0 at September 30, 2014.

LG Capital Funding, LLC Promissory Note VI November 18, 2013

On November 18, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $30,000 bearing an 8% annual interest rate, unsecured and maturing August 18, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $30,000 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $77,099 and derivative expense of $47,099 based on the Black Scholes Merton pricing model.

As of April 15, 2014 the Company failed to file its annual report with the Securities and Exchange Commission thus creating a default according to the terms of the Note. In accordance to the terms of the Note, the default provision requires a penalty of $15,000 to be added the principal of the note. This same amount has been expensed as additional interest expense.

As of September 30, 2014, $30,000 of the debt discount has been amortized. The fair value of the derivative liability at September 30, 2014 is $60,173 resulting in a loss on the change in fair value of the derivative of $22,287. The Note is shown net of a debt discount of $0 at September 30, 2014.

LG Capital Funding, LLC Promissory Note VII November 27, 2013

On November 27, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $26,500 bearing an 8% annual interest rate, unsecured and maturing August 27, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $26,500 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $214,287 and derivative expense of $187,787 based on the Black Scholes Merton pricing model.

As of April 15, 2014 the Company failed to file its annual report with the Securities and Exchange Commission thus creating a default according to the terms of the Note. In accordance to the terms of the Note, the default provision requires a penalty of $13,250 to be added the principal of the note. This same amount has been expensed as additional interest expense.

As of September 30, 2014, $20,869 of the debt discount has been amortized. The fair value of the derivative liability at June 30, 2014 is $53,153 resulting in a loss on the change in fair value of the derivative of $36,933. The Note is shown net of a debt discount of $0 at September 30, 2014.

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LG Capital Funding, LLC Promissory Note VIII December 30, 2013

On December 30, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $50,000 bearing an 8% annual interest rate, unsecured and maturing September 30, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $50,000 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $136,117 and derivative expense of $86,117 based on the Black Scholes Merton pricing model.

On December 30, 2013, the $50,000 of cash proceeds received from the issuance of LG Capital Funding, LLC Promissory Note VIII was used to pay Blue Atelier Inc. outstanding principal and interest.

In accordance with the terms of the Note, the holder fully converted the Note on January 9, 2014 and January 16, 2014 for 5,124,544 shares of common stock for principal and interest of $50,000 as disclosed in Note 8. During the nine months ended September 30, 2014, a gain in the change in the fair value of derivative of $135,553, amortization of debt discount of $49,818 and loss on settlement of promissory convertible notes of $54,585 for this Note was recorded.

LG Capital Funding, LLC Promissory Note IX January 6, 2014

On January 6, 2014, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $52,000 bearing an 8% annual interest rate, unsecured and maturing September 30, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $52,000 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $98,265 and derivative expense of $46,265 based on the Black Scholes Merton pricing model.

As of April 15, 2014 the Company failed to file its annual report with the Securities and Exchange Commission thus creating a default according to the terms of the Note. In accordance to the terms of the Note, the default provision requires a penalty of $26,000 to be added the principal of the note. This same amount has been expensed as additional interest expense.

As of September 30, 2014, $52,000 of the debt discount has been amortized. The fair value of the derivative liability at September 30, 2014 is $104,300 resulting in a gain on the change in fair value of the derivative of $4,365. The Note is shown net of a debt discount of $0 at September 30, 2014.

Matthew Morris Promissory Note I November 8, 2013

On November 8, 2013, the Company entered into a Convertible Promissory Note (“Note”) with Matthew Morris (“Holder”) in the original principle amount of $46,500 bearing an 8% annual interest rate, unsecured and maturing August 8, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 65% of the market price which means average trading price during the three trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $46,500 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $62,721 and derivative expense of $16,221 based on the Black Scholes Merton pricing model.

As of September 30, 2014, $46,500 of the debt discount has been amortized. The fair value of the derivative liability at September 30, 2014 is $55,789 resulting in a gain on the change in fair value of the derivative of $4,. The Note is shown net of a debt discount of $0 at September 30, 2014.

GEL Properties, LLC Promissory Note I January 20, 2014

On January 20, 2014, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $30,000 bearing an 6% annual interest rate, unsecured and maturing January 21, 2015. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 65% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $30,000 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $43,649 and derivative expense of $13,649 based on the Black Scholes Merton pricing model.

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In accordance with the terms of the Note, the holder fully converted the Note on January 30, 2014, February 27, 2014, and March 11, 2014 for 3,751,895 shares of common stock for principal and interest of $30,000 as disclosed in Note 8. During the nine months ended September 30, 2014, a gain in the change in the fair value of derivative of $43,649, amortization of debt discount of $30,000 and gain on settlement of promissory convertible notes of $3,600 for this Note was recorded.

GEL Properties, LLC Promissory Note II January 21, 2014

On January 21, 2014, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $65,000 bearing an 6% annual interest rate, unsecured and maturing January 21, 2015. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 65% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $65,000 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $86,035 and derivative expense of $21,035 based on the Black Scholes Merton pricing model.

As of September 30, 2014, $4,877 of the debt discount has been amortized. The fair value of the derivative liability at September 30, 2014 is $53,610 resulting in a loss on the change in fair value of the derivative of $13,481. The Note is shown net of a debt discount of $20,123 at September 30, 2014.

Typenex Co-Investment, LLC Promissory Note I February 13, 2014

On February 13, 2014, the Company entered into a Convertible Promissory Note (“Note”) with Typenex Co-Investment, LLC (“Holder”) in the initial principle amount of $150,000 bearing an 10% annual interest rate, unsecured and maturing May 13, 2015. Typenex Co-Investment is committed to issue additional Convertible Promissory Notes in $50,000 tranches up to a total investment of $550,000. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a fixed conversion price of $0.025 per share subject to a reduction if the Company share price falls below the conversion price. The Investor will receive a warrant to purchase shares of the Company exercisable for a period of 5 years from the closing. The number of warrants will be calculated at 30% of the maturity amount of the tranche’s exercised by the Company. As of September 30, 2014, the Company had issued 1,500,000 warrants in accordance with the terms of this NoteThe exercise price of the warrant will be $0.025 per share. The Company recorded a debt discount in the amount of $112,688 for the note and $51,484 for the warrants in connection with the initial valuation of the derivative liability of the note and warrants to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $51,484 for the warrants at inception, a derivative liability of $112,688 for the conversion at inception, and derivative expense of $23,770 based on the Black Scholes Merton pricing model.

As of April 15, 2014 the Company failed to file its annual report with the Securities and Exchange Commission thus creating a default according to the terms of the Note. In accordance to the terms of the Note, the default provision requires a penalty of $83,750 to be added the principal of the note. This same amount has been expensed as additional interest expense.

On September 19, 2014, the Company borrowed an additional $25,000 under this note.

As of September 30, 2014, $75,000 of the debt discount for the Note and warrants has been amortized. The fair value of the derivative liability of the Note and the warrants at September 30, 2014 is $135,438 and $33,168, respectively, resulting in a gain on the change in fair value of the derivative of $135,438 on the Note and a loss on the change in fair value of the derivative of $5,796 on the warrants in the nine months ended September 30, 2014. The Note and warrants are shown net of a debt discount of $75,000 at September 30, 2014.

See also Note 9 – Subsequent Events

Union Capital, LLC Promissory Note I April 2, 2014

On April 2, 2014, the Company entered into a Convertible Promissory Note (“Note”) with Union Capital, LLC (“Holder”) in the original principle amount of $100,000 bearing an 9% annual interest rate, unsecured and maturing April 2, 2015. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $100,000 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $148,053 and derivative expense of $48,053 based on the Black Scholes Merton pricing model.

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As of September 30, 2014, $49,589 of the debt discount has been amortized. The fair value of the derivative liability at September 30, 2014 is $107,821 resulting in a gain on the change in fair value of the derivative of $1,844. The Note is shown net of a debt discount of $50,411 at September 30, 2014.

Union Capital, LLC Promissory Note III April 2, 2014

On April 2, 2014, the Company entered into a Convertible Promissory Note (“Note”) with Union Capital, LLC (“Holder”) in the original principle amount of $100,000 bearing an 9% annual interest rate, unsecured and maturing April 2, 2015. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $105,000 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $155,456 and derivative expense of $50,456 based on the Black Scholes Merton pricing model.

In accordance with the terms of the Note, the Union Capital, LLC partially converted the Note on April 3, 2014 for 1,930,005shares of common stock for principal of $15,000 as disclosed in Note 8 resulting in a loss on settlement of promissory convertible notes of $12,599.

As of September 30, 2014, $44,630 of the debt discount has been amortized. The fair value of the derivative liability at September 30, 2014 is $106,980 resulting in a loss on the change in fair value of the derivative of $34,566. The Note is shown net of a debt discount of $45,370 at September 30, 2014.

Union Capital, LLC Promissory Note II April 2, 2014

On June 30, 2014, the Company entered into a Convertible Promissory Note (“Note”) with Union Capital, LLC (“Holder”) in the original principle amount of $34,188 bearing an 9% annual interest rate, unsecured and maturing June 30, 2015. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $34,188 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $46,651 and derivative expense of $12,463 based on the Black Scholes Merton pricing model.

As of September 30, 2014, $8,689 of the debt discount has been amortized. The fair value of the derivative liability at September 30, 2014 is $46,123 resulting in a gain on the change in fair value of the derivative of $518. The Note is shown net of a debt discount of $25,499 at September 30, 2014.

Kodiak Capital Group Note 7.31.14

On July 31, 2014, the Company entered into a Convertible Promissory Note (“Note”) with Kodiak Capital Group, LLC (“Holder”) in the original principle amount of $52,500 bearing a 15% annual interest rate, unsecured and maturing October 31, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the thirty trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $52,355 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $52,355 based on the Black Scholes Merton pricing model.

The proceeds from this note were used as follows: $37,500 was used to repay principal on the E World Corp. Promissory Note February 2, 2014 and $15,000 was retained by the Holder as a discount.

As of September 30, 2014, 15,064 of the debt discount has been amortized. The fair value of the derivative liability at September 30, 2014 is $79,089, resulting in a loss on the change in fair value of the derivative of $26,374 for the nine months ended September 30, 2014. The Note is shown net of debt discount of $37,291 at September 30, 2014.

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Blue Atelier Inc. Note 8.8.14

On August 5, 2014, the Company entered into a Convertible Promissory Note (“Note”) with Blue Atelier Inc. (“Holder”) in the original principle amount of $35,000 earing a 9% annual interest rate, unsecured and maturing September 30, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the twenty trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $34,051 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $34,051 based on the Black Scholes Merton pricing model.

As of September 30,2014, $9,212 of the debt discount had been amortized. The fair value of the derivative liability at September 30, 2014 was $48,656, resulting in a loss on the change in fair value of the derivative liability of $48,656 for the nine months ended September 30, 2014. The Note is shown net of unamortized debt discount of $24,839 as of September 30, 2014.

E World Corp. Note 8.8.14

On August 5, 2014, the Company entered into a Convertible Promissory Note (“Note”) with E World Corp. (“Holder”) in the original principle amount of $15,000 earing a 9% annual interest rate, unsecured and maturing September 15, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the twenty trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $14,593 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $14,593 based on the Black Scholes Merton pricing model.

As of September 30,2014, $3,948 of the debt discount had been amortized. The fair value of the derivative liability at September 30, 2014 was $20,852, resulting in a loss on the change in fair value of the derivative liability of $6,259 for the nine months ended September 30, 2014. The Note is shown net of unamortized debt discount of $10,645 as of September 30, 2014.

The derivative liability of the Notes was measured using the Black-Scholes model based on the following assumptions:

Stock price – closing price of the Company stock on the valuation date ($0.0038-$0.145)

Exercise price – based on conversion formula on the valuation date ($0.0013-$0.1073)

Volatility – expected standard deviation based on historical volatility of the stock (213% - 546%)

Expected life – remaining life to the maturity date (0.23 years – 1.0 years)

Discount rate – Treasury bill rates based for the expected life on the valuation date (0.09%-0.15%)

Note 7 - Notes Payable

On September 26, 2014, the Company entered into a Promissory Note (“ Note”) with E World Corp. (“Holder”) in the principal amount of $71,500 bearing a 9% annual interest rate, unsecured and maturing November 10, 2014. Additionally, the Note calls for the issuance of a stock dividend equal to the loan amount. $10,250 was outstanding under this Note as of September 30, 2014. See also Note 9 – Subsequent Events.

Note 8 – Stockholders' Equity

The Company is authorized to issue an aggregate of 300,000,000 shares of common stock with a par value of $0.001. The Company is also authorized to issue 20,000,000 shares of undesignated stated value $0.001 preferred stock, of which 13,420 shares of Class A preferred stock (“Class A”) with a stated value of $10; 100,000 shares of Class B (“Class B”) preferred stock with a stated value of $10; and 100,000 shares of Class C (“Class C”) preferred stock with a stated value of $10 have been designated and authorized.

The preference term of the Class A and Class B is five years with conversion rights to common shares at any time after six months. Each Class A, Class B, and Class C is convertible into 2,857.14, 690 shares, and 592 shares of common stock, respectively. Each Class A, each Class B, and each Class C share is entitled to 2,857.14 votes, 3,450 votes, and 592 votes, respectively, on any matter that is brought to a vote of the common stock holders.

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Other Stock Issuances

On January 26, 2012, FINRA approved the 5 to 1 reverse stock split of our issued and outstanding common stock. The stock split has been retroactively applied to these financial statements resulting in a decrease in the number of shares of common stock outstanding with a corresponding increase in additional paid-in capital. All shares amounts have been retroactively restated to reflect this reverse stock split.

On April 3, 2012, the Company settled accounts payable totalling $131,878 of amounts outstanding since 2009. On April 19, 2012, the accounts payable totalling $121,878 were settled through the issuance of 13,000,000 shares of common stock. On the date of settlement the closing price of the Company’s common stock was $0.10 per share, resulting in a loss on settlement of $518,122 during the year ended December 31, 2012.

On April 17, 2012, the Board of Directors of the Company approved the issuance of 13,000,000 shares of restricted common stock to key executives and directors of the Company as a bonus incentive.

On June 27, 2012 the Company announced that its Board of Directors approved a one share for one share stock dividend of the Company’s common stock, regarding this as an effective forward split. Each shareholder of record at the close of business on June 29, 2012 received one additional share for every outstanding share held on the record date. The Articles were amended to reflect this on July 16, 2012 and this received FINRA approval on July 27, 2012.

On June 27, 2012, the Company entered into a stock purchase agreement with Diamond Transport Ltd. under which the company will sell one million shares of common stock at $0.50 per share with a closing of the sale on or before July 15, 2012 with $100,000 to be received as an advance payment on July 05, 2012. The advance payment of $100,000 was received on July 20, 2012 and a further $50,000 received on August 20, 2012 and the closing date of the transaction will be upon receipt of the outstanding balance of $350,000. As of December 31, 2012, the shares have not been issued, and as such the Company has recorded $150,000 as stock payable.

On January 22, 2013, the Company entered into an assignment agreement with E World Corp., an entity under common control, whereby E World Corp. agreed to purchase the outstanding subscription agreement from Diamond Transport Ltd. for $75,000 payable in three monthly cash installments of $25,000, with the last payment due on March 22, 2013. As of December 31, 2013, the Company has received $75,000 cash from eWorld Corp. The Company recorded the cash receipt of $75,000 as additional paid-in capital as of December 31, 2013, due to the related party relationship. The $150,000 stock payable to Diamond Transport was reversed and any further liability to Diamond Transport Ltd. was assumed by eWorld Corp.

On April 22, 2013, the Board of Directors approved the issue of 6,880 Class A Preferred Shares at $10 par value to Frank A. O’Donnell and 6,540 Class A Preferred Shares at $10 par value to Joseph L. DuRant for the conversion of debt totaling $134,200. The fair value of the shares issued was $134,200 based on the quoted market price of the shares on the date of approval on an as converted basis.

On January 20, 2014, the Board of Directors approved the issue of 38,194 of Class B Preferred Shares at $10 par value as described in Note 4.

On April 2, 2014, pursuant to an agreement, the Board of Directors approved the issue of 8,783 of Class C Preferred Shares at $10 par value to Joseph L. DuRant in exchange for the voluntary surrender of 5,200,000 shares of common stock.

On April 3, 2014, pursuant to an agreement, the Board of Directors approved the issue of 15,557 of Class C Preferred Shares at $10 par value to Green Renewable Energy Solutions, Inc. in exchange for the voluntary surrender of 9,209,334 shares of common stock. Green Renewable Energy Solutions, Inc. is wholly owned by Joseph L. DuRant, president of the Company.

On February 13, 2014, pursuant to an agreement, Carmel Advisors LLC was issued 5,000,000 shares of common stock as payment for consulting services to be provided by Carmel Advisors LLC. The services shall include, but are not limited to, the development, implementation and maintenance of an ongoing program to increase the investment community’s awareness of the Company’s activities and to stimulate the investment community’s interest in the Company.

On May 2, 2014, pursuant to an agreement, the Board of Directors approved the issue of 15,000,000 shares of common stock as partial payment for an Equity Purchase Agreement with Kodiak Capital Group, LLC. The final terms of the agreement were met by the Company on October 20, 2014. The Equity Purchase Agreement with Kodiak Capital Group, LLC, provides the Company the right to sell up to $5,000,000 of the Company’s common stock, subject to conditions the Company must satisfy as set forth in the Agreement.

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Stock issued during the quarter to date ending June 30, 2014 was valued at the closing market price of the shares on either the date approved by the Board of Directors, the date of settlement, or the date the services have been deemed rendered.

Stock Issued for Settlement of Convertible Notes Payable

Date of Issue	Stock Issues for year ended December 31, 2014	Number of Shares issued	Purpose of Issue	Conversion Price based on the Conversion Formula in the Notes	Principal and Interest Converted
January 9, 2014	LG Capital Funding, LLC	2,094,241	Debt Conversion	$0.010	$20,000
January 16, 2014	LG Capital Funding, LLC	3,030,303	Debt Conversion	$0.010	$30,000
January 30, 2014	LG Capital Funding, LLC	3,566,996	Debt Conversion	$0.008	$27,644
January 30, 2014	GEL Properties, LLC	2,000,000	Debt Conversion	$0.008	$16,796
February 27, 2014	GEL Properties, LLC	1,500,000	Debt Conversion	$0.008	$11,301
March 6, 2014	JMJ Financial	2,500,000	Debt Conversion	$0.005	$13,613
March 11, 2014	GEL Properties, LLC	251,895	Debt Conversion	$0.008	$1,903
March 21, 2014	LG Capital Funding, LLC	5,536,088	Debt Conversion	$0.006	$33,493
March 31, 2014	Matthew Morris	4,500,000	Debt Conversion	$0.007	$32,500
April 3, 2014	JMJ Financial	5,198,531	Debt Conversion	$0.006	$28,592
April 3, 2014	Union Capital, LLC	1,930,005	Debt Conversion	$0.008	$15,000

Total		32,108,059			$230,841

Date of Issue	Stock Issues for year ended December 31, 2014	Number of Shares issued	Purpose of Issue	Price on date of issue	Market value of shares issued
March 31, 2014	Carmel Advisors, LLC	5,000,000	Services	$0.017	$86,000
May 2, 2014	Kodiak Capital	15,000,000	Services	$0.017	$253,500

Totals		52,108,059			$570,341

During the nine months ended September 30, 2014, the Company issued at total of 32,108,059 shares of common stock for debt conversion for an aggregate fair value of $529,894 based on the closing price the date the stock was issued. The difference between the fair value of the shares of common stock issued of $529,894 and the principal and interest converted of $230,842 is recorded as a loss on settlement of promissory notes and interest of $299,052 in the consolidated statements of operations.

As of September 30, 2014 and December 31, 2013, the Company had 192,132,774 and 163,934,049 shares of common stock outstanding respectively..

Stock Payable

On August 14, 2012, the Company entered into 6 month professional services agreement, whereby the Company pays the consultant $5,000 cash and $5,000 worth of common stock each month. As of June 30, 2014 and December 31, 2013, the Company has recorded $30,000 in stock payable related to this contract.

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On July 1, 2012, the Company entered into a nine month professional services agreement, whereby the Company pays the consultant 250,000 share of common stock. As of June 30, 2014 and December 31, 2013, the Company has an obligation for 120,000 shares of common stock valued at $6,612.

On November 1, 2012, the Company entered into a professional services agreement, whereby the Company agreed to pay the consultant $50,000 for services for the Company's common stock. As of June 30, 2014 and December 31, 2013, the no shares have been issued and the obligation has been recorded as stock payable.

On September 20, 2012, the Company entered into an employment agreement whereby the Company agreed to issue 50,000 shares of common stock valued at $6,995 as a commencement bonus. As of June 30, 2014 and December 31, 2013, no shares have been issued and the obligation has been recorded as stock payable.

On April 22, 2013, the Board of Directors approved the issue of 5,714,286 shares of common stock to E World Corp. and 1,941,714 shares of common stock to Blue Atelier, Inc. for settlement of accounts payable totaling $26,796. The fair value of the shares to be issued is $22,968 based on the quoted market price of the shares on the date of approval. The excess of the accounts payable settled over the fair value of the shares issue of $3,828 is recorded as additional paid-in capital due to the related party relationship. As of June 30, 2014 and December 31, 2013, no shares were issued and the $22,968 for this obligation was recorded as stock payable.

At January 20, 2014, the Board of Directors approved the issue of 38,193 shares of Class B preferred stock for officer compensation for services provided in 2013 and were issued. The fair value of the shares to be issued is $574,495 based on the quoted market price of the shares on the date of approval. The excess of the accrued wages over the fair value of the shares issued of $192,565 is recorded as additional paid-in capital due to the related party relationship. As of December 31, 2013, no shares were issued and the $312,500 for this obligation was recorded as stock payable. As of June 30, 2014 the preferred shares had been issued and removed from stock payable.

On January 10, 2014, the Board of Directors approved the issue of capital stock as additional compensation for the officers and Board of Director members. The amount of dollars authorized, to whom they are authorized, and the dollar amount of shares each represent is shown in the chart below. As of September 30, 2014 this amount of $341,250 was recorded as stock payable.

	Accrued Compensation to be issued in Capital Stock	Accrued Board of Director Fee to be issued in Capital Stock	Total	Shares of Common Stock to be issued at September 30, 2014 Market Price
Joe DuRant: CEO, Director	$93,750	$15,000	$108,750	4,707,792
Roger Silverthorn: CFO, Director	$93,750	$15,000	$108,750	4,707,792
Richard Fosgitt, Director	$93,750	$15,000	$108,750	4,707,792
Thomas Cote': Director	-	$15,000	$15,000	649,351
	$281,250	$60,000	$341,250	14,772,727

On March 12, 2014 two shareholders loaned their shares to the company in exchange for a note. The note is payable when shares are available and will be paid at a 50% premium. The total shares returned to treasury were 9,500,000 shares and will be repaid with 14,250,000 shares when available and are recorded as stock payable for $213,750. The premium has been expensed as other financing costs. The shares were valued at the fair value on the day of the transaction.

On September 26, 2014, the Company entered into a Promissory Note (“ Note”) with E World Corp. (“Holder”) in the principal amount of $71,500 bearing a 9% annual interest rate, unsecured and maturing November 10, 2014. Additionally, the Note calls for the issuance of a stock dividend equal to the loan amount. $10,250 was outstanding under this Note as of September 30, 2014. See also Note 7 – Notes Payable and Note 9 – Subsequent Events. Shares of Common Stock to be issued under this note at September 30, 2014 market prices totalled 3,095,238.

Warrants

On May 13, 2014, the Company issued warrants to Typenex Co-Investment LLC for 1,500,000 shares of the Company’s common stock exercisable at $.05 per share. The warrants expire on February 13, 2019. The warrants were issued in conjunction with an advance on a promissory note issued to that entity. See also Typenex Co-Investment , LLC Promissory Note I February 13, 2014 in Note 6 – Convertible Notes.

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Stock Options

On July 1, 2014, the Company issued options to David Morgan, the Company’s CFO, to purchase 1,000,000 shares of the Company’s common stock at the closing price on July 1, 2014. The closing price on that date was $.024 per share. 500,000 of the options vest on July 1, 2015 and the remaining 500,000 vest on July 1, 2016 in accordance with an employment agreement executed on July 1, 2014 between Morgan and the Company. See also Note 4 – Related Party Transactions.

Note 9 - Subsequent Events

On May 16, 2013, the Company and Cirque Energy II, LLC announced a commitment to a merger. The Members of the Cirque Energy II, LLC will receive 43,359,487 shares of the Company’s common stock at closing and another 43,359,487 shares of common stock at such time as the stock price reaches $0.50 per share. As of September 30, 2014, the merger has not closed.

On October 3, 2014, the Company received a $40,000 tranche pursuant to the promissory note issued on September 26, 2014 to E World Corp.

On October 23, 2014, the Company received a $21,000 tranche pursuant to the promissory note issued on September 26, 2014 to E World Corp.

On October 31, 2014, the Company received a $5,000 loan pursuant to the promissory note issued on September 26, 2014 to E World. Corp.

On December 18, 2014, the Company received a $20,000 loan pursuant to a convertible promissory note issued to Union Capital.

On December 19, 2014, the Company received an $18,000 loan pursuant to the convertible promissory note issued to Typenex Co-Investment, LLC dated February 13, 2014. See Note 6 – Convertible Notes.

On December 30, 2014, the Company received a $2,000 pursuant to a promissory note issued to Frank O’Donnell. The note is unsecured and bears interest at 6%. It matures on March 31, 2015 and requires the issuance of $2,000 in shares of the Company’s Common Stock

On January 15, 2015, the Company received a $2,500 pursuant to a promissory note issued to Frank O’Donnell. The note is unsecured and bears interest at 6%. It matures on March 31, 2015 and requires the issuance of $2,500 in shares of the Company’s Common Stock

On January 20, 2015, the Company received a $3,000 pursuant to a promissory note issued to Frank O’Donnell. The note is unsecured and bears interest at 6%. It matures on March 31, 2015 and requires the issuance of $3,000 in shares of the Company’s Common Stock

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ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Background

Cirque Energy, Inc. (“Cirque,” the “Company,” “we,” “us,” or “our company”) was originally incorporated in Florida on July 16, 1998 under the name of Salty’s Warehouse, Inc. and was engaged in selling name-brand consumer products over the Internet. The Company focused on selling consumer electronics and audio-video equipment such as speakers, amplifiers, and tuners, though the Company also sold assorted other goods such as watches, sunglasses and sports games. On December 11, 2006, owners of an aggregate of 22,450,000 shares of our common stock sold all of the shares held by them to a group of approximately 54 purchasers. As a result of this transaction, a change of control in the Company occurred resulting in a change in its name to E World Interactive, Inc. (“E World”). At that time, E World mainly engaged in sales of online game services and media production business in mainland China.

Having operated in this sector for some time, the Company then disposed of its subsidiaries Shanghai E World China Information Technologies Co., Ltd (“E World China”) and Mojo Media Works Limited in August 2008, and following this ceased all business in online game and media production business and became a dormant shell company.

In March 2009, the Company entered into a stock purchase agreement with Blue Atelier, Inc. Blue Atelier acquired 25,000,000 newly issued common stock of E World after it had executed a forty to one reverse split of its issued and outstanding common stock and also entered into a series of agreements with various holders of convertible notes to convert its notes payable plus accumulated interest to E World common stock in the aggregate to 6,872,830 shares of common stock. As a result of this transaction, a change of control in E World occurred with Blue Atelier then owning 75% of the outstanding common stock of E World.

In May 2010, the Company acquired 100% of the outstanding common stock of Media and Technology Solutions, Inc., a Nevada corporation with a variety of media and related interests in rights and emerged from dormant shell status. The consideration for the purchase of Media and Technology was 10,000,000 shares of E World common stock. Blue Atelier Inc., the principal shareholder of Media and Technology, is also the largest shareholder in E World. Following this acquisition, E World moved its principal office to Las Vegas, Nevada. The acquisition of Media and Technology was accounted for in a manner similar to a pooling of interests in accordance with United States generally accepted accounting principles (“GAAP”) because the entities were under common control.

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On September 17, 2011 E World entered into a letter of intent (the “LOI”) with Green Renewable Energy Solutions, Inc. (“GRES”), the purpose of which to acquire the assets of GRES which included certain contracts for the acceptance, processing and disposal of construction and demolition waste. FINRA approved the name change to Green Energy Renewable Solutions, Inc. (“GERS”) and reverse split on January 26, 2012. On January 26, 2012 GERS completed a five-for-one reverse split and on February 4, 2012 E World, including its subsidiary company, Media and Technology Solutions, Inc., was spun out as a separate private company by way of share dividend with one E World share issued for every share held on the date of the reverse split approval. On February 4, 2012 GRES executed the asset purchase agreement (the “Purchase Agreement”) with GERS. Under the terms of the Purchase Agreement, GERS acquired all of the assets of GRES for 6,209,334 shares of its common stock and a further 4,604,666 common shares of deferred consideration.

GERS’ key area of business is focused on the acquisition of waste streams and maximizing their value utilizing recycling, renewable energy production, and environmentally responsible disposal strategies. On June 27, 2012, the Company approved a one-for-one stock dividend for shares held on June 29, 2012 and the dividend shares were issued following FINRA approval on July 27, 2012.

On May 15, 2013 the Company entered into a contribution agreement with Cirque Energy II, LLC (“Cirque LLC”) whereby Cirque LLC would contribute all of its assets in exchange for common stock in the Company. Included in Cirque LLC’s assets were three subsidiary limited liability companies: The Prototype Company, LLC, Gaylord Power Station, LLC, and Midland Renewable Energy Station, LLC. This contribution agreement has not yet been consummated.

In July 2013, Green Energy Renewable Solutions, Inc. changed its name to Cirque Energy, Inc. FINRA approved of the name change and change in the Company’s trading symbol is pending.

Plan of Operations

Cirque’s core business components include proprietary deployable gasification unit (“DGU”) technology and the delivery of clean energy generation solutions as an energy services company (“ESCO”).

DGU Business

•	Under a contract with the Northrop Grumman Corporation, Cirque Energy investigated, obtained research and technical data on the ability to produce a mobile, deployable gasification unit capable of producing field electricity for use by the U.S. Military and other government users.
•	The goal of this engagement was to determine the potential ability to develop, engineer and fabricate a DGU or system capable of converting the currently available byproducts or wastes generated by the U.S. Military in a typical forward operating base (FOB) into electricity. Specifically, waste volumes of between one and ten tons per day.
•	Goal is to make systems simple to operate, highly transportable, reliable, and have minimal special training and maintenance requirements.
•	Northrop Grumman and Cirque Energy are committed to continue technology development for the DGU towards commercialization.
•	Northrop Grumman in partnership with Cirque Energy is producing the first working DGU prototypes for testing and demonstration for military, government, and commercial customers.
•	We anticipate the deployment or the DGU prototypes.
•	Under the agreement, Cirque Energy will lead development, manufacturing, and testing of the initial demonstration DGU’s, with input from Northrop Grumman.
•	Upon successful demonstration, Northrop Grumman will manufacture DGU’s for exclusive sale by Northrop Grumman and Cirque Energy.

Clean Energy Generation Solutions as an Energy Services Company (“ESCO”)

Delivery of clean energy Combined Heat and Power (“CHP”) projects, to industrial, commercial, and municipalities, universities, schools, hospitals (“MUSH”) market customers as well as local, state, and federal governments.

•	Projects to be developed and owned by Cirque Energy.
•	Energy sold to Customer using various structures which required little or no capital outlay by Customer:
•	ESPC – Energy savings performance contract; customer pays Cirque money which otherwise would have gone to utility company in exchange for guaranteed savings.
•	PPA – traditional power purchase agreement.
•	Services contract – energy purchased as a service, thereby allowing customer to treat project as “off-credit.”
•	Lease – Cirque to design, build, finance and lease system to customer.

The Company anticipates acquiring Cirque LLC. Management expects that this acquisition will provide the new entity with several benefits:

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•	Strengthen management team to execute our business plan, includes plant operations, project development, construction, start-up, commissioning, fuel procurement and transportation.
•	Skill sets of the new team mitigate execution risk.
•	New and expanded pipeline of projects and programs in various stages of development.
•	Expanded client relationships, large industrial clients, universities, hospitals, and utilities resulting in more opportunities.
•	Expanded network of project finance relationships and contacts.
•	Our team has vast experience in development, design, financing, construction, and operations, which positions us to successfully take a potential energy project from a vision to completion.

Results of Operations

Below is a comparison of results of operations for the nine months ended September 30, 2014 and September 30, 2013.

The Company reported a net loss of $2,585,815 for the nine months ended September 30, 2014 versus a net loss of $1,917,042 for the nine months ended September 30, 2013.

For the nine months ended September 30, 2014, the primary contributors to the net loss of $2,585,815 were amortization of debt discount of $735,142, executive compensation for the management team of $717,073, interest expense of $392,611, other financing costs of $346,250, loss on settlement of promissory convertible notes of $324,082, derivative expense of $191,921, a loss on settlement of debt of $171,564, professional fees of $159,703, investor relations costs of $98,026, project development costs of $79,214, and a gain on derivative liability of $730,200. For the nine months ended September 30, 2013, the primary contributors to the net loss of $1,917,042 were derivative expense of $705,470, loss on settlement of promissory convertible notes of $633,180, executive compensation for the management team of $533,212, professional fees of $269,856, amortization of debt discount of $244,969, forfeiture of deposit on landfill of $150,000, and a gain on derivative liability of $730,051.

Prior period comparisons of results are impacted by developing operations during the periods covered.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires us to make judgments, assumptions and estimates that affect the amounts reported.  Note 2 of the accompanying notes to the consolidated financial statements describe the significant accounting policies used in the preparation of the financial statements.  Certain of these significant accounting policies are considered to be critical accounting policies, as defined below.

A critical accounting policy is defined as one that is both material to the presentation of our financial statements and requires management to make difficult, subjective or complex judgments that could have a material effect on our financial condition and results of operations.  Specifically, critical accounting estimates have the following attributes:

☐	We are required to make assumptions about matters that are highly uncertain at the time of the estimate; and

☐	Different estimates we could reasonably have used, or changes in the estimate that are reasonably likely to occur, would have a material effect on our financial condition or results of operations.

Estimates and assumptions about future events and their effects cannot be determined with certainty.  We base our estimates on historical experience and on various other assumptions believed to be applicable and reasonable under the circumstances.  These estimates may change as new events occur, as additional information is obtained and as our operating environment changes.  These changes have historically been minor and have been included in the consolidated financial statements as soon as they became known.  Based on a critical assessment of our accounting policies and the underlying judgments and uncertainties affecting the application of those policies, management believes that our financial statements are fairly stated in accordance with accounting principles generally accepted in the United States, and present a meaningful presentation of our financial condition and results of operations.

a)	Impairment of Long-Lived Assets and Intangible Assets

Long-lived assets and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company assesses the recoverability of the long-lived assets and intangible assets (other than goodwill) by comparing the carrying amount to the estimated future undiscounted cash flow associated with the related assets. The Company recognizes impairment of long-lived assets and intangible assets in the event that the net book value of such assets exceeds the estimated future undiscounted cash flow attributed to such assets. The Company uses estimates and judgments in its impairment tests and if different estimates or judgments had been utilized, the timing or the amount of the impairment charges could be different.

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b)	Share-based Payments

The Company records stock-based compensation issued to non-employees or other external entities for goods and services at either the fair market value of the shares issued or the value of the services received, whichever is more readily determinable, using the measurement date guidelines enumerated in FASB ASC 505-50-30.

Liquidity and Capital Resources

During the nine months ended September 30, 2014, net cash used in operating activities totaled $(1,020,221). Cash generated by financing activities was $1,011,182, resulting primarily from the issuance of convertible promissory notes and the addition to stock payable, and cash used in investing activities totaled $419. Decrease in cash for the period was $(8,620).

During the nine months ended September 30, 2013, net cash used in operating activities totaled $(387,923). Cash generated by financing activities was $558,000, resulting primarily from the issuance of convertible promissory notes, and the addition to stock payable and cash used in investing activities totaled $(155,153). Increase in cash for the period was $14,924.

Cash Flow Requirements for Operations

As of September 30, 2014 the Company had available cash of $221. Based on our historical cash needs and our business plan, we require approximately $1,200,000 for operations for the year ending December 31, 2014. We currently have legal and accounting expenses with no revenue generating operations. We rely primarily on the issuance of convertible debt and the sale of our common shares to fund our operating needs.

Going Concern

Our continuation as a going concern is dependent upon obtaining the additional working capital necessary to sustain our current status. As shown in the accompanying financial statements, the Company has an accumulated deficit of $14,090,901 at September 30, 2014. The future of the Company is dependent upon its ability to obtain additional financing. Management plans to seek additional financing through debt or the sale of the Company’s common stock through private placements. There is no assurance that the Company will raise sufficient funds to continue. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements or financing activities with special purpose entities.

ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Not applicable.

ITEM 4.	CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

We carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) as of September 30, 2014. This evaluation was carried out under the supervision of the Company’s Principal Executive Officer and its Principal Financial Officer. Based upon that evaluation, the Principal Executive Officer and Principal Financial Officer concluded that, as of September 30, 2014, our disclosure controls and procedures were not effective.

We performed analysis and other post-closing procedures to ensure that our financial statements are prepared in accordance with generally accepted accounting principles. Accordingly, we believe that the financial statements included in this report fairly present, in all material respects, our financial condition, results of operations, changes in stockholders’ deficit and cash flows for the periods presented.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act are recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is accumulated and communicated to management, including our Principal Executive Officer and Principal Financial Officer, to allow timely decisions regarding required disclosure. Such disclosure controls and procedures are limited in their effect by the limitation of the numbers of staff available to allow for the desirable level of division of responsibilities and oversight of the controls and procedures.

A control system, no matter how well conceived or operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met.

27

Inherent Limitations on the Effectiveness of Controls

A control system, no matter how well conceived or operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met.

Management does not expect that our disclosure controls and procedures or our internal control over financial reporting will prevent or detect all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control systems are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in a cost-effective control system, no evaluation of internal control over financial reporting can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud, if any, have been or will be detected.

These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of a simple error or mistake. Controls can also be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls. The design of any system of controls is based in part on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Projections of any evaluation of controls effectiveness to future periods are subject to risks. Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies or procedures.

Changes in Internal Controls

Our management, with the participation of our Principal Executive Officer and Principal Financial Officer, performed an evaluation to determine whether any change in our internal controls over financial reporting occurred during the nine month period ended September 30, 2014. Based on that evaluation, our Principal Executive Officer and Principal Financial Officer concluded that no change occurred in the Company's internal control over financial reporting during the nine months ended September 30, 2014 that has materially affected, or is reasonably likely to materially affect, the Company's internal controls over financial reporting.

PART II – OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS

No legal proceedings were initiated or served upon the Company in the quarterly period ended September 30, 2014. We are not currently involved in any material legal proceedings. We are not aware of any material legal proceedings pending against us.

ITEM 2.	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

None.

ITEM 3.	DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4.	MINE SAFETY DISCLOSURES

Not applicable.

ITEM 5.	OTHER INFORMATION

None.

ITEM 6.	EXHIBITS

31.1	Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act*
31.2	Certification of Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act *
32.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002**
101.INS	XBRL Instance Document*
101.SCH	XBRL Taxonomy Extension Schema Document*
101.CAL	XBRL Taxonomy Calculation Linkbase Document*
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document*
101.LAB	XBRL Taxonomy Label Linkbase Document*
101.PRE	XBRL Taxonomy Presentation Linkbase Document*

* Filed herewith

** Furnished herewith

28

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRQUE ENERGY, INC.

February 10, 2015	By:	/s/ Joseph L. DuRant
Joseph L. DuRant Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

February 10, 2015	By:	/s/ Joseph L. DuRant
Joseph L. DuRant Chief Executive Officer, President and Director (Principal Executive Officer)

February 10, 2015	By:	/s/ David W. Morgan
David W. Morgan Chief Financial Officer (Principal Financial Officer)

29

Annex C

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2013

Commission File No.000-52438

Cirque Energy, Inc. (F/K/A Green Energy Renewable Solutions, Inc.)

(Exact name of small business issuer as specified in its charter)

Florida	65-0855736
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Penobscot Building, 645 Griswold, Suite 3274, Detroit, MI 48226

(Address of Principal Executive Offices)

888-963-2622

(Issuer’s telephone number)

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Exchange Act: Common Stock, $0.001 par value per share

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☐    No  ☒

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐    No  ☒

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer ☐	Accelerated Filer ☐
Non-Accelerated Filer ☐	Smaller Reporting Company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐    No ☒

The aggregate market value of the voting stock held by non-affiliates of the issuer on June 30, 2013, based upon the $0.013 per share closing price of such stock on that date, was approximately $964,000.

There were 192,532,405 shares of common stock outstanding as of January 12, 2015.

Documents incorporated by reference:  None

FORWARD-LOOKING INFORMATION

This Annual Report on Form 10-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “expects,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predict,” “should” or “will” or the negative of these terms or other comparable terminology. These statements are only predictions; uncertainties and other factors may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels or activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Our expectations are as of the date this Form 10-K is filed, and we do not intend to update any of the forward-looking statements after the date this Annual Report on Form 10-K is filed to confirm these statements to actual results, unless required by law.

PART I

ITEM 1.	BUSINESS

Background

Cirque Energy, Inc. (“Cirque,” the “Company,” “we,” “us” or “our company”) was originally incorporated in Florida on July 16, 1998 under the name of Salty’s Warehouse, Inc. and was engaged in selling name brand consumer products over the Internet. The Company focused on selling consumer electronics and audio-video equipment such as speakers, amplifiers, and tuners, though the Company also sold assorted other goods such as watches, sunglasses and sports games. On December 11, 2006, owners of an aggregate of 22,450,000 shares of our common stock sold all of the shares held by them to a group of approximately 54 purchasers. As a result of this transaction, a change of control in the Company occurred resulting in a change in its name to E World Interactive, Inc. (“E World”). At that time, E World mainly engaged in sales of online game services and media production business in mainland China.

Having operated in this sector for some time, the Company then disposed of its subsidiaries Shanghai E World China Information Technologies Co., Ltd (“E World China”) and Mojo Media Works Limited in August 2008, and following this ceased all business in online game and media production business and became a dormant shell company.

In March of 2009, the Company entered into a stock purchase agreement with Blue Atelier, Inc. Blue Atelier acquired 25,000,000 newly issued common stock of E World after it had executed a forty-to-one reverse split of its issued and outstanding common stock and also entered into a series of agreements with various holders of convertible notes to convert its notes payable plus accumulated interest to E World common stock in the aggregate to 6,872,830 shares of common stock. As a result of this transaction, a change of control in E World occurred with Blue Atelier then owning 75% of the outstanding common stock of E World.

In May 2010, the Company acquired 100% of the outstanding common stock of Media and Technology Solutions, Inc., a Nevada corporation with a variety of media and related interests in rights and emerged from dormant shell status. The consideration for the purchase of Media and Technology was 10,000,000 shares of E World common stock. Blue Atelier Inc., the principal shareholder of Media and Technology, is also the largest shareholder in E World. Following this acquisition, E World moved its principal office to Las Vegas, Nevada. The acquisition of Media and Technology was accounted for in a manner similar to a pooling of interests in accordance with accounting principles generally accepted in the United States because the entities were under common control.

On September 17, 2011 E World entered into a letter of intent (the “LOI”) with Green Renewable Energy Solutions, Inc. (“GRES”), the purpose of which to acquire the assets of GRES which included certain contracts for the acceptance, processing and disposal of construction and demolition waste. On January 26, 2012 Green Energy Renewable Solutions, Inc. (“GERS”) completed a 5-for-1 reverse split and on February 4, 2012 E World, including its subsidiary company, Media and Technology Solutions, Inc., was spun out as a separate private company by way of share dividend with one E World share issued for every share held on the date of the reverse split approval. FINRA approved the name change and reverse split on January 26, 2012. On February 4, 2012 GRES executed the asset purchase agreement (the “Purchase Agreement”) with GERS. Under the terms of the Purchase Agreement, GERS acquired all of the assets of GRES for 6,209,334 shares of its common stock and a further 4,604,666 common shares of deferred consideration.

GERS’s is focused on the acquisition of waste streams and maximizing their value utilizing recycling, renewable energy production, and environmentally responsible disposal strategies. On June 27, 2012, the Company approved a 1-for-1 stock dividend for shares held on June 29, 2012 and the dividend shares were issued following FINRA approval on July 27, 2012.

1

On May 15, 2013 the Company entered into a contribution agreement with Cirque Energy II, LLC (“Cirque LLC”) whereby Cirque LLC would contribute all of its assets in exchange for common stock in the Company. Included in Cirque LLC’s assets were three subsidiary limited liability companies; The Prototype Company LLC, Gaylord Power Station, LLC, and Midland Renewable Energy Station, LLC. This contribution agreement has not yet been consummated.

In July 2013, Green Energy Renewable Solutions, Inc. changed its name to Cirque Energy, Inc. FINRA approval of the name change and change in the Company’s trading symbol are pending.

General

Cirque’s core business components include proprietary deployable gasification unit (“DGU”) technology and the delivery of clean energy generation solutions as an energy services company (“ESCO”).

DGU Business

•	Under a contract with the Northrop Grumman Corporation, Cirque Energy investigated, obtained research and technical data on the ability to produce a mobile, deployable gasification unit capable of producing field electricity for use by the U.S. Military and other government users.
•	The goal of this engagement was to determine the potential ability to develop, engineer and fabricate a DGU or system capable of converting the currently available byproducts or wastes generated by the U.S. Military in a typical forward operating base (FOB) into electricity. Specifically, waste volumes of between one and ten tons per day.
•	Goal is to make systems simple to operate, highly transportable, reliable, and have minimal special training and maintenance requirements.
•	Northrop Grumman and Cirque Energy are committed to continue technology development for the DGU towards commercialization.
•	Northrop Grumman in partnership with Cirque Energy is producing the first working DGU prototypes for testing and demonstration for military, government, and commercial customers.
•	We anticipate the deployment or the DGU prototypes.
•	Under the agreement, Cirque Energy will lead development, manufacturing, and testing of the initial demonstration DGU’s, with input from Northrop Grumman.
•	Upon successful demonstration, Northrop Grumman will manufacture DGU’s for exclusive sale by Northrop Grumman and Cirque Energy.

Clean Energy Generation Solutions as Energy Services Company (“ESCO”)

Delivery of clean energy Combined Heat and Power (“CHP”) projects, to industrial, commercial, and municipalities, universities, schools, hospitals (“MUSH”) market customers as well as local, state, and federal governments.

•	Projects to be developed and owned by Cirque Energy.
•	Energy sold to Customer using various structures which required little or no capital outlay by Customer:
•	ESPC – Energy savings performance contract; customer pays Cirque money which otherwise would have gone to utility company in exchange for guaranteed savings.
•	PPA – traditional power purchase agreement.
•	Services contract – energy purchased as a service, thereby allowing customer to treat project as “off-credit.”
•	Lease – Cirque to design, build, finance and lease system to customer.

The Company anticipates acquiring Cirque LLC. Management expects that this acquisition will provide the new entity with several benefits:

•	Strengthen management team to execute our business plan, includes plant operations, project development, construction, start-up, commissioning, fuel procurement and transportation.
•	Skill sets of the new team mitigate execution risk.
•	New and expanded pipeline of projects and programs in various stages of development.
•	Expanded client relationships, large industrial clients, universities, hospitals, and utilities resulting in more opportunities.
•	Expanded network of project finance relationships and contacts.
•	Our team has vast experience in development, design, financing, construction, and operations, which positions us to successfully take a potential energy project from a vision to completion.

2

Energy Services and Performance Contracting

Cirque is keenly aware of the impact of current U.S. shale gas developments on natural gas markets and gas consumers. Because of the relative low prices of natural gas, ($3.00-4.00 Henry Hub, 2013) and high electric utility prices, the opportunities for onsite combined heat and power projects (“CHP”) have never been greater. Cirque sees many opportunities at facilities in the municipal, university, schools and hospital market (also known as the MUSH market) and industry that burn natural gas. Typically, these facilities have natural gas boilers for heat and process. By replacing these facilities with CHP systems such as micro turbines, reciprocating engines, or gas turbines with heat recovery boilers these facilities can see dramatic energy cost savings.

Cirque plans to pursue projects as an Energy Services Company (“ESCO”) to design, build, own, operate, and finance CHP projects in the MUSH and industrial markets. Under this model, Cirque intends to provide an initial energy audit or feasibility study for the customer, to demonstrate the economic savings that can be realized by installing a CHP system. Further, using our strategic partners (Hannon Armstrong and Veolia Energy), Cirque can offer these customers an Energy Savings Performance Contract (“ESPC”), whereby Cirque will capitalize the project for the customer, with payments from the customer coming from their current utility bill budget. Therefore, the customer can realize the energy savings without having to incur the expense of the project. Typically the ESPC with the customer is expected to be over a term of 10-20 years.

Energy Technology Development - Small scale CHP Gasifier

Northrop Grumman retained us in 2012 to research the potential to develop a viable Deployable Gasification Unit (“DGU”) for the U.S. military. The objective of the unit design was to provide a cost effective, reliable and simple to operate system that would utilize garbage and other wastes generated by the military at its forward operating bases to generate energy. The system would further be capable of operating in the 100kW to 500kW output range utilizing existing inventory of diesel generators, while using a diverse range of waste fuels comparable to those generated in the field.

Further, the Company has determined that the potential for commercial deployment of the system in the private sector expands the system applications far beyond the original government/military market assumptions. The resulting conclusion that the concept design capabilities and market applications met and exceeded the established project parameters led to the Cirque Energy/Northrop Grumman partnership.

The concept of the DGU is to take waste materials of up to 10 tons per day and use the material as fuel in a small gasifier to provide up to 1.0 MW of electricity and thermal heat. The DGU as planned is small in size, taking up the space of approximately 2-3 standard 20’ shipping containers. Power generation is accomplished by gasifying the waste (garbage) to generate a combustible syngas that is co-fired in a standard diesel or natural gas internal combustion engine. The engine runs constantly on the syngas, but the primary fuel can be utilized when no waste fuels are available.

In the commercial areas, Cirque envisions using the system for customers who are generating a waste material and have a constant electric demand. This could be industrial customers, wastewater treatment plants, big box stores, distribution centers, universities, schools, and large hospitals. These facilities can see substantial cost savings by avoiding paying for waste disposal, as well as by offset utility costs. Cirque plans on delivering these systems to customers using the ESCO business model.

Northrop Grumman has exclusive marketing rights to the US military and government. Northrop Grumman is one of the leading contract suppliers for military and government. Their reputation and access insures rapid access and the highest probability of success for sales within this market sector.

Cirque will maintain patents rights on certain key components of the DGU systems and will be responsible for the manufacturing and supply of those components to Northrop Grumman for inclusion in the complete DGU system, both for military and commercial units. The development of the two prototypes (one military unit and one commercial unit) is underway with completion of testing to be completed in the 4th quarter 2014 and sales of both types to begin at that time.

Waste to Energy Opportunities

Our management has extensive experience in the waste to energy market. The Company maintains ongoing development opportunities for several projects in this business sector. These projects can take several years to develop; however, the long-term operational results from these projects are expected to be beneficial to the revenue and profits of the Company for many years. Management continues to look for acquisition candidates in this sector that will provide similar benefits with a shorter delivery term than green field development.

Cirque has its headquarters office at Penobscot Building, 645 Griswold Street, Suite 3274, Detroit, MI 48226.

Cirque has never declared bankruptcy and has never been in receivership. Our common stock is quoted on the OTC Pink under the symbol EWRL.PK.

3

The Company has a December 31 fiscal year end.

Employees

The company has four employees. At January 12, 2015, the Company’s executive team performs as employees of Cirque. Mr. Joe DuRant functions as Company President and Chief Executive Officer, Mr. David Morgan functions as the Chief Financial Officer, Mr. Roger Silverthorn functions as the Executive Vice President of Business Development, and Mr. Richard Fosgitt functions as Executive Vice President of Technology and Engineering.

ITEM 1A.	RISK FACTORS

ITEM 1B.	UNRESOLVED STAFF COMMENTS

Not applicable.

ITEM 2.	PROPERTIES

Cirque has a parcel of real estate at Lincoln Ave. Highland Park, MI and had previously entered into a letter of intent to purchase a further parcel of real estate at Oakman Blvd. The Company is now exploring alternative locations to the Highland Park location which is now deemed unsuitable for environmental reasons. The property was sold on June 4, 2014.

The Company’s offices are located at the Penobscot Building, 645 Griswold Street, Suite 3274, Detroit, MI 48226 comprised of facilities for administrative offices.

ITEM 3.	LEGAL PROCEEDINGS

No legal proceedings were initiated or served upon the Company in the fiscal year ending December 31, 2013. We are not currently involved in any material legal proceedings. We are not aware of any material legal proceedings pending against us.

ITEM 4.	MINE SAFETY DISCLOSURES

Not applicable.

PART II

ITEM 5.	MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

On December 31, 2013, there were approximately 75 shareholders of record and an undetermined number of holders in street name. The Company’s common stock is traded on the OTC Pink, trading symbol “EWRL.”

Cirque Energy, Inc. common stock is quoted on the OTC Pink Board under the symbol “EWRL.PK”. The first available quotations on the OTC markets appear at the end of January 2007. The quotations provided are for the over the counter market which reflect interdealer prices without retail mark-up, mark-down or commissions, and may not represent actual transactions.

Period ended	High	Low

March 31, 2012	$0.0750	$0.0500
June 30, 2012	0.3875	0.0130
September 30, 2012	0.3600	0.0960
December 31, 2012	0.1350	0.0253

Period ended	High	Low
March 31, 2013	0.0300	0.0038
June 30, 2013	0.0190	0.0021
September 30, 2013	0.0250	0.0111
December 31, 2013	0.0436	0.0066

4

Holders

Total shares outstanding as of January 5, 2015 were 192,532,405. As of January 12, 2015, there were 76 shareholders of record.

Dividend Policy

Cirque has never paid a cash dividend on its common stock. We intend to follow a policy of retaining earnings, if any, to finance the growth of the business and do not anticipate paying any cash dividends in the foreseeable future. The declaration and payment of future dividends on common stock will be at the sole discretion of the Board of Directors and will depend upon our profitability and financial condition, capital requirements, statutory and contractual restrictions, future prospects and other factors deemed relevant.

ITEM 6	SELECTED FINANCIAL DATA

Not applicable.

ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-looking Statements

We and our representatives may from time to time make written or oral statements that are “forward-looking,” including statements contained in this Annual Report and other filings with the SEC, reports to our stockholders and news releases. All statements that express expectations, estimates, forecasts or projections are forward-looking statements. In addition, other written or oral statements which constitute forward-looking statements may be made by us or on our behalf. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “project,” “forecast,” “may,” “should,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in or suggested by such forward-looking statements. We undertake no obligation to update or revise any of the forward-looking statements after the date of this annual report to conform forward-looking statements to actual results.  Important factors on which such statements are based are assumptions concerning uncertainties, including but not limited to, uncertainties associated with the following:

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States requires us to make judgments, assumptions and estimates that affect the amounts reported.  Note 2 of the accompanying notes to the consolidated financial statements describe the significant accounting policies used in the preparation of the financial statements.  Certain of these significant accounting policies are considered to be critical accounting policies, as defined below.

A critical accounting policy is defined as one that is both material to the presentation of our financial statements and requires management to make difficult, subjective or complex judgments that could have a material effect on our financial condition and results of operations.  Specifically, critical accounting estimates have the following attributes:

☐	We are required to make assumptions about matters that are highly uncertain at the time of the estimate; and

☐	Different estimates we could reasonably have used, or changes in the estimate that are reasonably likely to occur, would have a material effect on our financial condition or results of operations.

Estimates and assumptions about future events and their effects cannot be determined with certainty.  We base our estimates on historical experience and on various other assumptions believed to be applicable and reasonable under the circumstances.  These estimates may change as new events occur, as additional information is obtained and as our operating environment changes.  These changes have historically been minor and have been included in the consolidated financial statements as soon as they became known.  Based on a critical assessment of our accounting policies and the underlying judgments and uncertainties affecting the application of those policies, management believes that our financial statements are fairly stated in accordance with accounting principles generally accepted in the United States, and present a meaningful presentation of our financial condition and results of operations.

a)	Impairment of Long-Lived Assets and Intangible Assets

Long-lived assets and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company assesses the recoverability of the long-lived assets and intangible assets (other than goodwill) by comparing the carrying amount to the estimated future undiscounted cash flow associated with the related assets. The Company recognizes impairment of long-lived assets and intangible assets in the event that the net book value of such assets exceeds the estimated future undiscounted cash flow attributed to such assets. The Company uses estimates and judgments in its impairment tests and if different estimates or judgments had been utilized, the timing or the amount of the impairment charges could be different.

5

b)	Share-based Payments

The Company records stock-based compensation issued to non-employees or other external entities for goods and services at either the fair market value of the shares issued or the value of the services received, whichever is more readily determinable, using the measurement date guidelines enumerated in FASB ASC 505-50-30.

Plan of Operations

Cirque’s core business components include proprietary deployable gasification unit (“DGU”) technology and the delivery of clean energy generation solutions as an energy services company (“ESCO”).

DGU Business

•	Under a contract with the Northrop Grumman Corporation, Cirque Energy investigated, obtained research and technical data on the ability to produce a mobile, deployable gasification unit capable of producing field electricity for use by the U.S. Military and other government users.
•	The goal of this engagement was to determine the potential ability to develop, engineer and fabricate a DGU or system capable of converting the currently available byproducts or wastes generated by the U.S. Military in a typical forward operating base (FOB) into electricity. Specifically, waste volumes of between one and ten tons per day.
•	Goal is to make systems simple to operate, highly transportable, reliable, and have minimal special training and maintenance requirements.
•	Northrop Grumman and Cirque Energy are committed to continue technology development for the DGU towards commercialization.
•	Northrop Grumman in partnership with Cirque Energy is producing the first working DGU prototypes for testing and demonstration for military, government, and commercial customers.
•	We anticipate the deployment of the DGU prototypes.
•	Under the agreement, Cirque Energy will lead development, manufacturing, and testing of the initial demonstration DGU’s, with input from Northrop Grumman.
•	Upon successful demonstration, Northrop Grumman will manufacture DGU’s for exclusive sale by Northrop Grumman and Cirque Energy.

Clean Energy Generation Solutions as an Energy Services Company (“ESCO”)

Delivery of clean energy Combined Heat and Power (“CHP”) projects, to industrial, commercial, and municipalities, universities, schools, hospitals (“MUSH”) market customers as well as local, state, and federal governments.

•	Projects to be developed and owned by Cirque Energy.
•	Energy sold to Customer using various structures which required little or no capital outlay by Customer:
•	ESPC – Energy savings performance contract; customer pays Cirque money which otherwise would have gone to utility company in exchange for guaranteed savings.
•	PPA – traditional power purchase agreement.
•	Services contract – energy purchased as a service, thereby allowing customer to treat project as “off-credit.”
•	Lease – Cirque to design, build, finance and lease system to customer.

The Company anticipates acquiring Cirque LLC. Management expects that this acquisition will provide the new entity with several benefits:

•	Strengthen management team to execute our business plan, includes plant operations, project development, construction, start-up, commissioning, fuel procurement and transportation.
•	Skill sets of the new team mitigate execution risk.
•	New and expanded pipeline of projects and programs in various stages of development.
•	Expanded client relationships, large industrial clients, universities, hospitals, and utilities resulting in more opportunities.
•	Expanded network of project finance relationships and contacts.
•	Our team has vast experience in development, design, financing, construction, and operations, which positions us to successfully take a potential energy project from a vision to completion.

6

Results of Operations

Below is a comparison of results of operations for the years ending December 31, 2013 and December 31, 2012.

The Company reported a net loss of $3,203,878 for the year ended December 31, 2013 versus a net loss of $3,296,408 for the year ended December 31, 2012.

For the year ended December 31, 2013, the primary contributors to the net loss of $3,203,878 were executive compensation for the management team of $769,636, professional fees of $338,731 and forfeiture of deposit on landfill of $150,000. Amortization of debt expense, derivative expense, loss on settlement of promissory convertible notes, gain on derivative liability, and interest expense for 2013 was $489,803, $1,373,813, $1,024,869, $1,148,991 and $112,880, respectively. For the year ended December 31, 2012, primary contributors to the net loss of $3,296,408 were stock issuances recorded as executive compensation for the management team of $1,912,906, impairment of intangible assets of $345,350, professional fees of $352,928, and waste project development fees of $165,222.

Prior period comparisons of results are impacted by developing operations during the periods covered.

Restatement of Financial Statements

We are restating our audited financial statements for the year ended December 31, 2012, to correct the accounting for convertible promissory notes (“Notes”) as described in Note 7. These Notes were originally accounted for in accordance with ASC 480, Liabilities — Distinguishing Liabilities from Equity. The Company determined that it is not appropriate to account for these Notes under ASC 480 as the monetary value is not predominately based on one of three factors in ASC 480-10-25-14 due to the underlying volatility of the Company stock and the conversion formula of the Notes. As such, the conversion features of the Notes are accounted for in accordance with ASC 815, Derivatives and Hedging. The application of ASC 815 results in the recognition of a derivative liability for the conversion feature embedded in the Notes. In addition, there were several liabilities that were paid by the issuance of common stock prior to June 27, 2012. On June 27, 2012 a stock dividend/forward split of one share for every existing share as of the date of record. These liabilities were recorded in error as being valued at the post dividend/forward split value rather than at the value as of the date of issuance. These changes in values are reflected in the following Notes.

These errors were detected during the course of the re-audit of our December 31, 2012 financial statements. Our independent auditors, KLJ & Associates, LLP, requested that we review our 10-Q filings for the quarterly periods ended March 31, 2012, June 30, 2012, September 30, 2012, March 31, 2013, June 30, 2013, and September 30, 2013 to determine if these errors were material to the previous financial statement presentation. Upon performance of this review, management determined that the financial statements previously reported were in error and needed to be restated for the same reasons.

The following six tables are a summary of the effects of these changes on the Company’s quarterly Consolidated Balance Sheet, Consolidated Statements of Operations, and Consolidated Statements of Cash Flows, respectively, for the quarterly periods ended from March 31, 2012 through the quarterly period ended September 30, 2013:

7

CIRQUE ENERGY, INC.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Balance Sheet

(Unaudited)

	As Previously Reported March 31, 2012	Restatement Adjustments	As Restated March 31, 2012

Assets:
Current assets:
Cash	50		50
Accounts receivable	166		166
Other current assets
Prepaid expenses	16,667		16,667
Total current assets	16,883	-	16,883

Land	27,752		27,752
Lease deposits

Total Assets	44,635	-	44,635

Liabilities and Stockholders' Deficit:
Current liabilities:
Accounts and other payables	180,121		180,121
Accounts payable - related party	110,100		110,100
Due to related party	175,638		175,638
Secured note - related party	65,000		65,000
Convertible note - related party
Total current liabilities	530,859	-	530,859

Total Liabilities	530,859	-	530,859

Stockholders' Deficit
Preferred stock, no par value 5,000,000 shares authorized and no shares issued.
Common stock, par value $0.001, 150,000,000 shares authorized and 18,037,800 and 9,252,526 shares outstanding at March 31, 2012	18,038		18,038
Additional paid-in capital	5,723,271	(561,000)	5,162,271
Accumulated deficit	(4,514,336)		(4,514,336)
Accumulated deficit during development stage	(1,713,197)	561,000	(1,152,197)
Total Stockholder s Deficit	(486,224)	-	(486,224)

Total Liabilities and Stockholder s Deficit	44,635	-	44,635

The accompanying notes are an integral part of these consolidated financial statements.

8

CIRQUE ENERGY, INC.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Income Statement

March 31, 2012

(Unaudited)

	3 months ended			Development Stage
	As Previously Reported March 31, 2012	Restatement Adjustments	As Restated March 31, 2012	As Previously Reported April 1, 2010 - March 31, 2012	Restatement Adjustments	As Restated April 1, 2010 - March 31, 2012

Sales	12	-	12	219	-	219
Cost of sales
Gross profit	12	-	12	219	-	219

Bank service charges	683	-	683	3,067	-	3,067
Office rental				5,875	-	5,875
New zoo revue	257	-	257	17,811	-	17,811
Development projects				14,125	-	14,125
Office and related expense	(150)		(150)	5,148	-	5,148
Waste project expense	63,568	2,450	66,018	102,411	2,450	104,861
Professional fees	82,107	9,000	91,107	449,863	9,000	458,863
Investor relations	19,000	(14,000)	5,000	20,000	(14,000)	6,000
Financing cost	365,582	(182,791)	182,791	365,582	(182,791)	182,791
Travel expense	-	-	-	15,272	-	15,272
Impairment of intangible assets	690,700	(345,350)	345,350	691,149	(345,350)	345,799
Total operating expense	1,221,747	(530,691)	691,056	1,690,303	(530,691)	1,159,612
Operating loss	(1,221,735)	530,691	(691,044)	(1,690,084)	530,691	(1,159,393)

Gain/Loss on Stock Issuance	-	30,309	30,309	-	30,309	30,309
Foreign exchange translation loss				(1,113)	-	(1,113)
Interest expense	(1,000)		(1,000)	(22,000)	-	(22,000)
Net loss	(1,222,735)	561,000	(661,735)	(1,713,197)	561,000	(1,152,197)

Net loss per share	$(0.100)	$0.046	$(0.054)

Weighted average shares outstanding	12,238,466	12,238,466	12,238,466

The accompanying notes are an integral part of these consolidated financial statements.

9

CIRQUE ENERGY, INC.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Statement of Cash Flows

March 31, 2012

(Unaudited)

	3 months ended			Development Stage
	As Previously Reported March 31, 2012	Restatement Adjustments	As Restated March 31, 2012	As Previously Reported April 1, 2010 - March 31, 2012	Restatement Adjustments	As Restated April 1, 2010 - March 31, 2012
Operating Activities:
Cash flows from operating activities
Net loss	$(1,222,735)	$561,000	$(661,735)	$(1,713,197)	$561,000	$(1,152,197)
Adjustments to reconcile net loss to net	-	-	-		-	-
cash provided by (used in) operating activities:	-	-	-		-	-
Issuance of common stock for services	65,718	(2,550)	63,168	65,868	(2,550)	63,318
Issuance of subsidiary common stock for	-	-	-	50	-	50
services prior to acquisition	-	-	-		-	-
Issuance of common stock for asset purchase	690,700	(345,350)	345,350	690,700	(345,350)	345,350
Issuance of common stock for finance costs	365,582	(182,791)	182,791	365,582	(182,791)	182,791
Loss on foreign currency translations	-	-	-	1,113	-	1,113
Lease deposits	-	-	-	(900)	-	(900)
Gain on stock issuance	-	(30,309)	(30,309)		(30,309)	(30,309)
Changes in operating assets and liabilities:
Accounts receivable	-	-	-	(166)	-	(166)
Prepaid expenses	(16,667)	-	(16,667)	(16,667)	-	(16,667)
Accounts and other payables	32,196	-	32,196	38,428	-	38,428
Due to shareholders and related parties	55,000	-	55,000	291,222	-	291,222
Cash provided by (used in) operating activities	(30,206)	-	(30,206)	(277,967)	-	(277,967)

Investing Activities:
Notes receivable				(5,000)		(5,000)
Issuance of subsidiary stock for cash prior to acquisition				950		950
Purchase of land				(27,752)		(27,752)
Cash used in investing activities	-	-	-	(31,802)	-	(31,802)

Financing Activities:
Advances from related party	29,940	-	29,940	159,742	-	159,742
Issuance of subsidiary stock for cash				150,000	-	150,000
Cash provided by investing activities	29,940	-	29,940	309,742	-	309,742

Increase(Decrease) in Cash	(266)	-	(266)	(27)	-	(27)

Cash, beginning of period	316	-	316	77	-	77
Cash, end of period	$50	$-	$50	$50	$-	$50

Supplemental disclosure of non-cash investing and financing activities:
Shares issued for intangible assets	$690,700	(345,350)	$345,350	$690,700	(345,350)	$345,350
Spinoff of subsidiary	$250,028	-	$250,028	$250,028	-	$250,028
Deemed distribution to majority shareholder				$150,000	-	$150,000

The accompanying notes are an integral part of these consolidated financial statements.

10

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Balance Sheets

(Unaudited)

	As Previously Reported June 30, 2012	Restatement Adjustments	As Restated June 30, 2012

Assets:
Current assets:
Cash	11		11
Accounts receivable	166		166
Prepaid expenses	6,667		6,667
Total current assets	6,844	-	6,844
Land	27,752		27,752
Total Assets	34,596	-	34,596

Liabilities and Stockholders' Deficit:
Current liabilities:
Accounts and other payables	70,876		70,876
Accounts payable-related party	157,960		157,960
Due to related party	208,664		208,664
Convertible notes-related party	-		-
Secured notes-related party	70,000		70,000
Total current liabilities	507,500	-	507,500

Total Liabilities	507,500	-	507,500

Stockholders' Deficit
Preferred stock, no par value 5,000,000 shares authorized and no shares issued.
Common stock, Par Value $0.001, 150,000,000 shares
Authorized and 62,475,600 and 18,505,052 shares outstanding at June 30, 2012	62,476	-	62,476
Additional paid-in capital	9,759,833	(2,601,500)	7,158,333
Accumulated deficit	(4,514,336)	-	(4,514,336)
Accumulated deficit development stage	(5,780,877)	2,601,500	(3,179,377)
Total Stockholders' Deficit	(472,904)	-	(472,904)
Total Liabilities and Stockholders' Deficit	34,596	-	34,596

The accompanying notes are an integral part of these consolidated financial statements.

11

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions , Inc.

(A Development Stage Company)

Restated Consolidated Statements of Operations

(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,			Development Stage
	2012			2012			April 1, 2010 to June 30, 2012
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated
Sales	-	-	-	12	-	12	219	-	219
Cost of sales	-	-	-	-	-	-	-	-	-
Gross profit	-	-	-	12	-	12	219	-	219

Bank service charges	545	-	545	1,228	-	1,228	3,612	-	3,612
New zoo revue	-	-	-	257	-	257	17,811	-	17,811
Development projects	-	-	-	-	-	-	14,125	-	14,125
Office and miscellaneous expenses	-	358	358	208	-	208	11,381	-	11,381
Waste project expenses	21,790	-	21,790	85,358	2,450	87,808	124,201	2,450	126,651
Executives and directors compensation	3,375,000	(1,597,500)	1,777,500	3,435,000	(1,657,500)	1,777,500	3,715,000	(1,657,500)	2,057,500
Professional fees	131,555	(113,522)	18,033	163,918	(54,778)	109,140	251,674	(54,778)	196,896
Investor relations	10,000	-	10,000	29,000	(14,000)	15,000	30,000	(14,000)	16,000
Travel expenses	-	-	-	-		-	15,272	-	15,272
Loss on settlement of accounts payable	518,122	(518,122)	-	518,122	(518,122)	-	518,122	(518,122)	-
Other financing costs	-	-	-	365,582	(182,791)	182,791	365,582	(182,791)	182,791
Impairment of intangible assets	-	-	-	690,700	(345,350)	345,350	691,149	(345,350)	345,799
Total operating expense	4,057,012	(2,228,786)	1,828,226	5,289,373	(2,770,091)	2,519,282	5,757,929	(2,770,091)	2,987,838
Operating loss	(4,057,012)	2,228,786	(1,828,226)	(5,289,361)	2,770,091	(2,519,270)	(5,757,710)	2,770,091	(2,987,619)

Other Expenses
Foreign exchange translation loss	-	-	-	-	-	-	(1,113)	-	(1,113)
Gain/Loss on stock issuance	-	(198,900)	(198,900)	-	(168,591)	(168,591)	-	(168,591)	(168,591)
Interest expense	(54)	-	(54)	(1,054)	-	(1,054)	(22,054)	-	(22,054)
Total other expenses	(54)	(198,900)	(198,954)	(1,054)	(168,591)	(169,645)	(23,167)	(168,591)	(191,758)
Net loss	(4,057,066)	2,029,886	(2,027,180)	(5,290,415)	2,601,500	(2,688,915)	(5,780,877)	2,601,500	(3,179,377)

Net loss per common share	$(0.070)		$(0.035)	$(0.13)		$(0.065)
Weighted average common shares outstanding	58,115,160		58,115,160	41,296,046		41,296,046

The accompanying notes are an integral part of these consolidated financial statements.

12

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,			Development Stage
	2012			April 1 2010 to June 30, 2012
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated
Operating Activities
Cash flows from operating activities :
Net loss	$(5,290,415)	$2,601,500	$(2,688,915)	$(5,780,877)	$2,601,500	$(3,179,377)
Adjustments to reconcile net loss to net cash used in operating activities:						-
Issuance of common stock for services	181,719	(66,328)	115,391	181,869	(66,328)	115,541
Issuance of common stock for executives and directors compensation	3,315,000	(1,657,500)	1,657,500	3,315,000	(1,657,500)	1,657,500
Issuance of subsidiary common stock for services prior to acquisition	-	-	-	50	-	50
Impairment of intangible assets	690,700	(345,350)	345,350	690,700	(345,350)	345,350
Issuance of common stock for finance costs	365,582	(182,791)	182,791	365,582	(182,791)	182,791
Gain/loss on stock issuance		168,591	168,591		168,591	168,591
Loss on settlement of accounts payable	518,122	(518,122)	-	518,122	(518,122)	-
Loss on foreign currency translations	-	-	-	1,113	-	1,113
Changes in operating assets and liabilities:		-			-	-
Accounts receivable	-	-	-	(166)	-	(166)
Deposits	-	-	-	(900)	-	(900)
Prepaid expenses	(6,667)	-	(6,667)	(6,667)	-	(6,667)
Accounts payable and accrued liabilities	54,829	-	54,829	61,061	-	61,061
Accounts payable-related parties	102,860	-	102,860	339,082	-	339,082
Cash used in operating activities	(68,270)	-	(68,270)	(316,031)	-	(316,031)
Investing Activities:
Notes receivable	-	-	-	(5,000)	-	(5,000)
Issuance of subsidiary stock for cash prior to acquisition	-	-	-	950	-	950
Purchase of land	-	-	-	(27,752)	-	(27,752)
Spin out of Subsidiary	-	-	-	-	-	-
Cash used in investing activities	-	-	-	(31,802)	-	(31,802)
Financing Activities:
Advances from related party	62,965	-	62,965	192,767	-	192,767
Bank overdrafts	-	-	-	-	-	-
Advances for secured note	5,000	-	5,000	5,000	-	5,000
Issuance of subsidiary stock for cash	-	-	-	150,000	-	150,000
Cash provided by financing activities	67,965	-	67,965	347,767	-	347,767

Decrease in cash	$(305)	$-	$(305)	$(66)	-	$(66)

Cash, beginning of period	316	-	316	77	-	77
Cash, end of period	$11	$-	$11	$11	$-	$11

Supplemental disclosure of non-cash investing and financing activities:
Shares issued for intangible assets	$690,700	(345,350)	$345,350	$690,700	(345,350)	$345,350
Spin-out of subsidiary	$250,028	-	$250,028	$250,208	-	$250,208
Shares issued to settle accounts payable	$65,939	-	$65,939	$65,939	-	$65,939
Deemed distribution to majority shareholder	$-	-	$-	$(150,000)	-	$(150,000)

The accompanying notes are an integral part of these consolidated financial statements.

13

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Balance Sheets

(Unaudited)

	As Previously Reported September 30, 2012	Restatement Adjustments	As Restated September 30, 2012
Assets:
Current assets:
Cash	22,774		22,774
Accounts receivable	166		166
Note receivable	-		-
Prepaid assets	3,021		3,021
Total current assets	25,961	-	25,961

Land	27,752		27,752
Deposits	-
Total Assets	53,713	-	53,713

Liabilities and Stockholders' Deficit:
Current liabilities:
Accounts and other payables	80,476		80,476
Accounts and other payables-related party	146,640		146,640
Due to related party	206,660		206,660
Convertible notes- related party	70,000		70,000
Convertible notes-(net of $51,444 unamortized discount)	76,088	(62,532)	13,556
Derivative liability		116,372	116,372
Total current liabilities	579,864	53,840	633,704

Total Liabilities	579,864	53,840	633,704

Stockholders' Deficit
Preferred stock, no par value 5,000,000 shares authorized and no shares issued.	-		-
Common stock, Par Value $0.001, 150,000,000 shares
Authorized and 62,636,850 and 18,505,052 shares outstanding at September 30, 2012	62,637		62,637
Stock payable	155,000		155,000
Additional paid-in capital	9,784,372	(2,601,500)	7,182,872
Accumulated deficit	(4,514,336)		(4,514,336)
Accumulated deficit development stage	(6,013,824)	2,547,660	(3,466,164)
Total Shareholders Deficit	(526,151)	(53,840)	(579,991)
Total Liabilities and Shareholders Deficit	53,713	-	53,713

The accompanying notes are an integral part of these consolidated financial statements.

14

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Statements of Operations

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,			Development Stage
	2012			2012			(April 1 2010 to September 30, 2012)
	As Previously Reported	Restatement Adjustment	As Restated	As Previously Reported	Restatement Adjustment	As Restated	As Previously Reported	Restatement Adjustment	As Restated
Sales	$-		$-	$12		$12	$219	$-	$219
Cost of sales	-		-	-		-	-	-	-
Gross profit	-		-	12		12	219	-	219

Bank service charges	1,816	-	1,816	3,044	-	3,044	5,428	-	5,428
New zoo revue	-	-	-	257	-	257	17,811	-	17,811
Development projects	-	-	-	-	-	-	14,125	-	14,125
Office and miscellaneous expenses	2,783	-	2,783	2,991	-	2,991	14,164	-	14,164
Executive and directors compensation	42,500	-	42,500	3,477,500	(1,657,500)	1,820,000	3,757,500	(1,657,500)	2,100,000
Waste project expenses	72,796	-	72,796	158,154	2,450	160,604	196,997	2,450	199,447
Professional fees	96,516	-	96,516	260,433	(54,778)	205,655	348,190	(54,778)	293,412
Investor relations	3,000	-	3,000	32,000	(14,000)	18,000	33,000	(14,000)	19,000
Travel expenses	1,503	-	1,503	1,504	-	1,504	16,775		16,775
Loss of settlement of account payable	-	-	-	518,122	(518,122)	-	518,122	(518,122)	-
Other financing costs	-	-	-	365,582	(182,791)	182,791	365,582	(182,791)	182,791
Impairment of intangible assets	-	-	-	690,700	(345,350)	345,350	691,149	(345,350)	345,799
Total operating expense	220,914	-	220,914	5,510,287	(2,770,091)	2,740,196	5,978,843	(2,770,091)	3,208,752
Operating loss	(220,914)	-	(220,914)	(5,510,275)	2,770,091	(2,740,184)	(5,978,624)	2,770,091	(3,208,533)

Debt discount	(10,460)	10,460	-	(10,460)	10,460	-	(10,460)	10,460	-
Derivative expense		(34,100)	(34,100)		(34,100)	(34,100)	-	(34,100)	(34,100)
Amortization of debt discount		(13,556)	(13,556)		(13,556)	(13,556)	-	(13,556)	(13,556)
Loss (gain) on derivative		(17,272)	(17,272)		(17,272)	(17,272)	-	(17,272)	(17,272)
Gain/Loss on stock issuance	-	-	-	-	(168,591)	(168,591)	(1,113)	(168,591)	(169,704)
Interest expense	(1,573)	628	(945)	(2,627)	628	(1,999)	(23,627)	628	(22,999)
Total other expense	(12,033)	(53,840)	(65,873)	(13,087)	(222,431)	(235,518)	(35,200)	(222,431)	(257,631)
Net loss	$(232,947)	$(53,840)	$(286,787)	$(5,523,362)	$2,547,660	$(2,975,702)	$(6,013,824)	$2,547,660	$(3,466,164)

Net loss per common share	$(0.00)		$(0.00)	$(0.11)		$(0.06)
Weighted average common shares outstanding	62,579,717		62,579,717	48,442,388		48,442,388

The accompanying notes are an integral part of these consolidated financial statements.

15

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Statements of Cash Flows

(Unaudited)

	Nine Month Period Ended September 30			Development Stage
	2012			(April 1 2010 to September 30, 2012)
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated
Operating Activities
Cash flows from operating activities :
Net loss	$(5,523,362)	$2,547,660	$(2,975,702)	$(6,013,824)	$2,547,660	$(3,466,164)
Adjustments to reconcile net loss to net cash provided by used in operating activities:
Amortization of convertible debt discount	11,088	36,568	47,656	11,088	36,568	47,656
Issuance of common stock for services	206,419	(66,328)	140,091	206,569	(66,328)	140,241
Issuance of common stock for compensation	3,315,000	(1,657,500)	1,657,500	3,315,000	(1,657,500)	1,657,500
Issuance of common stock for asset purchase	690,700	(345,350)	345,350	690,700	(345,350)	345,350
Issuance of common stock for finance costs	365,582	(182,791)	182,791	365,582	(182,791)	182,791
Issuance of subsidiary common stock for services prior to acquisition	-	-	-	50	-	50
Loss on settlement of accounts payable	518,122	(518,122)	-	518,122	(518,122)	-
Loss on foreign currency translations	-	-	-	1,113	-	1,113
Gain/loss on issuance of stock		168,591	168,591		168,591	168,591
Gain on derivatives	-	17,272	17,272	-	17,272	17,272
Changes in operating assets and liabilities:
Accounts receivables	-	-	-	(166)	-	(166)
Deposits	-	-	-	(900)	-	(900)
Prepaid expenses	(3,021)	-	(3,021)	(3,021)	-	(3,021)
Accounts payable and accrued liabilities	64,429	-	64,429	70,661	-	70,661
Accounts payable-related parties	91,540	-	91,540	327,762	-	327,762
Cash used in operating activities	(263,503)	-	(263,503)	(511,264)	-	(511,264)

Investing Activities:
Notes receivable	-	-	-	(5,000)	-	(5,000)
Issuance of subsidiary stock for cash prior to acquisition	-	-	-	950	-	950
Purchase of land	-	-	-	(27,752)	-	(27,752)
Cash used in investing activities	-	-	-	(31,802)	-	(31,802)

Financing Activities:
Stock payable	155,000	-	155,000	155,000	-	155,000
Advances from related party	68,121	-	68,121	197,923	-	197,923
Payments on advances from related party	(7,160)	-	(7,160)	(7,160)	-	(7,160)
Bank overdrafts	-	-	-	-	-	-
Advances for convertible note	65,000	-	65,000	65,000	-	65,000
Advances for secured note	5,000	-	5,000	5,000	-	5,000
Issuance of subsidiary stock for cash	-	-	-	150,000	-	150,000
Cash provided by financing activities	285,961	-	285,961	565,763	-	565,763

Increase in cash	22,458	-	22,458	22,697	-	22,697

Cash, beginning of period	316		316	77	-	77
Cash, end of period	$22,774	$-	$22,774	$22,774	$-	$22,774

Supplemental disclosure of non-cash investing and financing activities:
Shares issued for intangible assets	$690,700	(345,350)	$345,350	$690,700	(345,350)	$345,350
Spin-out of subsidiary	$250,028		$250,028	$250,208		$250,208
Share issued to settle debt	$65,939		$65,939	$65,939		$65,939
Deemed distribution to majority shareholder	$-		$-	$150,000		$150,000

The accompanying notes are an integral part of these consolidated financial statements.

16

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Balance Sheets

(Unaudited)

	As Previously Reported March 31, 2013	Restatement Adjustments	As Restated March 31, 2013	As Restated December 31, 2012

Assets:
Current assets:
Cash	$2,464	$(2)	$2,462	$1,005
Accounts receivable	166	(166)	-	-
Total current assets	2,630	(168)	2,462	1,005

Land	27,752	-	27,752	27,752
Lease Deposits	-	-	-	-
Total Assets	$30,382	$(168)	$30,214	$28,757

Liabilities and Stockholders' Deficit:
Current liabilities:
Accounts and other payables	$219,965	$(46,661)	$173,304	$162,721
Accounts payable-related party	109,526	-	109,526	139,326
Accrued salaries and wages	83,333	-	83,333	-
Due to related party	201,662	1,761	203,423	203,423
Related party notes payable	70,000	307	70,307	70,307
Convertible notes-(net of $104,644 and $108,006 unamortized discount)	219,891	(157,380)	62,511	53,268
Accrued interest	-	22,472	22,472	17,869
Derivative liability	-	245,900	245,900	193,933
Total current liabilities	904,377	66,399	970,776	840,847

Total Liabilities	904,377	66,399	970,776	840,847

Stockholders' Deficit
Preferred stock, no par value 5,000,000 shares authorized and no shares issued.	-		-	-
Common stock, Par Value $0.001, 150,000,000 shares
Authorized and 72,173,880 and 62,636,850 shares outstanding at March 31, 2013 and December 31, 2012, respectively	72,174	-	72,174	62,636
Additional paid-in capital	9,910,350	(2,590,274)	7,320,076	7,192,873
Stock payable	248,607	62,500	311,107	233,607
Accumulated deficit	(4,514,336)	-	(4,514,336)	(4,514,336)
Accumulated deficit development stage	(6,590,790)	2,461,207	(4,129,583)	(3,786,870)
Total Shareholders Deficit	(873,995)	(66,567)	(940,562)	(812,090)
Total Liabilities and Shareholders Deficit	$30,382	$(168)	$30,214	$28,757

The accompanying notes are an integral part of these consolidated financial statements.

17

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Statements of Operations

(Unaudited)

	Three Months Ended March 31,				Development Stage
	2013			2012	April 1 2010 to March 31, 2013
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Restated	As Previously Reported	Restatement Adjustments	As Restated
Sales	-		-	12	219	(12)	207
Cost of sales	-		-	-	-	-	-
Gross profit	-	-	-	12	219	(12)	207

Bank service charges	694		694	683	7,021	(39)	6,982
New zoo revue	-		-	257	17,811	(257)	17,554
Development projects	-		-	-	14,125	-	14,125
Office and miscellaneous expenses	3,130		3,130	(150)	21,099	6,008	27,107
Executive and directors compensation	83,333	62,500	145,833	-	3,890,303	(1,831,564)	2,058,739
Waste project expenses	-		-	66,018	221,291	(17,226)	204,065
Professional fees	78,230		78,230	91,107	659,630	139,284	798,914
Investor relations	367		367	5,000	34,447	(14,000)	20,447
Travel expenses	724		724	-	19,076	16,850	35,926
Loss of settlement of account payable	-		-	-	518,122	(518,122)	-
Other financing costs	-		-	182,791	365,582	(182,791)	182,791
Impairment of intangible assets	-		-	345,350	691,149	(345,350)	345,799
Total operating expense	166,478	62,500	228,978	691,056	6,459,656	(2,747,207)	3,712,449
Operating loss	(166,478)	(62,500)	(228,978)	(691,044)	(6,459,437)	2,747,195	(3,712,242)

Other income	317		317	-	317	-	317
Foreign exchange translation loss	-		-	-	(1,113)	-	(1,113)
Gain (loss) on stock issuance				30,309		(168,591)	(168,591)
Loss on conversion of convertible notes		(48,339)	(48,339)			(48,339)	(48,339)
Derivative Expense		(40,041)	(40,041)			(162,406)	(162,406)
Amortization of debt discount		(60,343)	(60,343)			(113,610)	(113,610)
Gain (loss) on derivative		40,574	40,574			124,006	124,006
Interest expense	(57,304)	51,401	(5,903)	(1,000)	(130,557)	82,952	(47,605)
Total other expense	(56,987)	(56,748)	(113,735)	29,309	(131,353)	(285,988)	(417,341)
Net loss	(223,465)	(119,248)	(342,713)	(661,735)	(6,590,790)	2,461,207	(4,129,583)

Net loss per common share	(0.00)		(0.01)	(0.054)
Weighted average common shares outstanding	65,254,828		65,254,828	12,238,466

The accompanying notes are an integral part of these consolidated financial statements.

18

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Statements of Cash Flows

(Unaudited)

	For the three months ended March 31,				Development Stage
	2013			2012	April 1, 2010 to Mach 31, 2013
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Restated	As Previously Reported	Restatement Adjustments	As Restated
Operating Activities
Cash flows from operating activities :
Net loss	$(223,465)	$(119,248)	$(342,713)	$(661,735)	$(6,590,790)	$2,461,207	$(4,129,583)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of convertible debt discount	55,599	4,744	60,343	-	91,321	22,289	113,610
Beneficial conversion feature	-	-	-	-	5,000	-	5,000
Issuance of common stock for services	15,000	-	15,000	63,168	305,177	(390)	304,787
Issuance of common stock for compensation	-	62,500	62,500	-	3,315,000	(1,595,000)	1,720,000
Issuance of common stock for impaired asset purchase	-	-	-	345,350	690,700	(345,350)	345,350
Issuance of common stock for finance costs	-	-	-	182,791	365,582	(182,791)	182,791
Issuance of subsidiary common stock for services prior to acquisition	-	-	-	-	50	-	50
Gain on settlement of convertible bonds	(316)	316	-		(316)	316	-
Issuance of common stock for conversion of notes		-	-	-		-	-
Loss on settlement of accounts payable	-	-	-	-	518,122	(518,122)	-
Loss on foreign currency translations	-	-	-	-	1,113	-	1,113
Gain on stock issuance		-	-	(30,309)	-	168,591	168,591
Loss on settlement of convertible promissory notes		48,339	48,339	-	-	48,339	48,339
Gain (loss) on derivative		(40,574)	(40,574)	-	-	(124,006)	(124,006)
Derivative expense		40,041	40,041	-	-	162,406	162,406
Changes in operating assets and liabilities:							-
Accounts receivables	-	-	-	-	(166)	(1,939)	(2,105)
Deposits		-	-	-	-	(900)	(900)
Prepaid Expenses	-	-	-	(16,667)	(900)	900	-
Accounts payable and accrued liabilities	8,806	1,779	10,585	32,196	210,150	(97,655)	112,495
Accrued interest	-	5,903	5,903	-	-	5,903	5,903
Accounts payable-related parties	(29,800)	-	(29,800)	55,000	290,648	-	290,648
Accrued salaries and wages	83,333	-	83,333	-	83,333	-	83,333
Cash used in operating activities	(90,843)	3,800	(87,043)	(30,206)	(715,976)	3,798	(712,178)

Investing Activities:
Notes receivable	-			-	(5,000)	-	(5,000)
Issuance of subsidiary stock for cash prior to acquisition	-			-	950	-	950
Purchase of land	-			-	(27,752)	-	(27,752)
Cash used in investing activities	-			-	(31,802)	-	(31,802)

Financing Activities:
Stock Payable						150,000	150,000
Proceeds from assignment of stock purchase acquisition	36,000	-	36,000	-	186,000	(150,000)	36,000
Advances from related party	-		-	29,940	197,925	-	197,925
Payments on advances from related party	-		-	-	(7,160)	-	(7,160)
Proceeds from convertible note	56,300	(3,800)	52,500	-	218,400	(3,800)	214,600
Proceeds from convertible note-related party	-		-	-	5,000	-	5,000
Issuance of subsidiary stock for cash	-		-	-	150,000	-	150,000
Cash provided by financing activities	92,300	(3,800)	88,500	29,940	750,165	(3,800)	746,365

Increase in cash	1,457	-	1,457	(266)	2,387	(2)	2,385

Cash, beginning of period	1,007	(2)	1,005	316	77		77
Cash, end of period	$2,464	$(2)	$2,462	$50	$2,464	$(2)	$2,462

Supplemental disclosure of non-cash investing and financing activities:
Shares issued to settle convertible notes payable	$89,514	(37,114)	$52,400	$-	$89,514	(37,114)	$52,400
Spin-out of subsidiary	$-		$-	$250,028	$250,208		$250,208
Shares issued for intangible assets			$-	$345,350	$690,700	(345,350)	$345,350
Shares issued to settle accounts payable	$-		$-	$-	$65,939		$65,939
Deemed distribution to majority shareholder	$-		$-	$-	$150,000		$150,000

The accompanying notes are an integral part of these consolidated financial statements.

19

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Balance Sheets

(Unaudited)

	As Previously Reported June 30, 2013	Restatement Adjustments	As Restated June 30, 2013	As Previously Restated December 31, 2012
Assets:
Current assets:
Cash	6,827	(2)	6,825	1,005
Accounts receivable	166	(166)	0	-
Total current assets	6,993	(168)	6,825	1,005

Land	27,752		27,752	27,752
Total Assets	$34,745	$(168)	$34,577	$28,757

Liabilities and Stockholders' Deficit:
Current liabilities:
Accounts and other payables	275,832	(47,839)	227,993	162,721
Accounts payable - related party	5,129		5,129	139,326
Accrued salaries and wages	108,772		108,772	-
Due to related party	181,662	1,761	183,423	203,423
Related party note payable	288,714	307	289,021	70,307
Convertible notes - (net of $140,627 and $108,006 unamortized discount)	251,796	(205,862)	45,934	53,268
Derivative Liability		472,200	472,200	193,933
Accrued Interest		27,171	27,171	17,869
Total current liabilities	1,111,905	247,738	1,359,643	840,847

Total Liabilities	1,111,905	247,738	1,359,643	840,847

Stockholders' Deficit
Preferred stock, no par value 4,986,580 shares authorized and no shares issued.	-			-
Class A Preferred stock , $10 par value 13,420 shares authorized and no shares issued.	-	134,200	134,200	-
Common stock, Par Value $0.001, 300,000,000 shares
Authorized and 115,095,316 and 62,636,850 shares outstanding at June 30, 2013 and December 31, 2012, respectively	115,095	-	115,095	62,636
Additional paid-in capital	10,093,174	(2,427,011)	7,666,163	7,192,873
Stock payable	381,604	(9,200)	372,404	233,607
Accumulated deficit	(4,514,336)		(4,514,336)	(4,514,336)
Accumulated deficit development stage	(7,152,697)	2,054,105	(5,098,592)	(3,786,870)
Total Shareholders Deficit	(1,077,160)	(247,906)	(1,325,066)	(812,090)
Total Liabilities and Shareholders Deficit	34,745	(168)	34,577	28,757

The accompanying notes are an integral part of these consolidated financial statements.

20

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Statements of Operations

(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,				Development Stage
	2013			2012	2013			2012	April 1 2010 to June 30, 2013
	As Previously Reported	Re- statement Adjust- ment	As Restated	As Previously Restated	As Previously Reported	Re- statement Adjust- ment	As Restated	As Previously Restated	As Previously Reported	Re- statement Adjust- ment	As Restated
Sales	-		-	-	-		-	12	219	(12)	207
Cost of sales	-		-	-	-		-	-	-		-
Gross profit	-	-	-	-	-	-	-	12	219	(12)	207
											-
Bank service charges	766	-	766	545	1,460		1,460	1,228	7,787	(39)	7,748
New zoo revue	-	-	-	-	-		-	257	17,811	(257)	17,554
Development projects	-	-	-	-	-		-	-	14,125	-	14,125
Office and miscellaneous expenses	4,442	-	4,442	358	7,572		7,572	208	25,541	6,008	31,549
Executive and directors compensation	99,794	62,500	162,294	1,777,500	183,127	125,000	308,127	1,777,500	3,990,097	(1,769,064)	2,221,033
Waste project expenses	-	-	-	21,790	-		-	87,808	221,291	(17,226)	204,065
Professional fees	105,026	-	105,026	18,033	183,256		183,256	109,140	764,656	139,284	903,940
Investor relations	10,334	-	10,334	10,000	10,701		10,701	15,000	44,781	(14,000)	30,781
Travel expenses	4,970	-	4,970	-	5,694		5,694	-	24,046	16,850	40,896
Forfeiture of deposit on landfill	150,000	-	150,000	-	150,000		150,000	-	150,000	-	150,000
Loss of settlement of account payable	-	-	-	-	-		-	-	518,122	(518,122)	-
Other financing costs	-	-	-	-	-		-	182,791	365,582	(182,791)	182,791
Impairment of intangible assets	-	-	-	-	-		-	345,350	691,149	(345,350)	345,799
Total operating expense	375,332	62,500	437,832	1,828,226	541,810	125,000	666,810	2,519,282	6,834,988	(2,684,707)	4,150,281

Operating loss	(375,332)	(62,500)	(437,832)	(1,828,226)	(541,810)	(125,000)	(666,810)	(2,519,270)	(6,834,769)	2,684,695	(4,150,074)

Other Expense	-	-	-		-	317	317			317	317
Foreign exchange translation loss	-	-	-	-	-	-	-	-	(1,113)	-	(1,113)
Gain/Loss on stock issuance				(198,900)				(168,591)	-	(168,591)	(168,591)
Loss on settlement of convertible promissory notes	-	(273,285)	(273,285)		-	(321,624)	(321,624)		-	(321,624)	(321,624)
Derivative Expense	-	(326,378)	(326,378)		-	(366,419)	(366,419)		-	(488,784)	(488,784)
Amortization debt discount	-	(142,998)	(142,998)		-	(203,341)	(203,341)		-	(256,608)	(256,608)
( Loss) Gain on derivative	-	196,577	196,577		-	237,151	237,151		-	320,583	320,583
Interest expense	(186,575)	201,799	15,224	(54)	(243,562)	252,883	9,321	(1,054)	(316,815)	284,434	(32,381)
Total other expense	(186,575)	(344,285)	(530,860)	(198,954)	(243,562)	(401,033)	(644,595)	(169,645)	(317,928)	(630,273)	(948,201)
Net loss	(561,907)	(406,785)	(968,692)	(2,027,180)	(785,372)	(526,033)	(1,311,405)	(2,688,915)	(7,152,697)	2,054,422	(5,098,275)

Net loss per common share - Basic	(0.01)		(0.01)	(0.035)	(0.01)		(0.02)	0.065
Weighted average common shares outstanding - Basic	85,848,996		85,848,996	58,115,160	75,608,802		75,608,802	41,296,046

The accompanying notes are an integral part of these consolidated financial statements.

21

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Statements of Cash Flows

(Unaudited)

	For the six months ended June 30,				Development Stage
	2013			2012	April 1, 2010 to June 30, 2013)
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Restated	As Previously Reported	Restatement Adjustments	As Restated
Operating Activities:
Cash flows from operating activities :
Net loss	$(785,372)	$(526,033)	$(1,311,405)	$(2,688,915)	$(7,152,697)	$2,054,422	$(5,098,275)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of convertible debt discount	237,948	(34,607)	203,341	-	273,670	(17,062)	256,608
Beneficial conversion feature	-		-	-	5,000	-	5,000
Issuance of common stock for services	10,000	-	10,000	115,391	300,177	(390)	299,787
Issuance of common stock for compensation	-	125,000	125,000	1,657,500	3,315,000	(1,532,500)	1,782,500
Issue of common stock for impaired asset purchase	-		-	345,350	690,700	(345,350)	345,350
Issuance of common stock for finance costs	-	-	-	182,791	365,582	(182,791)	182,791
Gain/loss on stock issuance				168,591	-	168,591	168,591
Issuance of subsidiary common stock for services prior to acquisition	-		-	-	50	-	50
Forfeiture of deposit on landfill	150,000		150,000		150,000	-	150,000
Loss on settlement of convertible promissory notes		321,624	321,624			321,624	321,624
Loss on settlement of accounts payable	-		-	-	518,122	(518,122)	-
Loss on foreign currency translations			-		1,113	-	1,113
Gain (loss) derivative		(237,151)	(237,151)			(320,583)	(320,583)
Derivative expense		366,419	366,419			488,784	488,784
Changes in operating assets and liabilities:			-		-	-	-
Accounts receivables	-	-	-	-	(166)	(1,939)	(2,105)
Prepaid expenses	-		-	(6,667)	(900)	-	(900)
Accrued interest	-	41,435	41,435			41,435	41,435
Accounts payable and accrued liabilities	80,573	(38,288)	42,285	54,829	281,917	(137,722)	144,195
Accrued salaries and wages	108,772	-	108,772		108,772	-	108,772
Accounts payable - related parties	1,799	(1,799)	-	102,860	322,247	(1,799)	320,448
Cash used in operating activities	(196,280)	16,600	(179,680)	(68,270)	(821,413)	16,598	(804,815)

Investing Activities:
Notes receivable	-			-	(5,000)	-	(5,000)
Issuance of subsidiary stock for cash prior to acquisition	-			-	950	-	950
Deposit on purchase of Davison landfill	(150,000)		(150,000)		(150,000)	-	(150,000)
Purchase of land	-			-	(27,752)	-	(27,752)
Cash used in investing activities	(150,000)		(150,000)	-	(181,802)	-	(181,802)

Financing Activities:
Stock payable	-		-	-	150,000	-	150,000
Proceeds from assignment of stock purchase agreement	36,000		36,000	-	36,000	-	36,000
Advances from related party	-		-	62,965	197,925	-	197,925
Payments on advances from related party	-		-	-	(7,160)	-	(7,160)
Proceeds from convertible notes	165,600	(16,600)	149,000	-	327,700	(16,600)	311,100
Proceeds from convertible notes - related party	150,500		150,500	5,000	155,500	-	155,500
Issuance of subsidiary stock for cash	-		-	-	150,000	-	150,000
Cash provided by financing activities	352,100	(16,600)	335,500	67,965	1,009,965	(16,600)	993,365

Increase (decrease) in cash	5,820		5,820	(305)	6,750	(2)	6,748

Cash, beginning of period	1,007	(2)	1,005	316	77	-	77
Cash, end of period	$6,827	$(2)	$6,825	$11	$6,827	$(2)	$6,825

Supplemental disclosure of non-cash investing and financing activities:
Shares issued for settlement of convertible notes payable	$286,412	$(118,287)	$168,125	$-	$286,412	$(118,287)	$168,125
Shares issued for intangible assets	$-		$-	$345,350	$-	$-	$-
Spin-out of subsidiary	$-		$-	$250,028	$250,208	$-	$250,208
Shares issued to settle accounts payable	$-		$-	$65,939	$65,939	$-	$65,939
Deemed distribution to majority shareholder	$-		$-	$-	$150,000	$-	$150,000
Convertible notes issued to settle accounts payable	$15,900	$(15,900)	$-	$-	$15,900	$(15,900)	$-
Stock payable issued to settle accounts payable - related party	$135,996	$2,001	$137,997	$-	$135,996	$2,001	$137,997
Stock payable issued to settle due to related party	$20,000	$(20,000)	$-	$-	$20,000	$(20,000)	$-
Stock payable issued to settle convertible notes payable - related party	$5,000	$(5,000)	$-	$-	$5,000	$(5,000)	$-

The accompanying notes are an integral part of these consolidated financial statements.

22

CIRQUE ENERGY, INC.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Balance Sheets

(Unaudited)

	As Previously Reported September 30, 2013	Restatement Adjustments	As Restated September 30, 2013	As Previously Restated December 31, 2012
Assets:
Current assets:
Cash	$15,931	$(2)	$15,929	$1,005
Accounts receivable	166	(166)	-	-
Total current assets	16,097	(168)	15,929	1,005

Equipment (net of depreciation)	4,895		4,895
Land	27,752		27,752	27,752
Total Assets	$48,744	$(168)	$48,576	$28,757

Liabilities and Stockholders' Deficit:
Current liabilities:
Accounts and other payables	$318,319	$(47,839)	$270,480	$162,721
Accounts payable - related party	5,129		5,129	139,326
Accrued salaries and wages	125,000		125,000	-
Due to related party	192,662	1,761	194,423	203,423
Convertible notes - related party	233,095	(7,595)	225,500	70,307
Convertible notes - (net of $271,357 and $108,006 unamortized discount, respectively)	362,743	(335,261)	27,482	53,268
Derivative liability		480,851	480,851	193,933
Accrued interest		32,322	32,322	17,869
Total current liabilities	1,236,948	124,239	1,361,187	840,847

Total Liabilities	1,236,948	124,239	1,361,187	840,847

Stockholders' Deficit
Preferred stock, no par value 4,986,580 shares authorized and no shares issued.	-		-	-
Class A Preferred stock , $10 par value 13,420 shares authorized and no shares issued.	-	134,200	134,200	-
Common stock, Par Value $0.001, Authorized 300,000,000 shares Issued 145,285,887 and 62,636,850 shares outstanding at June 30, 2013 and December 31, 2012, respectively	145,289		145,289	62,636
Additional paid-in capital	10,377,436	(2,067,442)	8,309,994	7,192,873
Stock payable	381,604	(65,450)	316,154	233,607
Accumulated deficit	(4,514,336)		(4,514,336)	(4,514,336)
Accumulated deficit development stage	(7,578,197)	1,874,285	(5,703,912)	(3,786,870)
Total Shareholders Deficit	(1,188,204)	(124,407)	(1,312,611)	(812,090)
Total Liabilities and Shareholders Deficit	$48,744	$(168)	$48,576	$28,757

The accompanying notes are an integral part of these consolidated financial statements.

23

CIRQUE ENERGY, INC.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

 Restated Consolidated Statements of Operations

(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,				Development Stage
	2013			2012	2013			2012	April 1 2010 to September 30, 2013
	As Previously Reported	Re- statement Adjust- ments	As Restated	As Previously Restated	As Previously Reported	Re- statement Adjust- ments	As Restated	As Previously Restated	As Previously Reported	Re- statement Adjust- ments	As Restated
Sales	$-	$-	$-	$-	$-	$-	$-	$12	$219	$(12)	$207
Cost of sales	-	-	-	-	-	-	-	-	-	-	-
Gross profit	-	-	-	-	-	-	-	12	219	(12)	207

Bank service charges	1,307	-	1,307	1,816	2,767	-	2,767	3,044	9,094	(39)	9,055
New zoo revue	-	-	-	-	-	-	-	257	17,811	(257)	17,554
Development projects	-	-	-	-	-	-	-	-	14,125	-	14,125
Office and miscellaneous expenses	8,966	-	8,966	2,783	16,538	-	16,538	2,991	34,507	6,008	40,515
Executive and directors compensation	131,335	93,750	225,085	42,500	314,462	218,750	533,212	1,820,000	4,121,432	(1,675,314)	2,446,118
Waste project expenses	-	-	-	72,796	-	-	-	160,604	221,291	(17,226)	204,065
Professional fees	86,600	-	86,600	96,516	269,856	-	269,856	205,655	851,256	139,284	990,540
Investor relations	11,782	-	11,782	3,000	22,483	-	22,483	18,000	56,563	(14,000)	42,563
Travel expenses	11,962	-	11,962	1,503	17,656	-	17,656	1,504	36,008	16,850	52,858
Forfeiture of deposit on landfill	-	-	-	-	150,000	-	150,000	-	150,000	-	150,000
Loss of settlement of account payable	-	-	-	-	-	-	-	-	518,122	(518,122)	-
Other financing costs	-	-	-	-	-	-	-	182,791	365,582	(182,791)	182,791
Impairment of intangible assets	-	-	-	-	-	-	-	345,350	691,149	(345,350)	345,799
Total operating expense	251,952	93,750	345,702	220,914	793,762	218,750	1,012,512	2,740,196	7,086,940	(2,590,957)	4,495,983

Operating loss	(251,952)	(93,750)	(345,702)	(220,914)	(793,762)	(218,750)	(1,012,512)	(2,740,184)	(7,086,721)	2,590,945	(4,495,776)

Other Expense		(317)	(317)	-	-	-	-	-	-	-	-
Debt Discount	-	-	-	-	-	-	-	-	-	-	-
Foreign exchange translation loss	-	-	-	-	-	-	-	-	(1,113)	-	(1,113)
Gain/loss on stock issuance	-	-	-	-	-	-	-	-	-	(168,591)	(168,591)
Derivative expense	-	(339,051)	(339,051)	(34,100)	-	(705,470)	(705,470)	(34,100)	-	(827,835)	(827,835)
Amortization of debt discount	-	(41,628)	(41,628)	(13,556)	-	(244,969)	(244,969)	(13,556)	-	(298,236)	(298,236)
Loss on issuance of convertible promissory notes	-	(331,556)	(331,556)	-	-	(653,180)	(653,180)	(17,272)	-	(653,180)	(653,180)
( Loss) gain on derivative	-	492,900	492,900	(17,272)	-	730,051	730,051	(168,591)	-	813,483	813,483
Interest expense	(173,548)	133,265	(40,283)	(945)	(417,110)	386,148	(30,962)	(1,999)	(490,363)	417,699	(72,664)
Total other expense	(173,548)	(86,387)	(259,935)	(65,873)	(417,110)	(487,420)	(904,530)	(235,518)	(491,476)	(716,660)	(1,208,136)
Net loss	(425,500)	(180,137)	(605,637)	(286,787)	(1,210,872)	(706,170)	(1,917,042)	(2,975,702)	(7,578,197)	1,874,285	(5,703,912)

Net loss per common share - Basic	(0.00)		(0.00)	(0.00)	(0.01)		(0.02)	(0.06)
Weighted average common shares outstanding - Basic	128,278,930		128,278,930	62,579,717	88,915,613		88,915,613	48,442,388

The accompanying notes are an integral part of these consolidated financial statements.

24

CIRQUE ENERGY, INC.

f/k/a Green Energy Renewable Solutions, Inc.

(A Development Stage Company)

Restated Consolidated Statements of Cash Flows

(Unaudited)

	For the nine months ended September 30,				Development Stage
	2013			2012	April 1, 2010 to September 30, 2013
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Restated	As Previously Reported	Restatement Adjustments	As Restated
Operating Activities:
Cash flows from operating activities :
Net loss	$(1,210,872)	$(706,170)	$(1,917,042)	$(2,975,702)	$(7,578,197)	$1,874,285	$(5,703,912)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of convertible debt discount	407,846	(162,877)	244,969	47,656	443,568	(145,332)	298,236
Depreciation	258	-	258		258	-	258
Beneficial conversion feature	-		-	-	5,000	-	5,000
Issuance of common stock for services	10,000		10,000	140,091	300,177	(390)	299,787
Issuance of common stock for compensation	-	218,750	218,750	1,657,500	3,315,000	(1,438,750)	1,876,250
Issue of common stock for impaired asset purchase	-		-	345,350	690,700	(345,350)	345,350
Issuance of common stock for finance costs	-		-	182,791	365,582	(182,791)	182,791
Issuance of subsidiary common stock for services prior to acquisition	-		-	-	50	-	50
Forfeiture of deposit on landfill	150,000		150,000		150,000	-	150,000
Loss on settlement of accounts payable	-		-	-	518,122	(518,122)	-
Loss on foreign currency translations	-		-	-	1,113	-	1,113
Gain/loss on issuance of stock			-	168,591		168,591	168,591
Derivative Expense		705,470	705,470	17,272		827,835	827,835
Gain on derivative liability		(730,051)	(730,051)			(813,483)	(813,483)
Loss on settlement of convertible promissory notes		653,180	653,180			653,180	653,180
Non-cash conversion of notes		-	-			-	-
Non-cash Accounts payable		-	-			-	-
Changes in operating assets and liabilities:			-		-	-	-
Accounts receivables	-		-	-	(166)	(1,939)	(2,105)
Deposits	-		-	-	(900)	-	(900)
Prepaid Expenses			-	(3,021)		-	-
Accounts payable and accrued liabilities	134,446	(48,194)	86,252	64,429	335,790	(147,628)	188,162
Accrued salaries and wages	125,000	-	125,000		125,000	-	125,000
Accrued Interest		65,291	65,291			65,291	65,291
Accounts payable - related parties	1,799	(1,799)	-	91,540	322,247	(1,799)	320,448
Cash used in operating activities	(381,523)	(6,400)	(387,923)	(263,503)	(1,006,656)	(6,402)	(1,013,058)

Investing Activities:
Notes receivable	-			-	(5,000)	-	(5,000)
Issuance of subsidiary stock for cash prior to acquisition	-			-	950	-	950
Deposit on purchase of Davison landfill	(150,000)		(150,000)		(150,000)	-	(150,000)
Purchase of Equipment	(5,153)		(5,153)		(5,153)	-	(5,153)
Purchase of land	-		-	-	(27,752)	-	(27,752)
Cash used in investing activities	(155,153)	-	(155,153)	-	(186,955)	-	(186,955)

Financing Activities:
Stock payable	-		-	155,000	150,000	-	150,000
Proceeds from assignment of stock purchase agreement	75,000	11,000	86,000	-	75,000	11,000	86,000
Advances from related party	11,000	(11,000)	-	68,121	208,925	(11,000)	197,925
Payments on advances from related party	-		-	(7,160)	(7,160)	-	(7,160)
Proceeds from convertible notes	315,100	6,400	321,500	65,000	477,200	6,400	483,600
Proceeds from convertible notes - related party	150,500		150,500	5,000	155,500	-	155,500
Issuance of subsidiary stock for cash	-		-	-	150,000	-	150,000
Cash provided by financing activities	551,600	6,400	558,000	285,961	1,209,465	6,400	1,215,865

Increase (decrease) in cash	14,924		14,924	22,458	15,854	(2)	15,852

Cash, beginning of period	1,007	(2)	1,005	316	77		77
Cash, end of period	$15,931	$(2)	$15,929	$22,774	$15,931	$(2)	$15,929

Supplemental disclosure of non-cash investing and financing activities:
Shares issued for settlement of convertible notes payable	$553,744	$(232,151)	$321,593	$-	$553,744	$(232,151)	$321,593
Shares issued for intangible assets	$-	$-	$-	$345,350	$-	$-	$-
Spin-out of subsidiary	$-	$-	$-	$250,028	$250,208	$-	$250,208
Shares issued to settle accounts payable	$-	$-	$-	$65,939	$65,939	$-	$65,939
Deemed distribution to majority shareholder	$-	$-	$-	$-	$150,000	$-	$150,000
Convertible notes issued to settle accounts payable	$15,900	$(15,900)	$-	$-	$15,900	$(15,900)	$-
Stock payable issued to settle accounts payable - related party	$135,996	$2,001	$137,997	$-	$135,996	$2,001	$137,997
Stock payable issued to settle due to related party	$20,000	$(20,000)	$-	$-	$20,000	$(20,000)	$-
Stock payable issued to settle notes payable - related party	$5,000	$(5,000)	$-	$-	$5,000	$(5,000)	$-
Convertible note issued to settle convertible notes payable-related party	$65,000	$(65,000)	$-	$-	$65,000	$(65,000)	$-

The accompanying notes are an integral part of these consolidated financial statements.

25

Liquidity and Capital Resources

During the year ended December 31, 2013 net cash used in operating activities totaled $584,509. Cash generated by financing activities was $747,500, resulting primarily from the issuance of convertible notes, and cash used in investing activities totaled $155,155. Increase in cash for the period was $7,836.

During the year ended December 31, 2012 net cash used in operating activities totaled $377,374. Cash generated by financing activities was $378,063, resulting primarily from the sale of common stock for cash and the issuance of convertible notes, and cash used in investing activities totaled $-0-. Increase in cash for the period was $689.

Cash Flow Requirements for Operations

As of December 31, 2013 we had available cash of $8,841. Based on our historical cash needs and our business plan, we require approximately $1,200,000 for operations for the coming year. We currently have legal and accounting expenses with no revenue generating operations. We rely on sale of our common shares and advances from our majority shareholders and various convertible debt facilities to fund our operating needs.

Going Concern

Our continuation as a going concern is dependent upon obtaining the additional working capital necessary to sustain our current status. As shown in the accompanying financial statements, the Company has incurred an accumulated deficit of $11,505,084 at December 31, 2013. Management plans to seek additional financing through the issuance of debt securities or the sale of the Company’s common stock through private placements. There is no assurance that the Company will raise sufficient funds to continue. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements or financing activities with special purpose entities.

ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Not applicable because our company is a Smaller Reporting Company.

ITEM 8.	FINANCIAL STATEMENTS AND SUPPLEMENTAL DATA

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

Detroit, Michigan

We have audited the accompanying consolidated balance sheets of Cirque Energy, Inc. f/k/a Green Energy Renewable Solutions, Inc., as of December 31, 2013 and 2012, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cirque Energy, Inc. f/k/a Green Energy Renewable Solutions, Inc., as of December 31, 2013 and 2012 and the results of their operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that Cirque Energy, Inc. f/k/a Green Energy Renewable Solutions, Inc. will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has incurred losses from operations, has negative working capital and is in need of additional capital to grow its operations so that it can become profitable.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans with regard to these matters are described in Note 3. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KLJ & Associates, LLP
KLJ & Associates, LLP

St. Louis Park, MN

January 12, 2015

27

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

Consolidated Balance Sheets

		(Restated)
	December 31,	December 31,
	2013	2012

Assets:
Current assets:
Cash	$8,841	$1,005
Total current assets	8,841	1,005

Land	27,752	27,752
Equipment, net	4,637	-
Total Assets	$41,230	$28,757

Liabilities and Stockholders' Deficit:
Current liabilities:
Accounts and other payables	$287,292	$162,721
Accounts and other payables - related party	5,129	139,326
Accrued salaries and wages - related party	224,758	-
Accrued interest	22,013	17,869
Due to related party	-	203,423
Notes payable	358,923	-
Notes payable - related party	-	70,307
Convertible notes - (net of $360,986 and $108,006 unamortized discount)	116,918	53,268
Derivative liability	1,055,755	193,933
Total current liabilities	2,070,788	840,847

Total Liabilities	2,070,788	840,847

Stockholders' Deficit
Preferred stock, $0.001 par value 19,986,580 shares authorized and no shares issued	-	-
Class A Preferred stock, $10 par value 13,420 and -0- shares authorized and issued as of December 31, 2013 and 2012, respectively	134,200	-
Common stock, Par Value $0.001, 300,000,000 shares authorized, 163,934,049 and 62,636,850 shares outstanding at December 31, 2013 and 2012, respectively	163,931	62,636
Additional paid-in capital	8,748,320	7,192,873
Stock payable	429,075	233,607
Accumulated deficit development stage	(11,505,084)	(8,301,206)
Total Stockholders' Deficit	(2,029,558)	(812,090)
Total Liabilities and Stockholders' Deficit	$41,230	$28,757

The accompanying notes are an integral part of these consolidated financial statements.

28

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

Consolidated Statements of Operations

	For the years ended December 31,
	2013	2012 (Restated)
Sales	$-	$-
Cost of sales	-	-
Gross profit	-	-

Bank service charges	4,018	3,904
Development projects	5,800	-
Office and miscellaneous	26,870	12,804
Executive and directors compensation	769,636	1,912,906
Waste project	-	165,222
Professional fees	338,731	352,928
Investor relations	37,957	19,080
Travel	39,185	19,930
Forfeiture of deposit on landfill	150,000
Other financing costs	-	182,791
Impairment of intangible assets	-	345,350
Total operating expense	1,372,197	3,014,915

Operating loss	(1,372,197)	(3,014,915)

Amortization of debt discount	(489,803)	(53,267)
Derivative expense	(1,373,813)	(122,365)
Gain on settlement of debt	20,693	-
Loss on stock issuance	-	(168,591)
Loss on settlement of promissory convertible notes	(1,024,869)	-
Gain on derivative liability	1,148,991	83,432
Interest expense	(112,880)	(20,702)
Total other (income) expense	(1,831,681)	(281,493)
Net loss	$(3,203,878)	$(3,296,408)

Net loss per common share	$(0.03)	$(0.07)

Weighted average common shares outstanding	95,514,332	48,442,388

The accompanying notes are an integral part of these consolidated financial statements.

29

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

Consolidated Statements of Stockholders’ Deficit

	Preferred Stock A		Common Stock
	Shares	Amount	Shares	Amount	Additional Paid-In Capital	Stock Payable	Accumulated Deficit	Total Equity

Balance at December 31, 2011	-	$-	18,505,052	$9,252	$4,356,027	$-	$(5,004,798)	$(639,519)

Shares issued for services	-	-	1,610,824	886	114,675	-	-	115,561

Shares issued for asset purchase	-	-	9,209,334	4,605	340,745	-	-	345,350

Shares issued for secured note default penalty	-	-	7,311,640	3,656	179,135	-	-	182,791

Subsidiary spin-out share distribution	-	-	-	-	259,028	-	-	259,028

Shares issued for compensation	-	-	13,000,000	6,500	1,651,000	-	-	1,657,500

Shares issued to settle debt	-	-	13,000,000	6,500	318,500	-	-	325,000

Stock dividend/split	-	-	-	31,237	(31,237)	-	-	-

Shares to be issued for cash	-	-	-	-	-	150,000	-	150,000

Shares to be issued for services	-	-	-	-	-	83,607	-	83,607

Beneficial conversion feature for convertible note	-	-	-	-	5,000	-	-	5,000

Net loss	-	-	-	-	-	-	(3,296,408)	(3,296,408)

Balance at December 31, 2012 (Restated)	-	-	62,636,850	62,636	7,192,873	233,607	(8,301,206)	(812,090)

Shares issued for debt conversion	-	-	101,297,199	101,295	1,326,619	-	-	1,427,914

Forfeiture and purchase of subscription agreement deposit and receivable	-	-	-	-	225,000	(150,000)	-	75,000

Shares to be issued for services	-	-	-	-	-	10,000	-	10,000

Forgiveness of related party debt related to issuance of stock for payables	-	-	-	-	3,828	-	-	3,828

Shares issued for related party payable conversions	13,420	134,200	-	-	-	22,968	-	157,168

Shares to be issued for officer and directors liabilities	-	-	-	-	-	312,500	-	312,500

Net loss	-	-	-	-	-	-	(3,203,878)	(3,203,878)

Balance at December 31, 2013	13,420	$134,200	163,934,049	$163,931	$8,748,320	$429,075	$(11,505,084)	$(2,029,558)

The accompanying notes are an integral part of these consolidated financial statements.

30

Cirque Energy, Inc.

f/k/a Green Energy Renewable Solutions, Inc.

Consolidated Statements of Cash Flows

	For the years ended December 31,
	2013	2012 (Restated)

Operating Activities

Cash flows from operating activities :
Net loss	$(3,203,878)	$(3,296,408)

Adjustments to reconcile net loss to net cash used in operating activities:

Amortization of debt discount	489,803	53,267

Depreciation	518	-

Beneficial conversion feature	-	5,000

Issuance of common stock for services	10,000	289,637

Issuance of common stock for executive and director compensation	312,500	1,657,500

Issuance of common stock for impaired asset purchase	-	345,350

Issuance of common stock for finance costs	-	182,791

Forfeiture of deposit on landfill	150,000	-

Gain on settlement of debt	(20,694)	-

Loss on settlement of accounts payable	-	-

Loss on settlement of convertible promissory notes	1,024,869	-

Derivative expense	1,373,813	122,365

Gain on derivatives	(1,148,991)	(83,432)

Gain on stock issuance		168,591

Changes in operating assets and liabilities:
Accounts receivables	-	(1,939)

Accounts payable and accrued liabilities	126,057	95,678

Accrued salaries and wages	224,758	-

Accounts payable-related parties	-	84,226

Accrued interest	76,736	-

Cash used in operating activities	(584,509)	(377,374)

Investing Activities:

Deposit on purchase of Davison landfill	(150,000)	-

Purchase of equipment	(5,155)	-

Cash used in investing activities	(155,155)	-

Financing Activities:

Proceeds from stock purchase agreement	-	150,000

Proceeds from assignment of stock purchase agreement	75,000	-

Advances from related party	-	68,123

Payments on advances from related party	-	(7,160)

Proceeds from convertible note	522,000	162,100

Proceeds from convertible note-related party	150,500	5,000

Issuance of subsidiary stock for cash	-	-

Cash provided by financing activities	747,500	378,063

Increase in cash	7,836	689

Cash, beginning of period	1,005	316

Cash, end of period	$8,841	$1,005

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:

Interest	$-	$-

Income tax	$-	$-

Non-cash investing and financing activities:
Shares issued for settlement of convertible notes payable	$403,051	$-

Spin-out of subsidiary	$-	$250,028

Shares issued to settle stock payable	$-	$65,939

Convertible note issued to settle convertible notes payable - related party	$115,000	$-

Stock payable issued to settle accounts payable - related party	$134,200	$-

The accompanying notes are an integral part of these consolidated financial statements.

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Notes to Financial Statements

Note 1 – Nature of Operations

The Company was incorporated in Florida on July 16, 1998 under the name of Salty’s Warehouse, Inc. and was engaged in selling name brand consumer products over the Internet. The Company focused on selling consumer electronics and audio-video equipment such as speakers, amplifiers, and tuners, although the Company also sold assorted other goods such as watches, sunglasses and sports games. On December 11, 2006, owners of an aggregate of 22,450,000 shares of common stock, of Salty’s Warehouse, Inc. sold in a private transaction all of the shares held by them to a group of approximately 54 purchasers. As a result of this transaction, a change of control in the Company occurred resulting in a change in the name of the Company to E World Interactive, Inc. (the “Company” or “E World”). At that time, E World mainly engaged in selling of online game services and media production business in Mainland China.

Having operated in this sector for some time, the Company then disposed of its subsidiaries Shanghai E World China Information Technologies Co., Ltd (“E World China”) and Mojo Media Works Limited in August 2008, and following this ceased all business in online game and media production business and became a dormant shell company.

In March of 2009, the Company entered into a stock purchase agreement with Blue Atelier, Inc. Blue Atelier acquired 25,000,000 newly authorized and issued common stock of E World Interactive Inc. (“EWRL”) after E World executed a forty to one reverse split of the issued and outstanding common stock and also entered into a series of agreements with various holders of Convertible Notes to convert its notes payable plus accumulated interest to E World Common Stock in the aggregate to 6,872,830 shares of common stock. As a result of this transaction, a change of control in the Company occurred in E World Interactive, Inc. with Blue Atelier then owning 75% of the outstanding common stock of E World.

In May 2010, the Company acquired 100% of the outstanding common stock of Media and Technology Solutions, Inc., a Nevada corporation with a variety of media and related interests in rights and emerged from dormant shell status. The consideration for the purchase of Media and Technology was 10,000,000 shares of E World Common Stock and Blue Atelier Inc., the principle shareholder of Media and Technology is also the largest shareholder in E World. Following this acquisition, E World moved its principal office to Las Vegas, Nevada. The acquisition of Media and Technology has been accounted for similar to a pooling in accordance with GAAP because the entities were under common control.

On September 17, 2011, E World entered into a letter of intent (the “LOI”) with Green Renewable Energy Solutions, Inc. (“GRES”) the purpose of which is to acquire the assets of GRES which included certain contracts for the acceptance, processing and disposal of construction and demolition waste and as part of this agreement, E World changed its name to Green Energy Renewable Solutions (“Green Energy Renewable Solutions” or “GERS”), effective December 12, 2011. As part of this LOI, Green Energy Renewable Solutions (F/K/A E World Interactive, Inc.) would complete a 5 to 1 reverse split, spin-out its subsidiary company E World Corp and Media and Technology Solutions, Inc. and complete the transaction with the issuance of stock for the purchase of the assets of Green Renewable Energy Solutions, Inc.

On January 26, 2012, Green Energy Renewable Solutions, Inc. (F/K/A E World Interactive, Inc.) completed the 5 to 1 reverse split and on February 1, 2012 E World Corp. including its subsidiary company, Media and Technology Solutions, Inc. was spun-out as a separate private company by way of share dividend with one E World Corp. share issued for every share held on the date of the reverse split approval. FINRA approved the name change and reverse split on January 26, 2012.

On February 4, 2012, Green Renewable Energy Solutions, Inc. executed the Asset Purchase Agreement with Green Energy Renewable Solutions, Inc. (F/K/A E World Interactive, Inc.), the issuer herein. Under the terms of the Asset Purchase Agreement Green Energy Renewable Solutions (F/K/A E World Interactive, Inc.), purchased all of the assets of Green Renewable Energy Solutions, Inc. for 4,604,667 common shares of Green Energy Renewable Solutions, Inc. (F/K/A E World Interactive, Inc.) and a further 2,302,333 common shares of deferred consideration.

On April 29, 2013, the Company formed Green Harvest Landfill, LLC as a Delaware limited liability company to be a solely owned subsidiary for the sole purpose of acquiring the Davison Landfill. An offer was made and accepted by the bankruptcy trustee who was in possession of the Davison landfill. Subsequently, the transaction did not close and the Green Harvest Landfill, LLC lays dormant.

On May 15, 2013, the Company entered into a contribution agreement with Cirque Energy II, LLC whereby Cirque Energy II, LLC would contribute all of its assets in exchange for stock in the Company. Included in Cirque Energy II, LLC assets were three subsidiary limited liability companies; The Prototype Company LLC, Gaylord Power Station, LLC, and Midland Renewable Energy Station, LLC. The transaction awaits regulatory approval of language to be included in a proxy statement for approval of 300,000,000 additional authorized shares of common stock and is currently not reflected in the financial statements.

In July 2013, Green Energy Renewable Solutions, Inc. requested a name change to Cirque Energy Inc. (the “Company”) by amending its articles of incorporation with the State of Florida, which was granted. FINRA approval of the name change and change in trading symbol continues to be pending.

Cirque Energy, Inc.’s key area of business is focused on the securing of waste streams, including but not limited to: construction, demolition, and municipal solid waste streams and maximizing their values by recycling and waste to energy opportunities.

On November 14, 2013, Cirque Energy, Inc. and Northrop Grumman Systems Corporation entered into a Joint Development Agreement to continue the technology development of a Deployable Gasification Unit (DGU) and towards this end, to develop a DGU prototype for testing and demonstration. In consideration for Cirque Energy, Inc. to fund and develop a test unit, Northrop Grumman wishes to permit its intellectual Property to be used by Cirque Energy and, provided a prototype is a success and the device is deemed viable, a division of responsibilities, obligations and customer sales privileges will be outlined in a mutually drafted and agreed to Business and Marketing Plan that will further define the intent of this Joint development agreement.

On February 1, 2014, Cirque Energy, Inc. changed its head office to 645 Griswold, Suite 3274, Detroit, MI 48226 from 243 W. Congress, Suite 350, Detroit, MI 48226.

Restatement

During the year ended December 31, 2012, the Company issued convertible promissory notes (“Notes”) as described in Note 7. These Notes were originally accounted for in accordance with ASC 480, Liabilities — Distinguishing Liabilities from Equity. The Company determined that it is not appropriate to account for these Notes under ASC 480 as the monetary value is not predominately based on one of three factors in ASC 480-10-25-14 due to the underlying volatility of the Company stock and the conversion formula of the Notes. As such, the conversion feature of the Notes is accounted for in accordance with ASC 815, Derivatives and Hedging. The application of ASC 815 results in the recognition of a derivative liability for the conversion feature embedded in the Notes. In addition, there were several liabilities that were paid by the issuance of common stock prior to June 27, 2012. On June 27, 2012 a stock dividend/forward split of one share for every existing share as of the date of record. These liabilities were recorded in error as being valued at the post dividend/forward split value rather than at the value as of the date of issuance. These changes in values are reflected in the following Notes.

32

A summary of the effect of the restatement is as follows:

	As Previously Reported	Restatement Adjustments	As Restated

Consolidated Balance Sheet - December 31, 2012

Cash	$1,007	$(2)	$1,005

Accounts receivable	$166	$(166)	$-

Total current assets	$1,173	$(168)	$1,005

Total assets	$28,925	$(168)	$28,757

Accounts and other payable	$211,159	$(48,438)	$162,721

Due to Related Party	$201,662	$1,761	$203,423

Convertible notes - related party	$70,000	$307	$70,307

Convertible notes	$197,822	$(144,554)	$53,268

Derivative liability	$-	$193,333	$193,333

Total liabilities	$819,969	$20,878	$840,847

Common stock	$62,637	$(1)	$62,636

Additional paid in capital	$9,794,373	$(2,601,500)	$7,192,873

Accumulated deficit during development stage	$(6,367,325)	$2,580,455	$(3,786,870)

Total Stockholders’ Deficit	$(791,044)	$(21,046)	$(812,090)

Total liabilities and stockholders’ deficit	$28,925	$(168)	$28,757

Consolidated Statement of Operations- For the Year Ended December 31, 2012

Sales	$12	$(12)	$-

Bank service charges	$3,943	$(39)	$3,904

New zoo revue	$257	$(257)	$-

Office and miscellaneous expenses	$6,796	$6,008	$12,804

Executive and directors compensation	$3,526,970	$(1,614,064)	$1,912,906

Waste project expenses	$182,448	$(17,226)	$165,222

Professional fees	$493,643	$(140,715)	$352,928

Investor relations	$33,080	$(14,000)	$19,080

Travel Expenses	$3,081	$16,849	$19,930

Loss on settlement of accounts payable	$518,122	$(518,122)	$-

Other financing costs	$365,582	$(182,791)	$182,791

Impairment of assets	$690,700	$(345,350)	$345,350

Total operating expense	$5,824,622	$(2,809,707)	$3,014,915

Operating loss	$(5,824,610)	$2,809,695	$(3,014,915)

Amortization of debt discount	$-	$(53,267)	$(53,267)

Derivative Expense	$-	$(122,365)	$(122,365)

Gain/loss on issuance of stock	$-	$168,591	$168,591

Loss on derivative	$-	$83,432	$83,432

Interest expense	$(52,253)	$31,551	$(20,702)

Total other (income) expense	$(52,253)	$(229,240)	$(281,493)

Net loss	$(5,876,863)	$2,580,455	$(3,296,408)

Net loss per common share	$0.12	$(0.05)	$0.07

Consolidated Statement of Cash Flows - For the Year Ended December 31, 2012

Net loss	$(5,876,863)	$2,580,455	$(3,296,408)

Amortization of convertible debt discount	$35,722	$17,545	$53,267

Issuance of common stock for services	$290,027	$(390)	$289,637

Issuance of common stock for compensation	$3,315,000	$(1,657,500)	$1,657,500

Issuance of common stock for impaired asset purchase	$690,700	$(345,350)	$345,350

Issuance of common stock for finance costs	$365,582	$(182,791)	$182,791

Loss on settlement of accounts payable	$518,122	$(518,122)	$-

Derivative expense	$-	$122,365	$122,365

Gain on derivatives	$-	$(83,432)	$(83,432)

Gain/loss on stock issuance	$-	$168,591	$168,591

Accounts receivables	$-	$(1,939)	$(1,939)

Accounts payable and accrued liabilities	$195,112	$(99,434)	$95,678

Cash used in operating activities	$377,372	$2	$377,374

Increase of cash	$691	$(2)	$689

Cash, end of period	$1,007	$(2)	$1,005

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Note 2 - Summary of Significant Accounting Policies

a)	Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Significant accounting policies followed by the Company in the preparation of the accompanying consolidated financial statements are summarized below.

b)	Principles of Consolidation

The consolidated financial statements include the accounts of Cirque Energy Inc. and its wholly owned subsidiaries. On July 27, 2011 the Company incorporated a new wholly owned subsidiary E World Corp. and on May 24, 2010, the company had acquired 100% of the outstanding stock of Media and Technology Solutions, Inc. On the date of acquisition, Media and Technology was 95% owned by Blue Atelier, Inc., the majority shareholder of the Company and the acquisition was accounted by means of a pooling of the entities from the date of inception of Media and Technology on February 1, 2010 because the entities were under common control. All significant inter-company transactions and balances have been eliminated. Ownership of Media and Technology Solutions, Inc. was transferred to E World Corp., a transaction which had no effect on the consolidated financial statements at December 31, 2011. On February 4, 2012, E World Corp. was spun-out of the Company. On April 29, 2013, the Company formed Green Harvest Landfill, LLC as a Delaware limited liability company to be a solely owned subsidiary for the sole purpose of acquiring the Davison Landfill. All significant inter-company transactions and balances have been eliminated.

c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturities of three months or less at the time of issuance to be cash equivalents.

d)	Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and footnotes thereto. Actual results could differ from those estimates.

e)	Significant Risks and Uncertainties

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The Company's management believes that changes in any of the following areas could have a material adverse effect on the Company's future financial position, results of operations or cash flows: the Company's limited operating history; the Company’s ability to acquire new companies with profitable operations; the company’s ability to generate revenue and positive cash flow; advances and trends in new technologies and industry standards; competition from other competitors; regulatory related factors; risks associated with the Company's ability to attract and retain employees necessary to support its growth; and risks associated with the Company's growth strategies.

f)	Impairment of Long-Lived Assets and Intangible Assets

Long-lived assets and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company assesses the recoverability of the long-lived assets and intangible assets (other than goodwill) by comparing the carrying amount to the estimated future undiscounted cash flow associated with the related assets. The Company recognizes impairment of long-lived assets and intangible assets in the event that the net book value of such assets exceeds the estimated future undiscounted cash flow attributed to such assets. The Company uses estimates and judgments in its impairment tests and if different estimates or judgments had been utilized, the timing or the amount of the impairment charges could be different.

g)	Leases

Leases for which substantially all of the risks and rewards of ownership of assets remain with the leasing company are accounted for as operating leases.

h)	Taxation

The Company accounts for income taxes under the provisions of Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 740, “Income Taxes”. Under ASC 740, income taxes are accounted for under the asset and liability method. Deferred taxes are determined based upon differences between the financial reporting and tax bases of assets and liabilities at currently enacted statutory tax rates for the years in which the differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period of change. A valuation allowance is provided on deferred tax assets to the extent that it is more likely than not that such deferred tax assets will not be realized. The total income tax provision includes current tax expenses under applicable tax regulations and the change in the balance of deferred tax assets and liabilities. The Company follows the accounting guidance which provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on technical merits. Income tax provisions must meet a more likely-than-not recognition threshold at the effective date to be recognized initially and in subsequent periods.

i)	Basic and Diluted Net Earnings (Loss) Per Share

The Company computes net income (loss) per share in accordance with ASC 205-10, which requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive and is not presented in the accompanying statements.

j)	Fair value of Financial Instruments

The carrying value of the Company’s financial instruments, including cash, amounts due to shareholders/related parties and accounts and other payables approximate their respective fair values due to the immediate or short-term maturity of these instruments.

It is management’s opinion that the Company is not exposed to significant interest, price or credit risks arising from these financial instruments.

k)	Concentration of Credit Risk

Financial instruments that potentially expose the Company to significant concentrations of credit risk consist principally of cash. The Company places its cash with financial institutions with high-credit ratings.

l)	Stock-Based Compensation

The Company has adopted FASB Accounting Standards Codification Topic 718-10, “Compensation- Stock Compensation” (“ASC 718-10”) which requires the measurement and recognition of compensation expense for all stock-based payment awards made to employees and directors. Under the fair value recognition provisions of ASC 718-10, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the vesting period.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached by the FASB ASC 505-50. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-50.

m)	Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-10, “Development Stage Entities”. The amendments in this update remove the definition of a development stage entity from the Master Glossary of the ASC thereby removing the financial reporting distinction between development stage entities and other reporting entities from U.S. GAAP.  In addition, the amendments eliminate the requirements for development stage entities to (1) present inception-to-date information in the statements of income, cash flows, and shareholder equity, (2) label the financial statements as those of a development stage entity, (3) disclose a description of the development stage activities in which the entity is engaged, and (4) disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage. The amendments in this update are applied retrospectively. The adoption of ASU 2014-10 removed the development stage entity financial reporting requirements from the Company.

35

Note 3 – Going Concern

The accompanying consolidated financial statements have been prepared assuming that we will continue as a going concern. The Company has reported no sales during the periods presented and has an accumulated deficit of $11,505,084. Our ability to continue as a going concern is dependent upon the creation of profitable operations. The Company has operated principally with the assistance of interest free loan advances and convertible debt from its major shareholders. We also intend to use other borrowings and security sales to mitigate the effects of our cash position, however, no assurance can be given that debt or equity financing, if and when required, will be available. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities that might be necessary should we be unable to continue as a going concern.

Note 4 – Related Party Transactions

The Company records transactions of commercial substance with related parties at fair value as determined with management. Amounts due to shareholders/related parties are non-interest bearing, unsecured, and due upon demand.

The following is a list of related party balances as of December 31, 2013 and December 31, 2012:

	December 31,	December 31,
	2013	2012

Accounts and other payable, due to related parties	5,129	139,326

Accrued salaries and wages	224,758	-

Due to E World Corp., a related party	-	203,423

Secured note due to E World Corp., a related party	-	65,000

Secured note due to Blue Atelier Inc., a related party	-	5,307

	$229,887	$413,056

During the calendar year of 2013, E World Corp. and Blue Atelier Inc. ceased to be a related party and the disclosures above reflect that change. The secured note due to E World Corp. was paid during 2013 as described in Note 7 below. The “due to E World” was reduced by $20,000 during 2013.

Related party transactions during the period include salary and consultancy fees for the year ending December 31, 2013 as follows:

	For the Year Ended December 31,
	2013	2012

Joe DuRant: CEO, Director	$270,641	$738,000

Gerry Shirren: CFO, Director (through December 31, 2012)	-	395,970

Frank O Donnell: Executive VP Business Development, Director	96,887	778,936

Roger Silverthorn: CFO, Director (effective February 1, 2013)	250,383	-

Richard Fosgitt, Director	141,308	-

Thomas Cote', Director	10,417	-

Total	$769,636	$1,912,906

36

The Company has recorded $21,340 and $0 in payroll tax liabilities during the year ended December 31, 2013 and 2012, respectively, related to payments made to its executives.

	Accrued Compensation to
	be issued in Class B	Class B Convertible	Common Stock after
	Preferred Shares	Preferred Issued ($10 Par)	Conversion

Joe DuRant: CEO, Director	$139,068	13,907	9,595,710

Roger Silverthorn: CFO, Director	159,525	15,953	11,007,225

Richard Fosgitt, Director	72,917	7,292	5,031,250

Thomas Cote': Director	10,417	1,042	718,750

	$381,927	38,194	26,352,935

The accrued compensation obligation of $381,927 is recorded as accrued salaries and wages for $69,427 and stock payable for $312,500 at December 31, 2013 on the consolidated balance sheet. On January 20, 2014, the Board of Directors approved the issue of 38,194 shares of Class B preferred stock in satisfaction of the $381,927 obligation due to the above officers and directors.

Blue Atelier Inc. Promissory Note May 20, 2013

On May 20, 2013, the Company received funding pursuant to a promissory note in the amount of $150,000. The promissory note is secured by the break-up fee in the Asset purchase Agreement and Bid Procedures agreement in relation to the purchase of the Davison landfill, preferential payment from funding on any lending agreements related to the purchase of the Davison landfill, and 10,000,000 shares of Company stock. The promissory note bears interest at 6% interest, has a loan premium of $75,000 and matures on July 1, 2013. As of December 31, 2013, $75,000 of discount has been amortized and included in the consolidated statement of operations.

On December 30, 2013, the $50,000 of cash proceeds received from the issuance of LG Capital Funding, LLC Promissory Note VIII (See Note 7) was used to pay Blue Atelier Inc. outstanding principal and interest. At December 31, 2013, $175,500 principal plus accrued interest of $8,332 is outstanding.

On January 21, 2014, the $30,000 of cash proceeds received from the issuance of GEL Properties, LLC Promissory Note was used to pay Blue Atelier Inc. outstanding principal and interest.

On April 2, 2014, the $105,000 of cash proceeds received from the issuance of Union Capital, LLC Promissory Note was used to pay Blue Atelier Inc. outstanding principal and interest.

On June 27, 2014, the $53,771 of cash proceeds received from the issuance of Union Capital, LLC Promissory Note was used to pay Blue Atelier Inc. outstanding principal upon which the Blue Atelier, Inc. Promissory Note of May 20, 2013 was paid in full.

Note 5– Waste Project Expense

Highland Park, Michigan: The initial construction and demolition waste processing was planned for a 15 acre site at Highland Park, Michigan where the company acquired a parcel of real estate at Lincoln Ave. Highland Park, MI in November 2011 and leased further real estate with an option to purchase. The Company is now exploring alternative locations for the Highland Park location which is now deemed unsuitable for environmental reasons following a fire in a derelict building on the real estate parcel which the Company had leased.

Yabucoa Landfill, Puerto Rico: Together with its partner Landfill Solutions Corporation, the Company was planning to remediate and manage the Yabucoa municipal landfill that had been closed since 2011. The remediation plan was designed to bring the landfill up to current operating standards and reopen the landfill for operations while developing recycling and waste conversion facilities. The parties had jointly commenced detailed environmental studies and preparation of development plans for full permitting of the landfill remediation works and the waste diversion program. The Officers and Directors of Green Energy have made the decision to step back from the proposed landfill and renewable energy project in Puerto Rico due to lack of funding. The Company had received commitments for funding that were expected to close in 2012 for this project, but due to failure of sources to meet the funding commitments and lack of success in obtaining alternative funding in a timely manner, it would table pursuit of this venture for the time being.

For the years ended December 31, 2013 and 2012, the Company's waste project expenses were $0 and $165,222, respectively.

Note 6– Operating Lease Commitments

On February 1, 2014, the Company entered into a twelve month lease for office space for its head office at 645 Griswold, Suite 3274, Detroit, Michigan 48226. The monthly lease payment is $1,200.

Note 7 – Convertible Notes

Asher Enterprises Promissory Note I July 10, 2012

On July 10, 2012, the Company entered into a Convertible Promissory Note (“Note”) with Asher Enterprises, Inc. (“Holder”) in the original principle amount of $32,500 bearing an 8% annual interest rate, unsecured and maturing April 12, 2013. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the average of the lowest three trading prices during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $32,500 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $43,255 and derivative expense of $10,755 based on the Black Scholes Merton pricing model. As of December 31, 2012, $20,489 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2012 is $29,655 resulting in a gain on the change in fair value of the derivative of $13,601. The Note is shown net of a debt discount of $12,011 at December 31, 2012.

37

In accordance with the terms of the Note, the holder fully converted the Note on January 22, 2013, February 11, 2013, and February 25, 2013 for 3,341,965 shares of common stock for principal, interest and default interest of $33,800 as disclosed in Note 8. During the year ended December 31, 2013, a gain in the change in the fair value of derivative of $29,655, amortization of debt discount of $12,011 and loss on settlement of promissory convertible notes of $25,004 for this Note was recorded.

Asher Enterprises Promissory Note II August 28, 2012

On August 28, 2012, the Company entered into a Convertible Promissory Note (“Note”) with Asher Enterprises, Inc. (“Holder”) in the original principle amount of $32,500 bearing an 8% annual interest rate, unsecured and maturing May 30, 2013. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the average of the lowest three trading prices during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $32,500 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $55,845 and derivative expense of $23,345 based on the Black Scholes Merton pricing model. As of December 31, 2012, $14,773 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2012 is $30,496 resulting in a gain on the change in fair value of the derivative of $25,348. The Note is shown net of a debt discount of $17,727 at December 31, 2012.

In accordance with the terms of the Note, the holder fully converted the Note on March 12, 2013, March 27, 2013, April 17, 2013, May 3, 2013, and May 30, 2013 for 13,815,255 shares of common stock for principal, interest and default interest of $33,950 as disclosed in Note 8. During the year ended December 31, 2013, a gain in the change in the fair value of derivative of $30,496, amortization of debt discount of $17,727 and loss on settlement of promissory convertible notes of $35,352 for this Note was recorded.

Asher Enterprises Promissory Note III October 12, 2012

On October 12, 2012, the Company entered into a Convertible Promissory Note (“Note”) with Asher Enterprises, Inc. (“Holder”) in the original principle amount of $27,500 bearing an 8% annual interest rate, unsecured and maturing July 16, 2013. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the average of the lowest three trading prices during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $27,500 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $58,316 and derivative expense of $30,816 based on the Black Scholes Merton pricing model. As of December 31, 2012, $7,942 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2012 is $27,371 resulting in a gain on the change in fair value of the derivative of $30,945. The Note is shown net of a debt discount of $19,558 at December 31, 2012.

In accordance with the terms of the note, the holder fully converted the note for shares of common stock on May 30, 2013, June 7, 2013, and June 13, 2013 for 10,963,973 shares of common stock for principal, interest and default interest of $42,350 as disclosed in Note 8. During the year ended December 31, 2013, a gain in the change in the fair value of derivative of $27,371, amortization of debt discount of $19,558 and loss on settlement of promissory convertible notes of $42,073 for this Note was recorded.

Asher Enterprises Promissory Note IV November 29, 2012

On November 29, 2012, the Company entered into a Convertible Promissory Note (“Note”) with Asher Enterprises, Inc. (“Holder”) in the original principle amount of $27,500 bearing an 8% annual interest rate, unsecured and maturing September 3, 2013. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the average of the lowest three trading prices during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $27,500 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $45,906 and derivative expense of $18,406 based on the Black Scholes Merton pricing model. As of December 31, 2012, $3,165 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2012 is $39,475 resulting in a gain on the change in fair value of the derivative of $6,431. The Note is shown net of a debt discount of $23,335 at December 31, 2012.

In accordance with the terms of the Note, the holder fully converted the Note on June 17, 2013, June 19, 2013, June 20, 2013, June 25, 2013, and June 28, 2013 for 11,837,273 shares of common stock for principal, interest and default interest of $42,350 as disclosed in Note 8. During the year ended December 31, 2013, a gain in the change in the fair value of derivative of $39,475, amortization of debt discount of $24,335 and loss on settlement of promissory convertible notes of $88,619 for this Note was recorded.

Asher Enterprises Promissory Note V February 11, 2013

On February 11, 2013, the Company entered into a Convertible Promissory Note (“Note”) with Asher Enterprises, Inc. (“Holder”) in the original principle amount of $27,500 bearing an 8% annual interest rate, unsecured and maturing November 11, 2013. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the average of the lowest three trading prices during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $27,500 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $43,080 and derivative expense of $15,580 based on the Black Scholes Merton pricing model.

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In accordance with the terms of the Note, the holder fully converted the Note on August 12, 2013, August 20, 2013, and August 26, 2013 for 5,343,203 shares of common stock for principal, interest and default interest of $42,350 as disclosed in Note 8. During the year ended December 31, 2013, a gain in the change in the fair value of derivative of $43,080, amortization of debt discount of $27,500 and loss on settlement of promissory convertible notes of $26,255 for this Note was recorded.

Asher Enterprises Promissory Note VI May 8, 2013

On May 8, 2013, the Company entered into a Convertible Promissory Note (“Note”) with Asher Enterprises, Inc. (“Holder”) in the original principle amount of $12,500 bearing an 8% annual interest rate, unsecured and maturing February 8, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the average of the lowest three trading prices during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $12,500 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $22,229 and derivative expense of $9,729 based on the Black Scholes Merton pricing model.

On November 7, 2013, this Note was assigned to Matthew Morris by the Holder.

In accordance with the terms of the Note, the holder fully converted the Note on November 13, 2013 for 4,844,961 shares of common stock for principal of $12,500 as disclosed in Note 8. During the year ended December 31, 2013, a gain in the change in the fair value of derivative of $22,229, amortization of debt discount of $12,500 and loss on settlement of promissory convertible notes of $30,136 for this Note was recorded.

Asher Enterprises Promissory Note VII June 26, 2013

On June 26, 2013, the Company entered into a Convertible Promissory Note (“Note”) with Asher Enterprises, Inc. (“Holder”) in the original principle amount of $32,500 bearing an 8% annual interest rate, unsecured and maturing March 26, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the average of the lowest three trading prices during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $32,500 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $75,198 and derivative expense of $42,498 based on the Black Scholes Merton pricing model.

On November 7, 2013, this Note was assigned to Matthew Morris by the Holder.

As of December 31, 2013, $22,381 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $59,642 resulting in a gain on the change in fair value of the derivative of $15,135. The Note is shown net of a debt discount of $10,119 at December 31, 2013.

Asher Enterprises Promissory Note VIII July 10, 2013

On July 10, 2013, the Company entered into a Convertible Promissory Note (“Note”) with Asher Enterprises, Inc. (“Holder”) in the original principle amount of $32,500 bearing an 8% annual interest rate, unsecured and maturing April 8, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the average of the lowest three trading prices during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $32,500 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $68,097 and derivative expense of $35,597 based on the Black Scholes Merton pricing model.

On November 7, 2013, this Note was assigned to Matthew Morris by the Holder.

As of December 31, 2013, $20,639 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $60,487 resulting in a gain on the change in fair value of the derivative of $8,033. The Note is shown net of a debt discount of $11,861 at December 31, 2013.

Asher Enterprises Promissory Note IX December 23, 2013

On December 23, 2013, the Company entered into a Convertible Promissory Note (“Note”) with Asher Enterprises, Inc. (“Holder”) in the original principle amount of $47,500 bearing an 8% annual interest rate, unsecured and maturing September 23, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 58% of the market price which means the average of the lowest three trading prices during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $47,500 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $69,489 and derivative expense of $21,989 based on the Black Scholes Merton pricing model.

As of December 31, 2013, $1,387 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $108,282 resulting in a loss on the change in fair value of the derivative of $38,793. The Note is shown net of a debt discount of $46,113 at December 31, 2013.

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JMJ Financial Promissory Note I October 31, 2012

On October 31, 2012, the Company issued a Convertible Note (“Note”) to JMJ Financial in the original principle amount of $250,000 and maturing in one year from the date of issue of each tranche for $212,000 of consideration paid in cash and a $35,000 original issue discount. The Company may repay the convertible note any time and if repaid within 90 days of date of issue with an interest rate is 0%. Otherwise interest is a one-time charge of 5% of the principal and allocated original issue discount. This Note together with any unpaid accrued interest is convertible into shares of common stock at JMJ Financials option at a variable conversion price calculated as lessor of (a) $0.095 or (b) 60% of the lowest trade occurring during the 25 consecutive trading days immediately preceding the conversion date. On October 31, 2012, the Company received cash proceeds of $35,000 with an original issue discount of $6,274 on the first tranche of the Note. The Company recorded a debt discount in the amount of $41,274 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the Note. Further, the Company recognized a derivative liability of $74,043 and derivative expense of $39,043 based on the Black Scholes Merton pricing model.

As of December 31, 2012, $3,165 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2012 is $66,936 resulting in a gain on the change in fair value of the derivative of $7,107. The Note is shown net of a debt discount of $38,109 at December 31, 2012.

In accordance with the terms of the Note, the JMJ Financial fully converted the Note on May 9, 2013, May 17, 2013, June 18, 2013, July 12, 2013, and August 1, 2013 for 21,269,721 shares of common stock for principal and interest of $43,337 as disclosed in Note 8. During the year ended December 31, 2013, a gain in the change in the fair value of derivative of $66,936, amortization of debt discount of $38,109 and loss on settlement of $238,401 for this Note was recorded.

JMJ Financial Promissory Note II January 30, 2013

On January 30, 2013, the Company received cash proceeds of $25,000 with an original issue discount of $4,481 on the second tranche of the Convertible Note (“Note”) with JMJ Financial. The Company recorded a debt discount in the amount of $29,481 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the Note. Further, the Company recognized a derivative liability of $49,461and derivative expense of $24,461 based on the Black Scholes Merton pricing model.

In accordance with the terms of the Note, the JMJ Financial fully converted the Note on August 30, 2013 and September 27, 2013 for 6,948,416 shares of common stock for principal and interest of $30,955 as disclosed in Note 8. During the year ended December 31, 2013, a gain in the change in the fair value of derivative of $49,461, amortization of debt discount of $29,481 and loss on settlement of promissory convertible notes of $59,241 for this Note was recorded.

JMJ Financial Promissory Note III May 30, 2013

On May 30, 2013, the Company received cash proceeds of $25,000 with an original issue discount of $7,481 on the third tranche of the Convertible Note (“Note”) with JMJ Financial. The Company recorded a debt discount in the amount of $32,481 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the Note. Further, the Company recognized a derivative liability of $280,960 and derivative expense of $255,960 based on the Black Scholes Merton pricing model.

In accordance with the terms of the Note, the JMJ Financial partially converted the Note on December 2, 2013 for 7,400,000 shares of common stock for principal and interest of $28,897 as disclosed in Note 8 resulting in a loss on settlement of promissory convertible notes of $252,303.

As of December 31, 2013, $19,133 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $6,622 resulting in a gain on the change in fair value of the derivative of $274,338. The Note is shown net of a debt discount of $13,348 at December 31, 2013.

JMJ Financial Promissory Note IV August 18, 2013

On August 18, 2013, the Company received cash proceeds of $30,000 with an original issue discount of $5,377 on the fourth tranche of the Convertible Note (“Note”) with JMJ Financial. The Company recorded a debt discount in the amount of $35,377 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the Note. Further, the Company recognized a derivative liability of $51,643 and derivative expense of $21,643 based on the Black Scholes Merton pricing model.

As of December 31, 2013, $13,085 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $74,290 resulting in a loss on the change in fair value of the derivative of $22,647. The Note is shown net of a debt discount of $22,292 at December 31, 2013.

JMJ Financial Promissory Note V September 25, 2013

On September 25, 2013, the Company received cash proceeds of $25,000 with and original issue discount of $4,481 on the fifth tranche of the Convertible Note (“Note”) with JMJ Financial. The Company recorded a debt discount in the amount of $29,481 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the Note. Further, the Company recognized a derivative liability of $47,618 and derivative expense of $22,618 based on the Black Scholes Merton pricing model.

As of December 31, 2013, $7,835 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $65,561 resulting in a loss on the change in fair value of the derivative of $17,943. The Note is shown net of a debt discount of $21,646 at December 31, 2013.

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JMJ Financial Promissory Note VI December 9, 2013

On December 9, 2013, the Company received cash proceeds of $50,000 with an original issue discount of $8,962 on the sixth tranche of the Convertible Note (“Note”) with JMJ Financial. The Company recorded a debt discount in the amount of $58,962 in connection with the initial valuation of the derivative liability of the Note to be amortized utilizing the effective interest method of accretion over the term of the Note. Further, the Company recognized a derivative liability of $434,130 and derivative expense of $384,130 based on the Black Scholes Merton pricing model.

As of December 31, 2013, $3,554 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $134,874 resulting in a gain on the change in fair value of the derivative of $299,256. The Note is shown net of a debt discount of $55,408 at December 31, 2013.

LG Capital Funding, LLC Promissory Note I June 4, 2013

On June 4, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $26,500 bearing an 8% annual interest rate, unsecured and maturing March 4, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $26,500 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $44,490 and derivative expense of $17,990 based on the Black Scholes Merton pricing model.

In accordance with the terms of the Note, the holder fully converted the Note on December 9, 2013 for 2,612,322 shares of common stock for principal and interest of $27,560 as disclosed in Note 8. During the year ended December 31, 2013, a gain in the change in the fair value of derivative of $44,490, amortization of debt discount of $26,500 and loss on settlement of promissory convertible notes of $62,811 for this Note was recorded.

LG Capital Funding, LLC Promissory Note II July 18, 2013

On July 18, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $26,500 bearing an 8% annual interest rate, unsecured and maturing April 16, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $26,500 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $84,191 and derivative expense of $57,691 based on the Black Scholes Merton pricing model.

As of December 31, 2013, $16,055 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $60,192 resulting in a gain on the change in fair value of the derivative of $23,999. The Note is shown net of a debt discount of $10,445 at December 31, 2013.

LG Capital Funding, LLC Promissory Note III August 30, 2013

On August 30, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $32,000 bearing an 8% annual interest rate, unsecured and maturing May 27, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $32,000 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $66,705 and derivative expense of $34,705 based on the Black Scholes Merton pricing model.

As of December 31, 2013, $14,418 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $74,338 resulting in a loss on the change in fair value of the derivative of $7,633. The Note is shown net of a debt discount of $17,582 at December 31, 2013.

LG Capital Funding, LLC Promissory Note IV September 18, 2013

On September 18, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $26,500 bearing an 8% annual interest rate, unsecured and maturing June 27, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $26,500 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $45,285 and derivative expense of $18,785 based on the Black Scholes Merton pricing model.

As of December 31, 2013, $10,095 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $62,707 resulting in a loss on the change in fair value of the derivative of $17,422. The Note is shown net of a debt discount of $16,405 at December 31, 2013.

LG Capital Funding, LLC Promissory Note V August 5, 2013

On August 5, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $65,000 bearing an 8% annual interest rate, unsecured and maturing May 5, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $65,000 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $138,011 and derivative expense of $73,011 based on the Black Scholes Merton pricing model.

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In accordance with the terms of the Note, the holder fully converted the Note on August 22, 2013, September 20, 2013 and October 22, 2013 for 12,920,110 shares of common stock for principal of $65,000 as disclosed in Note 8. During the year ended December 31, 2013, a gain in the change in the fair value of derivative of $138,011, amortization of debt discount of $65,000 and loss on settlement of promissory convertible notes of $112,771 for this Note was recorded.

Proceeds from this Promissory Note V of $65,000 were used to pay E World Corp for the assignment of the secured Note Payable. No interest was paid resulting in a gain on settlement of $20,693.

LG Capital Funding, LLC Promissory Note VI November 18, 2013

On November 18, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $30,000 bearing an 8% annual interest rate, unsecured and maturing August 18, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $30,000 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $77,099 and derivative expense of $47,099 based on the Black Scholes Merton pricing model.

As of December 31, 2013, $4,725 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $81,246 resulting in a loss on the change in fair value of the derivative of $4,147. The Note is shown net of a debt discount of $25,275 at December 31, 2013.

LG Capital Funding, LLC Promissory Note VII November 27, 2013

On November 27, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $26,500 bearing an 8% annual interest rate, unsecured and maturing August 27, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $26,500 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $214,287 and derivative expense of $187,787 based on the Black Scholes Merton pricing model.

As of December 31, 2013, $3,300 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $71,590 resulting in a gain on the change in fair value of the derivative of $142,696. The Note is shown net of a debt discount of $23,200 at December 31, 2013.

LG Capital Funding, LLC Promissory Note VIII December 30, 2013

On December 30, 2013, the Company entered into a Convertible Promissory Note (“Note”) with LG Capital Funding, LLC (“Holder”) in the original principle amount of $50,000 bearing an 8% annual interest rate, unsecured and maturing September 30, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 50% of the market price which means the lowest trading price during the ten trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $50,000 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $136,117 and derivative expense of $86,117 based on the Black Scholes Merton pricing model.

On December 30, 2013, the $50,000 of cash proceeds received from the issuance of LG Capital Funding, LLC Promissory Note VIII was used to pay Blue Atelier Inc. outstanding principal and interest.

As of December 31, 2013, $182 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $135,552 resulting in a gain on the change in fair value of the derivative of $565. The Note is shown net of a debt discount of $49,818 at December 31, 2013.

Matthew Morris Promissory Note I November 8, 2013

On November 8, 2013, the Company entered into a Convertible Promissory Note (“Note”) with Matthew Morris (“Holder”) in the original principle amount of $46,500 bearing an 8% annual interest rate, unsecured and maturing August 8, 2014. This Note together with any unpaid accrued interest is convertible into shares of common stock of the Company at the Holder’s option at a variable conversion price calculated at 65% of the market price which means average trading price during the three trading day period ending on the latest complete trading day prior to the conversion date. The Company recorded a debt discount in the amount of $46,500 in connection with the initial valuation of the derivative liability of the note to be amortized utilizing the effective interest method of accretion over the term of the note. Further, the Company recognized a derivative liability of $62,721 and derivative expense of $16,221 based on the Black Scholes Merton pricing model.

As of December 31, 2013, $9,027 of the debt discount has been amortized. The fair value of the derivative liability at December 31, 2013 is $60,372 resulting in a gain on the change in fair value of the derivative of $2,349. The Note is shown net of a debt discount of $37,473 at December 31, 2013.

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The derivative liability of the Notes was measured using the Black-Scholes model based on the following assumptions:

Stock price – closing price of the Company stock on the valuation date ($0.0038-$0.145)

Exercise price – based on conversion formula on the valuation date ($0.0013-$0.1073)

Volatility – expected standard deviation based on historical volatility of the stock (213% - 546%)

Expected life – remaining life to the maturity date (0.23 years – 1.0 years)

Discount rate – Treasury bill rates based for the expected life on the valuation date (0.09%-0.15%)

Note 8 – Stockholders' Equity

The Company is authorized to issue an aggregate of 300,000,000 shares of common stock with a par value of $0.001. The Company is also authorized to issue 20,000,000 shares of undesignated $0.001 par value preferred stock, of which 13,420 shares of Class A preferred stock (“Class A”) with a par value of $10, 100,000 shares of Class B (“Class B”) preferred stock with a par value of $10, and 100,000 shares of Class C (“Class C”) preferred stock with a par value of $10.

The preference term of the Class A and Class B is five years with conversion rights to common shares at any time after six months. Each Class A, Class B, and Class C is convertible into 2,857.14, 690 shares, and 592 shares of common stock, respectively. Each Class A, each Class B, and each Class C share is entitled to 2,857.14 votes, 3,450 votes, and 592 votes, respectively, on any matter that is brought to a vote of the common stock holders.

Other Stock Issuances

On January 26, 2012, FINRA approved the 5 to 1 reverse stock split of our issued and outstanding common stock. The stock split has been retroactively applied to these financial statements resulting in a decrease in the number of shares of common stock outstanding with a corresponding increase in additional paid-in capital. All shares amounts have been retroactively restated to reflect this reverse stock split.

On April 3, 2012, the Company settled accounts payable totalling $131,878 of amounts outstanding since 2009. On April 19, 2012, the accounts payable totalling $121,878 were settled through the issuance of 6,500,000 shares of common stock. On the date of settlement the closing price of the Company’s common stock was $0.10 per share, resulting in a loss on settlement of $259,061 during the year ended December 31, 2012.

On April 17, 2012, the Board of Directors of the Company approved the issuance of 6,500,000 shares of restricted common stock to key executives and directors of the Company as a bonus incentive.

On June 27, 2012 the Company announced that its Board of Directors approved a one share for one share stock dividend of the Company’s common stock, regarding this as an effective forward split. Each shareholder of record at the close of business on June 29, 2012 received one additional share for every outstanding share held on the record date. The Articles were amended to reflect this on July 16, 2012 and this received FINRA approval on July 27, 2012.

On June 27, 2012, the Company entered into a stock purchase agreement with Diamond Transport Ltd. under which the company will sell one million shares of common stock at $0.50 per share with a closing of the sale on or before July 15, 2012 with $100,000 to be received as an advance payment on July 05, 2012. The advance payment of $100,000 was received on July 20, 2012 and a further $50,000 received on August 20, 2012 and the closing date of the transaction will be upon receipt of the outstanding balance of $350,000. As of December 31, 2012, the shares have not been issued, and as such the Company has recorded $150,000 as stock payable.

On January 22, 2013, the Company entered into an assignment agreement with E World Corp., an entity under common control, whereby E World Corp. agreed to purchase the outstanding subscription agreement from Diamond Transport Ltd. for $75,000 payable in three monthly cash installments of $25,000, with the last payment due on March 22, 2013. As of December 31, 2013, the Company has received $75,000 cash from E World Corp. The Company recorded the cash receipt of $75,000 as additional paid-in capital as of December 31, 2013, due to the related party relationship. The $150,000 stock payable to Diamond Transport was reversed and any further liability to Diamond Transport Ltd. was assumed by E World Corp.

On April 22, 2013, the Board of Directors approved the issue of 6,880 Class A Preferred Shares at $10 par value to Frank A. O’Donnell and 6,540 Class A Preferred Shares at $10 par value to Joseph L. DuRant for the conversion of debt totaling $134,200. The fair value of the shares issued was $134,200 based on the quoted market price of the shares on the date of approval on an as converted basis.

All share amounts in the financial statements have been retroactively restated to reflect the share dividends and forward stock splits.

Stock issued during the year to date ended December 31, 2013 was valued at the closing market price of the shares on either the date approved by the Board of Directors, the date of settlement, or the date the services have been deemed rendered.

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Stock Issued for Settlement of Convertible Notes Payable

				Conversion
				Price based on
				the Conversion	Principal and
	Stock Issues for year ended	Number of Shares		Formula in the	Interest
Date of Issue	December 31, 2013	issued	Purpose of Issue	Notes	Converted
January 22, 2013	Asher Enterprises, Inc	1,153,846	Debt Conversion	$0.013	$15,000.00
February 11, 2013	Asher Enterprises, Inc	1,188,119	Debt Conversion	$0.010	$12,000.00
February 25, 2013	Asher Enterprises, Inc	1,000,000	Debt Conversion	$0.007	$6,800.00
March 12, 2013	Asher Enterprises, Inc	3,108,108	Debt Conversion	$0.004	$11,500.00
March 27, 2013	Asher Enterprises, Inc	3,086,957	Debt Conversion	$0.002	$7,100.00
April 17, 2013	Asher Enterprises, Inc	3,571,429	Debt Conversion	$0.002	$7,500.00
May 3, 2013	Asher Enterprises, Inc	3,588,235	Debt Conversion	$0.002	$6,100.00
May 9, 2013	JMJ Financial	3,500,000	Debt Conversion	$0.002	$5,775.00
May 17, 2013	JMJ Financial	4,100,000	Debt Conversion	$0.001	$4,510.00
May 30, 2013	Asher Enterprises, Inc	460,526	Debt Conversion	$0.004	$1,750.00
May 31, 2013	Asher Enterprises, Inc	3,684,211	Debt Conversion	$0.004	$14,000.00
June 7, 2013	Asher Enterprises, Inc	3,571,429	Debt Conversion	$0.004	$15,000.00
June 14, 2013	Asher Enterprises, Inc	3,708,333	Debt Conversion	$0.004	$13,350.00
June 18, 2013	JMJ Financial	4,900,000	Debt Conversion	$0.001	$5,390.00
June 18, 2013	Asher Enterprises, Inc	1,196,970	Debt Conversion	$0.003	$3,950.00
June 20, 2013	Asher Enterprises, Inc	1,194,444	Debt Conversion	$0.004	$4,300.00
June 20, 2013	Asher Enterprises, Inc	3,696,970	Debt Conversion	$0.003	$12,200.00
June 26, 2013	Asher Enterprises, Inc	4,888,889	Debt Conversion	$0.004	$17,600.00
June 28, 2013	Asher Enterprises, Inc	860,000	Debt Conversion	$0.005	$4,300.00
July 12, 2013	JMJ Financial	5,700,000	Debt Conversion	$0.003	$15,675.00
August 1, 2013	JMJ Financial	3,069,721	Debt Conversion	$0.004	$11,987.00
August 12, 2013	Asher Enterprises, Inc	1,500,000	Debt Conversion	$0.010	$15,000.00
August 20, 2013	Asher Enterprises, Inc	2,027,027	Debt Conversion	$0.007	$15,000.00
August 22, 2013	LG Capital Funding LLC	5,000,000	Debt Conversion	$0.006	$27,500.00
August 27, 2013	Asher Enterprises, Inc	1,816,176	Debt Conversion	$0.007	$12,350.00
August 30, 2013	JMJ Financial	3,000,000	Debt Conversion	$0.004	$13,365.00
September 20, 2013	LG Capital Funding LLC	4,132,231	Debt Conversion	$0.006	$25,000.00
September 27, 2013	JMJ Financial	3,948,416	Debt Conversion	$0.004	$17,590.00
October 22, 2013	LG Capital Funding LLC	3,787,879	Debt Conversion	$0.003	$12,500.00
November 13, 2013	Matthew Morris	4,844,961	Debt Conversion	$0.003	$12,500.00
December 2, 2013	JMJ Financial	7,400,000	Debt Conversion	$0.004	$28,897.00
December 26, 2013	LG Capital Funding LLC	2,612,322	Debt Conversion	$0.011	$27,560.00
Totals		101,297,199			$403,049.00

During the year ended December 31, 2013, the Company issued at total of 101,297,199 shares of common stock for an aggregate fair value of $1,427,914 based on the closing price the date the stock was issued. The difference between the fair value of the shares of common stock issued of $1,427,914 and the principal and interest converted of $403,049 is recorded as a loss on settlement of promissory notes of $1,024,869 in the consolidated statements of operations.

As of December 31, 2013 and December 31, 2012, the Company had 163,934,049 and 62,636,850 shares of common stock outstanding, respectively.

Stock Payable

On June 27, 2012, the Company entered into a Stock Purchase Agreement (“Agreement”) with Diamond Transport Ltd. under which the Company would issue 1,000,000 shares of common stock at $0.50 per share with a closing of the sale on or before July 15, 2012 with $100,000 to be received as an advance payment on July 5, 2012. The advance payment of $100,000 was received on July 20, 2012 and $50,000 was received on August 20, 2012. According to the Agreement, the closing date of the transaction is upon receipt of the total outstanding balance of $350,000. As of December 31, 2012, the Company has not issued any shares, and as such the Company has recorded $150,000 as stock payable. On January 22, 2013, the Company entered into an assignment agreement with E World Corp., an entity under common control, whereby E World Corp. agreed to purchase the outstanding balance due subscription agreement from Diamond Transport Ltd. for the subscription agreement noted above of $350,000 for $75,000 payable in three monthly cash installments of $25,000, with the last payment due on March 22, 2013. As of December 31, 2013, the Company has received $75,000 cash from E World Corp. The Company recorded the cash receipt of $75,000 as additional paid-in capital as of December 31, 2013, due to the related party relationship. The $150,000 stock payable to Diamond Transport was reversed and any further liability to Diamond Transport Ltd. was assumed by E World Corp.

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On August 14, 2012, the Company entered into 6 month professional services agreement, whereby the Company pays the consultant $5,000 cash and $5,000 worth of common stock each month. As of December 31, 2013 and 2012, the Company has recorded $30,000 and $20,000, respectively, in stock payable related to this contract.

On July 1, 2012, the Company entered into a nine month professional services agreement, whereby the Company pays the consultant 250,000 share of common stock. As of December 31, 2013 and 2012, the Company has an obligation for 120,000 shares of common stock valued at $6,612.

On November 1, 2012, the Company entered into a professional services agreement, whereby the Company agreed to pay the consultant $50,000 for services for the Company's common stock. As of December 31, 2013 and 2012, the no shares have been issued and the obligation has been recorded as stock payable.

On September 20, 2012, the Company entered into an employment agreement whereby the Company agreed to issue 50,000 shares of common stock valued at $6,995 as a commencement bonus. As of December 31, 2013 and 2012, no shares have been issued and the obligation has been recorded as stock payable.

On April 22, 2013, the Board of Directors approved the issue of 5,714,286 shares of common stock to E World Corp. and 1,941,714 shares of common stock to Blue Atelier, Inc. for settlement of accounts payable totaling $26,796. The fair value of the shares to be issued is $22,968 based on the quoted market price of the shares on the date of approval. The excess of the accounts payable settled over the fair value of the shares issue of $3,828 is recorded as additional paid-in capital due to the related party relationship. As of December 31, 2013, no shares were issued and the $22,968 for this obligation was recorded as stock payable.

On January 31, 2013, the Company agreed to issue $10,000 of the Company’s stock in exchange for services. As of December 31, 2013, no shares have been issued and the obligation has been recorded as stock payable.

On January 20, 2014, the Board of Directors approved the issue of 38,193 shares of Class B preferred stock for officer compensation for services provided in 2013. As of December 31, 2013, no shares were issued and the $312,500 for this obligation was recorded as stock payable.

Note 9 – Income Taxes

The Company provides for income taxes under FASB ASC 740, Income Taxes. FASB ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect currently.

FASB ASC 740 requires reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether they will generate sufficient taxable income in the future to full utilize the net deferred tax asset. Accordingly, a valuation allowance equal to the deferred tax asset has been recorded. The total deferred asset is $3,048,155 ($1,928,768 in 2012) which is calculated by multiplying a 35% estimated tax rate by the cumulative NOL of $10,124,081. The total valuation allowance is $3,048,155 ($1,928,768 in 2012). Details for the last two periods follow:

	As of December 31,
	2013	2012
Deferred tax asset	$3,048,155	$1,928,768
Valuation allowance	(3,048,155)	(1,928,768)
	$0	$0

As of December 31, 2013, the Company had available unused operating loss carry forwards of approximately $10,124,081 ($6,925,834 in 2012) for federal taxes that may provide future tax benefits, expiring between 2021 and 2033.

Note 10 - Subsequent Events

On May 16, 2013, the Company and Cirque Energy II, LLC announced a commitment to a merger. The Members of the Cirque Energy II, LLC will receive 43,359,487 shares of the Company’s common stock at closing and another 43,359,487 shares of common stock at such time as the stock price reaches $0.50 per share. As of September 30, 2014, the merger has not closed.

45

On January 6, 2014, the Company received funding pursuant to a convertible promissory note with LG Capital Funding, LLC in the amount of $52,000. The promissory note is unsecured, bears interest at 8% per annum, and matures on September 30, 2014.

On January 7, 2014, pursuant to the LG Capital Funding LLC Promissory Note VIII December 30, 2013 (as described in Note 7) $20,000 in principal was converted to 2,094,241 shares of common stock.

On January 15, 2014, pursuant to the LG Capital Funding LLC Promissory Note VIII December 30, 2013 (as described in Note 7) $30,000 in principal was converted to 3,030,303 shares of common stock.

On January 20, 2014, the Board of Directors approved the issuance of 38,193 shares of Class B preferred stock in full satisfaction of accrued wages and stock payable of $381,927 as detailed in Note 4.

On January 21, 2014, the Company reassigned $30,000 of the Blue Atelier Promissory Note dated May 7, 2013 (as described in Note 4) to GEL Properties, LLC. The promissory note is unsecured, bears interest at 6% per annum, and matures on January 21, 2015.

On January 21, 2014, the Company received funding pursuant to a convertible promissory note with GEL Properties, LLC in the amount of $65,000. The promissory note is unsecured, bears interest at 6% per annum, and matures on January 21, 2015.

On January 29, 2014, pursuant to the LG Capital Funding LLC Promissory Note II July 18, 2013 (as described in Note 7) $26,500 in principal and $1,144.22 in interest was converted to 3,566,996 shares of common stock.

On January 28, 2014, pursuant to the GEL Properties, LLC Promissory Note I January 20, 2014 (as described in Note 10) $16,796 in principal was converted to 2,000,000 shares of common stock.

On February 13, 2014, pursuant to an agreement, Carmel Advisors LLC was issued 3,000,000 shares of common stock as payment for consulting services to be provided by Carmel Advisors LLC. The services shall include, but are not limited to, the development, implementation and maintenance of an ongoing program to increase the investment community’s awareness of the Company’s activities and to stimulate the investment community’s interest in the Company.

On February 14, 2014, the Company received funding pursuant to a convertible promissory note with Typenex Co-Investment LLC in the amount of $150,000, which consisted of $115,000 in cash proceeds, $15,000 financing fees, and $20,000 legal fees. The promissory note bears interest at 10% per annum, and matures at 15 months from the Issuance date. The Company issued to Typenex warrants exercisable commencing 6 months from the issuance date.

On February 26, 2014, pursuant to the GEL Properties, LLC Promissory Note I January 21, 2014 (as described in Note 10) $11,301 in principal was converted to 1,500,000 shares of common stock.

On February 27, 2014, pursuant to an agreement, Frank O’Donnell returned to Treasury 4,500,000 shares of common stock. The agreement calls for the reissue of the shares upon the addition of authorized shares proposed by the Company at 7,000,000 shares.

On March 6, 2014, pursuant to the JMJ Financial Promissory Note IV August 14, 2013 (as described in Note 7) $13,612.50 in principal was converted to 2,500,000 shares of common stock.

On March 10, 2014, pursuant to the GEL Properties, LLC Promissory Note I January 20, 2014 (as described in Note 10) $1,903 in principal was converted to 251,895 shares of common stock.

On March 21, 2014, pursuant to the LG Capital Funding LLC Promissory Note III August 30, 2013 (as described in Note 7) $32,000 in principal and $1,493 in interest was converted to 5,536,088 shares of common stock.

On March 27, 2014, the board of directors of the Company (the “Board”) authorized the designation of 100,000 shares of the Class C Preferred Stock out of its available preferred stock. On March 28, 2014, the Company filed the Certificate of Designation of the Class C Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Florida. Each such share of Class C Preferred Stock is convertible into 592 shares of Common Stock at any time at the Holder’s option. The shares of Class C Preferred Stock entitles the holder thereof to vote such shares on an “as-converted” basis at the record date for the determination of shareholders entitled to vote on any matter coming before the common shareholders or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. The Class C Preferred Stock has a stated value $10.00 per share.

On March 31, 2014, pursuant to the Matthew Morris restatement of the Asher Promissory Note 8 dated July 10, 2013 (as described in Note 7 above) $32,500 of principal was converted to 4,062,500 shares of common stock.

On March 27, 2014, Joseph DuRant, CEO of Cirque Energy, Inc. returned to Treasury 5,200,000 share of common stock in exchange for 8,784 Class C Preferred Shares.

On March 27, 2014, Green Renewable Energy Solutions, Inc. of which Joseph DuRant is the sole shareholder, returned to Treasury 9,209,334 shares of common stock in exchange for 15,556 Class C Preferred Shares.

46

On April 2, 2014, the Company received funding pursuant to a convertible promissory note with Union Capital, LLC in the amount of $100,000. The promissory note is unsecured, bears interest at 9% per annum, and matures on April 2, 2015.

On April 2, 2014, the Company reassigned $100,000 of principal and $5,000 of interest of the Blue Atelier Promissory Note dated May 7, 2013 (as described in Note 4) to Union Capital, LLC. The promissory note is unsecured, bears interest at 6% per annum, and matures on April 2, 2015.

On April 4, 2014, pursuant to the Union Capital, LLC Promissory Note of April 2, 2014, (as described above in Note 10) $15,000.00 in principal was converted to 1,930,005 shares of common stock.

On April 13, 2014, pursuant to the JMJ Financial Promissory Note IV August 14, 2013 (as described in Note 7) $28,591.92 in principal was converted to 5,198,531 shares of common stock.

On April 25, 2014, pursuant to an agreement, Kodiak Capital Group was issued 15,000,000 shares of common stock as part of a commitment fee for the purchase of $5,000,000 of the Company’s securities after a registration statement has been declared effective by the Securities and Exchange Commission. The shares may be repurchased by the Company at $0.02 per share until October 31, 2014. The transaction is in the documentation stage and expected to close in the fourth quarter.

On June 27, 2014, the Company received funding pursuant to a convertible promissory note with Union Capital, LLC in the amount of $34,188. The promissory note is unsecured, bears interest at 9% per annum, and matures on June 27, 2015.

On August 5, 2014, the Company received funding pursuant to a convertible promissory note with Blue Atelier, Inc. in the amount of $35,000. The promissory note is unsecured, bears interest at 9% per annum, and matures on September 30, 2014.

On September 9, 2014, pursuant to an agreement, Blue Atelier returned to Treasury 6,900,000 shares of common stock. The agreement calls for the reissue of the shares upon the addition of authorized shares proposed by the Company at a 50% premium.

ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

There have been no disagreements between the Company and its independent accountants on any matter of accounting principles or practices or financial statement disclosure. On August 9, 2010 the Board of Directors approved the engagement of De Joya Griffith and De Joya Griffith continued as its independent registered public accounting firm until January 9, 2014 at which time they resigned from the engagement. On January 27, 2014 the Board of Directors approved the engagement of Silberstein Ungar, PLL as the Company’s independent registered public accounting firm.

On August 7, 2014, Silberstein Ungar, PLLC notified the Company that its client base had been acquired by KLJ & Associates, LLP. As a result of the transaction, Silberstein Ungar, PLLC effectively resigned as the Company’s independent registered public accounting firm and as the successor following the transaction, KLJ & Associates, LLP became the Company’s independent registered public accounting firm. The engagement of the KLJ & Associates, LLP was approved by the Company’s Board of Directors on August 7, 2014.

ITEM 9A.	CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

We carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) as of December 31, 2013. This evaluation was carried out under the supervision of Joseph DuRant, our Chief Executive Officer, and Roger Silverthorn, our former Chief Financial Officer. Based upon that evaluation, Messrs. DuRant and Silverthorn concluded that, as of December 31, 2013, our disclosure controls and procedures were not effective.

We performed analysis and other post-closing procedures to ensure that our financial statements are prepared in accordance with generally accepted accounting principles. Accordingly, we believe that the financial statements included in this report fairly present, in all material respects, our financial condition, results of operations, changes in stockholders’ deficit and cash flows for the periods presented.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act are recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is accumulated and communicated to management, including our Principal Executive Officer and Principal Financial Officer, to allow timely decisions regarding required disclosure. Such disclosure controls and procedures are limited in their effect by the limitation of the numbers of staff available to allow for the desirable level of division of responsibilities and oversight of the controls and procedures.

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A control system, no matter how well conceived or operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met.

Management’s Annual Report on Internal Control Over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting for our company. Our control system is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that:

1.	Pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and disposition of our assets;

2.	Provide reasonable assurance that the transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles; that receipts and expenditures are being made only with proper authorizations of management and directors; and

3.	Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of company assets that could have a material effect on the financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Because of the inherent limitations of internal control, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A material weakness is a control deficiency (within the meaning of Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 5) or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis.

However, these inherent limitations are known features of the financial reporting process. Therefore, it is possible to design into the process safeguards to reduce, though not eliminate, this risk. The effectiveness of these safeguards, procedures and controls are limited in their effectiveness by the limitation of division of responsibility and oversight in these procedures.

Management, including our principal executive officer and our principal financial officer, assessed the effectiveness of our internal control over financial reporting as of December 31, 2013. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control Over Financial Reporting – Guidance for Smaller Public Companies published in June of 2006 and the PCAOB preliminary staff views published October 17, 2007. Based on our assessment and those criteria, management concluded that during the period covered by this report, our internal control and procedures over financial reporting were not effective as of December 31, 2013.

Material Weaknesses

The Company’s management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013. In making this assessment, the Company’s management used the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in “Internal Control – Integrated Framework.” Based on this assessment, management concluded that, as of December 31, 2013, the Company’s internal control over financial reporting was not effective based on this framework.

Management evaluated the impact of ineffective control over financial reporting and concluded that the control deficiency represented a material weakness.

Management hired a full-time Chief Financial Officer as of February 1, 2013. His duties included correcting the areas of deficiency in financial controls. His past experience as a CPA, auditor, and CEO of a renewable energy company with multiple locations both domestic and foreign, provides a valuable reference for implementing practical financial controls and building a financial framework for the Company. Consolidating financial operations to a central location has provided a first step in that process. Management hired a subsequent Chief Financial Officer as of July 1, 2014. His past experience as a CFO of both public and private companies, start-up companies, and mature companies will provide valuable experience in correcting the areas of deficiency in financial controls.

48

Attestation Report of the Registered Public Accounting Firm

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to rules of the SEC that permit us to provide only management’s report in this annual report.

Inherent Limitations on the Effectiveness of Controls

Management does not expect that our disclosure controls and procedures or our internal control over financial reporting will prevent or detect all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control systems are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in a cost-effective control system, no evaluation of internal control over financial reporting can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud, if any, have been or will be detected.

These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of a simple error or mistake. Controls can also be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls. The design of any system of controls is based in part on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Projections of any evaluation of controls effectiveness to future periods are subject to risks. Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies or procedures.

Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

ITEM 9B.

Not applicable

PART III

ITEM 10.         DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CORPORATE GOVERNANCE

The directors and officers are as follows:

Name	Age	Position
Joe DuRant	54	President, CEO and Director
David Morgan	56	CFO
Roger Silverthorn	64	Secretary, Executive Vice President of Business Development, and Director
Thomas Coté	53	Director
Richard Fosgitt	44	Executive Vice President of Engineering. & Technology., Director

Mr. DuRant has been an entrepreneur and business consultant for the past 26 years. He has considerable experience in structuring, developing, operating and financing start-up and early stage development companies. He has successfully launched three start-up companies including one that went public on NASDAQ. Mr. DuRant has secured start up and operating capital through the issuance of private and public equity and debt instruments. He is currently working with strategic technology developers and manufacturers to achieve the commercial deployment of new biomass gasification technology systems to produce waste to energy electricity and fuel production. Strategic alliances with technology manufacturers representing widely deployed technologies and new cutting edge waste to energy technologies are expected to provide a significant advantage to Cirque in selecting the most efficient operating systems specific to each location. The Board of Directors believes that Mr. DuRant is qualified to serve as a director because of his experience in structuring, developing, operating and financing start-up and early stage development companies in the public sector.

Mr. Morgan began his career with AT&T Corp., holding a variety of positions in operations, sales, and marketing. In 1995 he was appointed Controller of a $3 billion business unit of the telecommunications company and then was promoted to Chief Financial Officer of one of their subsidiary companies. Dave has over 15 years’ experience serving as the CFO of several companies in the technology and services industries, from start-up through mature, including both public and private companies. In addition, he has successfully partnered and engaged with venture capital and private equity firms, hedge funds and mutual funds, led a private placement, and managed a public offering.

49

Mr. Silverthorn has over 30 years of experience in the renewable energy business and has served as the owner and operator of eight solid fuel biomass power plants in two countries and several states. He led the development of a vertically integrated fuel system in appropriate jurisdictions. Mr. Silverthorn also developed a renewable energy marketing company, among the first in the United States. He was an early entrant to the renewable energy business when renewable power generation was in its infancy. His background as a CPA in public accounting has been invaluable to his success. The Board of Directors believes that Mr. Silverthorn is qualified to serve as a director because of his experience in senior management and his operations experience in the renewable energy field.

Mr. Coté is a construction and real estate professional with 28 years of experience. Most recently he has been involved in the development of several energy projects including wind, ethanol, biomass, and waste to energy and agricultural products to energy. Mr. Coté brings to the team an experienced hands-on approach to project development and implementation. In his career, Mr. Coté has been responsible for delivering complex construction projects in the United States, Europe, and Asia. Mr. Cote’ focus includes establishing the overall business strategy, providing the vision and purpose to advance the Company’s mission and objectives as well as project planning, go/no-go decision making, pre-construction, customer relations, business development, and program management support. The Board of Directors believes that Mr. Coté is qualified to serve as a director because of his extensive construction management and project development experience.

Mr. Fosgitt is a professional engineer with over 20 years of experience in engineering projects in a diverse array of size in the industrial, energy and development sectors. He has recently been involved in the development of several energy projects including biomass, waste to energy, agricultural products to energy, and wind energy. His design experience with a number of energy systems allows him to assess customer desires and develop the optimum system to meet those needs within the required economic parameters. In addition, he is experienced with site assessment, due diligence, environmental permitting, and engineering approvals. The Board of Directors believes that Mr. Fosgitt is qualified to serve as a director because of his project development, engineering, and management experience.

The directors shall be elected at an annual meeting of the stockholders and except as otherwise provided within the Bylaws of Cirque Energy, Inc., as pertaining to vacancies, shall hold office until his successor is elected and qualified.

No non-compete or non-disclosure agreements exist between the management of Cirque and any prior or current employer.

There are no employees under contract with Cirque as of December 31, 2013.

Board of Director Meetings and Committees

The Board of Directors held several formal meetings both in person and by teleconference during the year ended December 31, 2013. The board has conducted board activities through unanimous consent board resolutions in lieu of meetings. The directors received no compensation for their role as directors for the year ended December 31, 2013.

The board has not formed any committees and performs all functions that would be delegated.

Code of Ethics

The board of directors of Cirque Energy, Inc. has adopted a written Code of Ethics, which has been filed as an exhibit to this Annual Report.

Family Relationships

There are no family relationships among our officers or directors.

Involvement in Certain Legal Proceedings

None of the director(s) or executive officers of the Company: (i) has been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) has been convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) has been subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (iv) has been found by a court, the United States Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law.

ITEM 11.         EXECUTIVE COMPENSATION

Summary Compensation Table

50

							Non-Equity	Deferred
					Stock	Option	Incentive Plan	Compensation
Name and		Salary		Bonus	Awards	Awards	Compensation	Earnings	Benefits	Total
Principal Position	Year	($ )		($ )	($ )	($ )	($ )	($ )	($ )	($)

	2012	$75,000		-	$663,000	-	-	-	-	$738,000
Joe DuRant						-	-	-	-
	2013	$125,000		-	$133,860	-	-	-	$11,782	$270,641

President and CEO

	2012	$115,936		$-	$663,000	$-	$-	$-	$-	$778,936
Frank O 'Donnell
	2013	$88,542	*	$-	$-	$-	$-	$-	$8,345	$96,887

Exec VP Business Development (through August 2013)

	2012	$64,470		$-	$331,500	$-	$-	$-	$-	$395,970
Gerry Shirren
	2013	$-		$-	$-	$-	$-	$-	$-	$-

CFO / COO (through December 2012)

Roger Silverthorn	2013	$114,583		$-	$125,000	$-	$-	$-	$10,800	$250,383

CFO (beginning February 1, 2013)

Richard Fosgitt	2013	$62,500		$-	$72,917	$-	$-	$-	$5,891	$141,308

Exec VP Engineering and Technology

Thomas Cote'	2013	$-		$-	$10,417	$-	$-	$-	$-	$10,417
Board Member		$-

*accrued and unpaid

Notes:

We had no pension plans or plans or agreements which provide compensation on the event of termination of employment or change in control of us and have therefore eliminated a column specified by Item 402 (c) (2) titled “Change in Pension Value and Nonqualified Deferred Compensation Earnings (h)” in the above Summary Compensation Table No family relationships exist among any directors, executive officers, or persons nominated or chosen to become directors or executive officers. As of December 31, 2013, Cirque had health, hospitalization and medical plans available for its employees. Further, Cirque had no pension plans or plans or agreements which provide compensation in the event of termination of employment or change in control of our company

Employment Agreements

As of the year ended December 31, 2013, Cirque has not entered into formal employment agreements with any of our executive officers or directors. Mr. DuRant’ annual compensation was increased to $125,000 annually effective January 1, 2013. Mr. Silverthorn’ salary is $125,000 annually effective February 1, 2013. Cash payments are made based on the Company’s ability to pay. On January 10, 2014 the Board of Directors increased Mr. DuRant’ and Mr. Silverthorn’ salary to $250,000 annually payable as $125,000 in cash and $125,000 in stock effective January 1, 2014. Mr. Fosgitt’ annual salary is $187,500 payable as $125,000 in cash and $62,500 in stock effective January 1, 2014.

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Compensation of Directors

Cirque paid no compensation to any directors as director’s fees, nor any fees for attendance or similar remuneration or reimbursement for any out-of-pocket business expenses incurred, for the year ended December 31, 2013.

ITEM 12.         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock beneficially owned based on 192,532,405 issued and outstanding shares of Common Stock as of November 26, 2014 by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of Common Stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Other than as described in the notes to the table, we believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of the date of this Annual Report, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person. Unless otherwise indicated below, beneficial ownership is calculated based on the 192,532,405 shares of Common Stock issued and outstanding as of the date of this Annual Report.

Cirque has three classes of Preferred Stock. The preferential rights and benefits of each of these classes are summarized as follows:

Class “A” Preferred: 13,420 shares of Class A Preferred Stock are convertible into 2,857.14 shares of Common Stock at any time beginning six months after issue at the Holder’s option. The shares of Class A Preferred Stock entitles the holder thereof to vote such shares on an “as-converted” basis at the record date for the determination of shareholders entitled to vote on any matter coming before the common shareholders or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. The Class A Preferred Stock has a stated value $10.00 per share.

Class “B” Preferred: 100,000 shares of Class B Preferred Stock are convertible into 690 shares of Common Stock at any time beginning six months after issue at the Holder’s option. The shares of Class B Preferred Stock entitles the holder thereof to vote such shares on an five votes for each common share that would be received on conversion. Each share of Class B of Convertible Preferred Share will be entitled to 3,450 votes and may vote on any matter that is brought to a vote of the common stock holders. The Class B Preferred Stock has a stated value $10.00 per share.

Class “C” Preferred: 100,000 shares of Class C Preferred Stock are convertible into 592 shares of Common Stock at any time at the Holder’s option. The shares of Class C Preferred Stock entitles the holder thereof to vote such shares on an “as-converted” basis at the record date for the determination of shareholders entitled to vote on any matter coming before the common shareholders or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. The Class C Preferred Stock has a stated value $10.00 per share.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned
Officers and Directors (1)
Joseph DuRant (2)	81,066,631	21.5%
Roger Silverthorn (3)	55,036,125	14.6%
Thomas Coté (4)	3,593,751	1.0%
Richard Fosgitt (5)	25,156,251	6.7%
All executive officers and directors as a group (4 persons)	164,852,758	43.8%
5% or Greater Beneficial Owners
Frank O’Donnell (6)	22,257,123	5.9%

(1)          The address for each of the officers and directors is c/o Cirque Energy, Inc., at 645 Griswold Street, Penobscot Building, Suite 3274, Detroit, MI 48226

(2)          Consists of: (i) an aggregate of 14,409,334 shares of common stock, 9,209,334 of which are held by Green Renewable Energy Solutions, Inc., an entity of which Mr. DuRant is the control person, (ii) 6,880 shares of Class A Preferred Stock which carry the voting power of 18,685,714 shares of common stock, and (iii) 13,907 shares of Class B Preferred Stock which carry the voting power of 47,978,550 shares of common stock, and 24,328 shares of Class C Preferred Stock, 15,556 of which are held by Green Renewable Energy Solutions, Inc., an entity of which Mr. DuRant is the control person; which carry the voting power of 14,402,367 shares of common stock.

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(3)          Consists of 15,953 shares of Class B Preferred Stock which carry the voting power of 55,036,125 shares of common stock. The shares are owned jointly by Mr. Silverthorn and his spouse Suzanne Silverthorn.

(4)          Consists of 1,042 shares of Class B Preferred Stock which carry the voting power of 3,593,751 shares of common stock.

(5)           Consists of 7,292 shares of Class B Preferred Stock which carry the voting power of 25,156,251 shares of common stock.

(6)           Consists of: (i) an aggregate of 2,600,000 shares of common stock, (ii) 6,880 shares of Class A Preferred Stock which carry the voting power of 19,657,123 shares of common stock.

ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

The Company records transactions of commercial substance with related parties at fair value as determined with management. Amounts due to shareholders/related parties are non-interest bearing, unsecured, and due upon demand.

The following is a list of related party balances as of December 31, 2013 and December 31, 2012:

	December 31,	December 31,
	2013	2012
Accounts and other payable, due to related parties	5,129	139,326
Accrued salaries and wages - related party	224,758	-
Due to E World Corp. a related party	-	203,423
Secured note due to E World Corp., a related party	-	65,000
Secured note due to Blue Atelier Inc., a related party	-	5,307
	$229,887	$413,056

The accounts payable related-party balance included for December 31, 2012 amounts to the officers and directors of the Company Joe DuRant, Gerry Shirren and Frank O' Donnell and the balance for December 31, 2013 is for amounts owed to former officer Gerry Shirren. Accrued salaries and wages-related party includes amounts owed to officers and directors of the Company; Joe DuRant, Roger Silverthorn, Richard Fosgitt, and former director Frank O’Donnell.

E World Corp Promissory Note

On November 2, 2011, the Company received funding pursuant to a convertible promissory note in the amount of $65,500. The promissory note is unsecured, bears interest at 20% per annum, and was due on November 21, 2011 and is currently in default. On June 21, 2012, the note holder waived all interest related to the note. This note was paid in full from the proceeds of the LG Capital Convertible Note V issued August 5, 2013 detailed in the Convertible Note section of this report.

Blue Atelier Convertible Note

On May 21, 2012, the Company received funding pursuant to a convertible promissory note in the amount of $5,000. The promissory note is unsecured, bears interest at 10% per annum, and was due on June 30, 2012 and is currently in default. The note holder may convert the entire note and any accrued interest at $0.001 per share.

The Company has determined the value associated with the beneficial conversion feature in connection with the notes to be $5,000. The aggregate beneficial conversion feature has been accreted and charged to financing expense in the amount of $5,000 as of December 31, 2012.

On April 22, 2013, the Board of Directors approved the issue 1,941,714 shares of common stock to Blue Atelier, Inc. for settlement of this promissory note. The fair value of the shares to be issued is $5,825 based on the quoted market price of the shares on the date of approval. The excess of the accounts payable settled over the fair value of the shares issue of $971 is recorded as additional paid-in capital due to the related party relationship. As of December 31, 2013, no shares were issued and the $5,825 for this obligation was recorded as stock payable.

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During the calendar year of 2013, E World Corp. and Blue Atelier Inc. ceased to be a related party and the disclosures above reflect that change. The secured note due to E World Corp. was paid during 2013 as described in Note 7 below. The “due to E World” was reduced by $20,000 during 2013.

Related party transactions include executive and directors compensation for the years ending December 31, 2013 and December 31, 2012.

	For the Year Ended December 31,
	2013	2012
Joe DuRant: CEO, Director	$270,641	$738,000
Gerry Shirren: CFO, Director (through December 31, 2012)	-	395,970
Frank O Donnell: Executive VP Business Development, Director	96,887	778,936
Roger Silverthorn: CFO, Director (effective February 1, 2013)	250,383	-
Richard Fosgitt, Director	141,308	-
Thomas Cote': Director	10,417	-
Total	$769,636	$1,912,906

On April 17, 2012, the Board approved the issue of common stock as a bonus incentive to company management with the issue of 5,200,000 shares of common stock to each of CEO Joe DuRant and Executive Vice President of Business Development Frank O Donnell and 2,600,000 shares of common stock to CFO Gerry Shirren totaling $1,657,500 in value which is included in executive and directors compensation totaling $1,912,906. The stock issued reflects the effect of the stock dividend/forward split.

	Shares	Value
Joe DuRant: CEO, Director	2,600,000	$663,000
Gerry Shirren: CFO, Director	1,300,000	$331,500
Frank O Donnell: Executive VP Business Development, Director	2,600,000	$663,000
Total	6,500,000	$1,657,500

ITEM 14.         PRINCIPAL ACCOUNTING FEES AND SERVICES

(1) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements and review of financial statements included in the registrant's Form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2013 and 2012 were: $21,137 and $39,412 respectively.

(2) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under item (1) for the fiscal years ended December 31, 2013 and 2012 were: $0 and $0, respectively.

(3) Tax Fees

No fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2013 and 2012.

(4) All Other Fees

No fees were billed for professional services provided by the principal accountant, other than the services reported in items (1) through (3) for the fiscal years ending December 31, 2013 and 2012.

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(5) Audit Committee

The registrant's Audit Committee, or officers performing such functions of the Audit Committee, have approved the principal accountant's performance of services for the audit of the registrant's annual financial statements and review of financial statements included in the registrant's Form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ending December 31, 2013. Audit-related fees, tax fees, and all other fees, if any, were approved by the Audit Committee or officers performing such functions of the Audit Committee.

(6) Work Performance by Others

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than -0- percent.

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PART IV

ITEM 15.         EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Green Energy Renewable Solutions, Inc. includes by reference the following exhibits:

2.1	Plan of Reorganization By Which Salty’s Warehouse Shall Be Acquired from Nucotec, Inc. (1)
2.2	Definitive Stock Purchase Agreement dated May 21, 2007 by and between Mojo Media Works and the registrant (5)
2.3	Definitive Stock Purchase Agreement dated August 1, 2008 by and between Blue Atelier, Inc. and the registrant (6)
2.4	Stock Purchase Agreement dated March 30, 2009 by and between Blue Atelier, Inc. and the registrant (7)
2.5	Contribution Agreement dated May 16, 2013 by and between Cirque Energy II, LLC and the registrant (16)
2.6	Order Authorizing and Approving Sale of Assets Free and Clear of all Liens, Liabilities, Rights, Interests, and Encumbrances In re Richfield Equities, LLC (16)
3.1	Articles of Incorporation (1)
3.2	Amendment to Articles of Incorporation (1)
3.3	Amendment to Articles of Incorporation (1)
3.4	Bylaws (1)
3.5	Amendment to Articles of Incorporation (4)
3.6	Amendment to Articles of Incorporation (10)
3.7	Amendment to Articles of Incorporation (14)
3.8	Amendment to Articles of Incorporation (15)
3.9	Amendment to Articles of Incorporation (17)
3.10	Certificate of Designation of Class A Convertible Preferred Shares (19)
3.11	Certificate of Designation of Class Convertible Preferred Shares (19)
4.1	Convertible Debentures dated February 12, 2007 (3)
4.2	Form of Warrant dated February 12, 2007 (3)
4.3	Form of Convertible Note Payable (8)
4.4	Secured Convertible Note (20)
4.5	Form of Buyer Note (20)
4.6	Form of Warrant (20)
10.1	Form of Legacy Yahoo! Store Management Service Agreement (1)
10.2	Form of Stock Purchase Agreement between Salty’s Warehouse and the purchaser named therein (1)
10.3	Form of 2004 Incentive and Nonstatutory Stock Option Plan (1)
10.4	Form of Stock Purchase Agreement between Salty’s Warehouse and Earl T. Shannon, Steven Hudson and Scott W. Bodenweber (2)
10.5	Game License Agreement dated January 19, 2007 (3)
10.6	Agreement for the Purchase and Sale of 100% of the Stock of Media And Technology Solutions, Inc. dated May 26, 2010 (9)
10.7	2011 Consultant Stock Plan (11)
10.8	Distribution Agreement dated June 13, 2011 between Felix Power Machinery Co, Ltd. and the registrant (12)
10.9	Revised Letter of Intent dated July 27, 2011 between Green Renewable Energy Solutions, Inc. and the registrant (13)
10.10	Joint Development Agreement dated November 19, 2013 by and between Northrop Grumman Corporation and the registrant (18)
10.11	Securities Purchase Agreement dated February 13, 2014 by and between Typenex Co-Investment, LLC and the registrant (2)
31.1	Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act*
31.2	Certification of Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act *
32.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002*
101.INS	XBRL Instance Document*
101.SCH	XBRL Taxonomy Extension Schema Document*
101.CAL	XBRL Taxonomy Calculation Linkbase Document*
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document*
101.LAB	XBRL Taxonomy Label Linkbase Document*
101.PRE	XBRL Taxonomy Presentation Linkbase Document*

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(1) Filed as an exhibit to the Registration Statement on Form SB-2 filed with the SEC on December 27, 2005.

(2) Filed as an exhibit to the Registration Statement on Form SB-2/A filed with the SEC on June 19, 2006.

(3) Filed as an exhibit to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on April 2, 2007.

(4) Filed as an exhibit to the Registration Statement on Form 8-A filed with the SEC on December 14, 2006.

(5) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on May 25, 2007.

(6) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on August 26, 2008.

(7) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on April 3, 2009.

(8) Filed as an exhibit to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2008 filed with the SEC on April 14, 2009.

(9) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on June 8, 2010.

(10) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on April 5, 2011.

(11) Filed as an exhibit to the Registration Statement on Form S-82 filed with the SEC on May 26, 2011.

(12) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on June 20, 2011.

(13) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on September 22, 2011.

(14) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on February 28, 2012.

(15) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on August 2, 2012.

(16) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on June 18, 2013.

(17) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on August 26, 2013.

(18) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on November 20, 2013.

(19) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on February 3, 2014.

(19) Filed as an exhibit to the Current Report on Form 8-K filed with the SEC on February 3, 2014.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRQUE ENERGY, INC.

January 12, 2015	By:	/s/ Joseph DuRant
Joseph DuRant Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

January 12, 2015	By:	/s/ Joseph DuRant
Joseph DuRant Chief Executive Officer, President and Director (Principal Executive Officer)

January 12, 2015	By:	/s/ David Morgan
David Morgan Chief Financial Officer (Principal Financial Officer)

January 12, 2015	By:	/s/ Roger Silverthorn
Roger Silverthorn Executive Vice President of Business Development, Secretary, and Director

January 12, 2015	By:	/s/ Richard Fosgitt
Richard Fosgitt Executive Vice President of Engineering & Technology and Director

January 12, 2015	By:	/s/ Thomas Coté
Thomas Coté Director